LOGO

GE Funds
ANNUAL REPORT
September 30, 1996


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                            UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------

President's Letter                                                    1
Review of Performance and Schedules of Investments
         Portfolio managers discuss your Funds and what we invested in and why
         GE International Funds                                       3 - 10
         GE U.S. Equity Fund                                          11 - 16
         GE Strategic Investment Fund                                 17 - 23
         GE Tax-Exempt Fund                                           24 - 27
         GE Fixed Income Funds                                        28 - 38
         Notes to Performance and
         Schedules of Investments                                     39
Financial Statements                                                  40 - 51
         Financial Highlights and Statements of Assets and
         Liabilities, Operations, and Changes in Net Assets
         Notes                                                        52 - 57
         Notes to the Financial Statements
Report of Independent Accountants                                     58
         The accountants' opinion
GE Funds Investment Team                                              60
Shareholder Inquiries                                         Inside Back Cover
         How you can obtain more information

On the Cover:   GE Investments' portfolio management teams at work.


                               Top Rated GE Funds

                                 By Morningstar
                           Through September 30, 1996

                                    * * * *

                                     3 year

                GE U.S. Equity - C rated among 1708 Equity funds

                          GE Strategic Investment - C
                         rated among 3059 Hybrid funds
                                     * * * *
                   1 year GE U.S. Equity - C rated among 3006
     Equity funds GE Strategic Investment - C rated among 5251 Hybrid funds
                                     * * *
         3 year GE Fixed Income - C rated among 948 Fixed Income funds
               GE Global Equity - C rated among 1708 Equity funds
                                     * * *
                                     1 year
             GE Fixed Income - C rated among 1506 Fixed Income funds
               GE Global Equity - C rated among 3006 Equity funds

Morningstar is an independent fund ranking company that seeks to provide a non-bias rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1996. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 10-day Treasury T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of a fund's overall rating. Ten percent of the funds in a rating category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

The GE Funds ratings above are based on Class C performance, the only class of shares with at least three years of performance history. Class C shares are offered without any front-end or back-end sales charge. The other Fund classes share a common portfolio of securities with Class C. Star ratings for the other classes may vary. No class of GE Funds has either a five or ten year performance history. Investment return and principal value of an investment wll fluctuate and you may have a gain or loss when you sell your shares. The advisor has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividend and capital gain. Past performance is no guarantee of future results.

A Letter from the President

Dear Shareholder:

We are pleased to provide you with the 1996 annual report. This past year brought excitement in the financial markets as well as in the GE Funds. We saw continued growth in the Funds' assets and an increased focus was placed on customer service.

I want to take this opportunity to thank you for your response to our customer satisfaction survey. The survey enabled us to identify your expectations and helped point us to areas that require enhancements.

We learned that approximately 94% of respondents were satisfied with GE Investments and areas presenting an opportunity for improvement included a more user friendly automated response system and increased investment options.

As a result, we are in the process of revamping the automated response system (please refer to the inside back cover for further details). We continue to strengthen our customer service operations and coming in the next year, we plan to expand our fund offerings. We will keep you informed about our new funds.


Performance Highlights

As the performance profiles which begin on page 4 demonstrate, the GE Funds' Family generated attractive returns for our shareholders. Four of our Funds with equity exposure, namely GE International Equity Fund, GE Global Equity Fund, GE U.S. Equity Fund and GE Strategic Investment Fund, all had favorable years with double digit returns. Once again, the majority of our Fund classes, excluding loads, outperformed their peers for the year, based on averages calculated by Lipper Analytical Services, an independent mutual fund rating service. The Lipper Analytical Services average total returns for each category and complete details on each Fund's performance, including reductions for the effect of loads, can be found on the various Fund profiles contained in this annual report.

We are also proud to inform you that many of our GE Funds are now rated by Morningstar, an independent fund ranking company which analyzes risk-adjusted performance in order to provide a non-basis rating system. You may have noticed the inside front cover of this report which shows our top rated funds with a three year track record. The other classes of shares will become eligible for Morningstar's rating system in January as they reach the three year criteria.


Market Overview

The U.S. equity market continued to forge ahead during 1996, supported by unprecedented cash flows into stock mutual funds. September's strong finish in the equity market masked the short-term volatility which occurred during the year. A surge in economic activity spilled over from the beginning of 1996 into the summer months. This sparked inflation concerns that sent the S&P down over 4% in July and triggered trading-curbs for a record eight consecutive days. The enormous inflows into equity mutual funds slowed to a halt during this sell-off, only to rebound impressively in August and September. This brought year-to-date inflows to a record $179 billion through September. The stock market ended the fiscal year buoyed by the recovering supply-demand balance, high consumer confidence, and good corporate earnings. The S&P 500 index returned 20.3% for the twelve months ended September 30, 1996.

A strong economy continues to concern the bond market, with returns adversely impacted by higher employment and fears of rising wages. The Lehman Brothers Bond Index returned 4.9% for the twelve months ending September 30, 1996. Municipal bonds performed slightly better than taxable bonds on a total return basis, with the Lehman Brothers Municipal Bond Index rising 6.0% for the twelve months ended September 30, 1996.

International equity market performance, as measured by the Morgan Stanley EAFE Index, lagged the U.S. market with a twelve month return of 8.6%. Positive economic news from Hong Kong and mainland China has been offset by Japan's continuing economic difficulties, with Japanese shares falling 5.6% in the third quarter of 1996. European shares were bolstered by positive German economic data, though this, too, has been offset by the difficult economic climate in France. Nevertheless, we continue to hold a favorable view of overseas markets, particularly those in Europe where rates have room to come down and profits are expected to accelerate.

Market Outlook

Though the economy continues to show resiliency, we do not expect growth to continue at the level experienced in the first half of 1996. The domestic equity market is at or near record levels in both absolute terms and as measured by dividend yield and other traditional valuation tools, suggesting greater vulnerability to a near term correction. The bond market will continue to fluctuate with changing perceptions of inflation, economic activity, and Federal Reserve policy. Overseas equity markets continue to offer opportunities for attractive growth potential and good value. We expect international markets to perform well, as long as the U.S. market remains stable. We appreciate your investment in the GE Funds and we will continue to dedicate ourselves to helping you meet your financial needs.


Michael J. Cosgrove

Mike Cosgrove is responsible for the marketing, product development and sales of the GE Funds.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Within his Treasury scope, he had responsibility for GE Shareholder Services, Commercial Paper and the Company Cash Management System. Mike joined GE in 1970. After completing the Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as its Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike is a Trustee of the GE Pension Trust and GE's employee savings program and serves on GE Investments' Asset Allocation Committee.

He graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

GE International Funds

Q&A

Ralph Layman manages the international equity operation with total assets of almost $8 billion. His responsibilities include managing the GE Global Equity and International Equity Funds. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Q. How did the GE International Equity and GE Global Equity Funds' industry benchmarks and Lipper peers perform for the fiscal year ended September 30, 1996?

A. The GE International Equity Fund's benchmark, the MSCI EAFE Index, returned 8.6% for the 12 months ended September 30, 1996. Our Lipper peer group of 582 International Stock Funds returned an average of 9.0% for the same period. The GE Global Equity Fund's benchmark, the MSCI World Index, returned 13.7% for the year ended September 30, 1996 and our Lipper peer group of 174 Global Stock Funds returned 13.0% for the same period. Refer to the following page, for GE International Equity Fund, and page 8 for GE Global Equity Fund, to see how your class of shares performed compared to the above benchmarks.

Q.   What were the primary performance drivers?

A. Our company-specific philosophy has resulted in the Funds having an overweight position, as compared to the index, in Europe and an underweight position in Japan. France (+18% return), the Netherlands (+21% return), and Hong Kong (+23% return) all contributed to the Fund's strong performance for the year ending September 1996. The Funds benefited from an underweighting in Japan, which improved only 0.4% vs. Europe's performance of +14.8%. We continue to believe company valuations in Japan are stretched compared to their long-term growth rates. For the year ending September 1996, the U.S. market increased 20.3% as measured by the S&P 500. The Global Equity Fund's underweighting of the U.S. market has hurt performance. Our underweighting of the U.S. market is a direct result of our undervalued growth philosophy. We continue to find better relative values in companies outside of the U.S. The strong U.S. dollar over the past year has had a positive impact on our global companies in the portfolio.

Q.   Which stocks have you liked?

A. The weightings of the Funds are driven by our stock selection. In the past quarter, we have found several investments in the U.K. that we believe are attractive. Granada is a hotel group that has successfully diversified into the media industry and computer rental/services. Siebe is a top engineering firm specializing in process control systems. Management seems committed to growing the business and to creating value for shareholders. Outside of Europe, we have trimmed our exposure to Mexico, and have taken a small position in Peru. Telefonica del Peru is the local fixed-line phone monopoly, and the company should benefit from the nation's high growth rate, and stable regulatory environment.

Q. What is the outlook for the Funds and how have you positioned them going forward?

A. We remain optimistic regarding our European overweight. In recent months, we have noticed that the `restructuring of Europe', a theme we have discussed here before, has received greater attention from both the media and our peers. We are well-positioned to benefit from this trend, and believe that our emphasis on stock-picking will serve us well in this environment.

     Outside Europe, we continue to underweight Japan. On a company-by-company basis, we are not convinced that Japanese firms are taking the steps needed to boost their profitability. On the macro side, we are looking for signs that the economy can expand without the aid of government spending. This will become particularly important if Parliamentary elections delay the passage of the next fiscal stimulus package.

     We continue to search for attractive stocks in the U.S., for the GE Global Equity Fund, but we remain underweighted in the market due to the expensive valuations.

GE International Equity Fund

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                            Top Ten Largest Holdings
                             at September 30, 1996
--------------------------------------------------------------------------------
                    Total S.A.                    2.68%
                    Veba AG                       2.60%
                    Sandoz AG (Regd.)             2.35%
                    DDI Corp.                     2.31%
                    Brambles Industries Ltd.      2.30%
                    Carrefour S.A.                2.23%
                    Siebe                         2.14%
                    Siemens AG                    2.06%
                    ABB AG                        2.01%
                    Canon Inc.                    1.88%
--------------------------------------------------------------------------------

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.

                        * Lipper Performance Comparison
                         International Stock Peer Group

Based on 10/1/95 -- 9/30/96 total returns
Number of Funds in peer group:               582
Peer group average total return:             9.0%

Lipper categories in peer group: International, European Region, Pacific Region, Pacific Ex-Japan, Japanese, Latin America, Canadian, Emerging Markets, International Small Company

*See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.

             Comparison of Change in Value of a $10,000 Investment

--------------------------------------------------------------------------------

                                 Class A Shares

QUARTERLY                 w/o load           with load               EAFE
---------                 --------           ---------               ----
3/2/94                    10000              10000                   10000
3/31/94                   9753.33            9290.05                 9569.11
6/30/94                   9753.32            9290.04                 10057.82
9/30/94                   10119.99           9639.29                 10067.63
12/30/94                  9622.69            9165.62                 9965.09
3/31/95                   9682.87            9222.94                 10150.54
6/30/95                   10298.07           9808.92                 10224.17
9/30/95                   10612.37           10108.28                10650.7
12/30/95                  11003.64           10480.96                11082.14
3/30/96                   11338.5            10799.92                11402.31
6/30/96                   11700.15           11144.39                11582.47
9/30/96                   11820.71           11259.23                11568.12


                                 Average Annual
                                  Total Return

                                        One            Since
                                        Year         Inception
                                        ----         ---------
            GE Int'l Equity            11.39%         6.70%
            GE Int'l Equity w/load      6.10%         4.70%
            MSCI EAFE                   8.62%         5.81%

--------------------------------------------------------------------------------

                                 Class B Shares

QUARTERLY                 w/o load           with load               EAFE
---------                 --------           ---------               ----
3/2/94                    10000              10000                   10000
3/31/94                   9753.33            9753.33                 9569.11
6/30/94                   9740               9740                    10057.82
9/30/94                   10086.65           10086.65                10067.63
12/30/94                  9582.65            9582.65                 9965.09
3/31/95                   9629.36            9629.36                 10150.54
6/30/95                   10223.29           10223.29                10224.17
9/30/95                   10523.58           10523.58                10650.7
12/30/95                  10897.29           10897.29                11082.14
3/30/96                   11210.92           11210.92                11402.31
6/30/96                   11557.93           11557.93                11582.47
9/30/96                   11658.03           11458.03                11568.12


                                 Average Annual
                                  Total Return

                                         One         Since
                                         Year      Inception
                                         ----      ---------
            GE Int'l Equity             10.78%       6.13%
            GE Int'l Equity w/load       6.78%       5.40%
            MSCI EAFE                    8.62%       5.81%

--------------------------------------------------------------------------------

                                 Class C Shares

QUARTERLY                 w/o load           EAFE
---------                 --------           ----
3/2/94                    10000              10000
3/31/94                   9760               9569.11
6/30/94                   9760               10057.82
9/30/94                   10126.66           10067.63
12/30/94                  9636.58            9965.09
3/31/95                   9703.64            10150.54
6/30/95                   10320.59           10224.17
9/30/95                   10649.18           10650.7
12/30/95                  11036.55           11082.14
3/30/96                   11379.76           11402.31
6/30/96                   11756.63           11582.47
9/30/96                   11877.76           11568.12


                                 Average Annual
                                  Total Return

                                         One          Since
                                         Year       Inception
                                         ----       ---------
            GE Int'l Equity             11.54%        6.90%
            MSCI EAFE                    8.62%        5.81%

--------------------------------------------------------------------------------

                                 Class D Shares

QUARTERLY                 w/o load           EAFE
---------                 --------           ----
3/2/94                    10000              10000
3/31/94                   9760               9569.11
6/30/94                   9773.34            10057.82
9/30/94                   10146.67           10067.63
12/30/94                  9666.15            9965.09
3/31/95                   9733.29            10150.54
6/30/95                   10357.55           10224.17
9/30/95                   10699.89           10650.7
12/30/95                  11103.89           11082.14
3/30/96                   11461.43           11402.31
6/30/96                   11845.95           11582.47
9/30/96                   11980.87           11568.12


                                 Average Annual
                                  Total Return

                                      One       Since
                                     Year     Inception
                                     ----     ---------
            GE Int'l Equity         11.97%       7.26%
            MSCI EAFE                8.62%       5.81%

Schedule of Investments -- September 30, 1996

GE INTERNATIONAL EQUITY FUND

Europe                   61.4%
Other Regions             3.7%
Japan                    17.1%
Pacific Rim              14.0%
Cash & Other              3.8%


--------------------------------------------------------------------------------
                                            Number
                                          of Shares           Value
--------------------------------------------------------------------------------
Common Stock -- 96.2%

Australia -- 3.7%
Brambles Industries Ltd.                   106,377         $1,726,353
Burns Philip & Co.                         585,153            833,815
F.H. Faulding & Co. Ltd.                    34,333            236,732
                                                            2,796,900
Austria -- 3.5%
Bohler Uddeholm                              2,410            192,513
Creditanstalt Bankverein                    10,603            470,871
Flughafen Wien AG                            5,018            264,425
OMV AG                                       3,553            357,218
VA Technologie AG                           10,470          1,364,434
                                                            2,649,461
Denmark -- 1.7%
Den Danske Bank                             13,459            980,933
ISS (Series B)                               2,040             52,230
Tele Danmark AS (Series B)                   5,370            254,811
                                                            1,287,974
Finland -- 0.7%
Metra AB                                     2,877            164,897
Valmet Corp.                                22,076            363,651
                                                              528,548
France -- 10.0%
Alcatel Alsthom                              6,743            568,498
Carrefour S.A                                2,992          1,679,181
Coflexip ADR                                19,198            417,556 (a)
Eaux (Cie Generale)                          6,121            664,772
Lyonnaise Des Eaux S.A                         154             13,774 (a)
Lyonnaise Des Eaux S.A                       7,331            655,681
Technip                                        580             52,987
Thomson CSF                                    258              7,642
Total S.A. (Class B)                        25,600          2,014,597
Usinor Sacilor                              32,355            499,215
Valeo                                       17,070            941,485
                                                            7,515,388
Germany -- 9.7%
Deutsche Bank AG                             3,726            175,453
Dresdner Bank AG                             4,693            123,649
Gehe AG                                     15,746          1,051,865
Sap AG                                       7,205          1,210,349
SGL Carbon                                  10,430          1,215,888
Siemens AG                                  29,455          1,552,131
Veba AG                                     37,325          1,953,152
                                                            7,282,487
Hong Kong -- 3.7%
Consolidated Electric Power                119,100            251,815
Giordano International                     633,000            556,627
Hopewell Holdings                          826,000            467,315
HSBC Holdings                               53,800            998,358
Television Broadcasts Ltd. ADR             145,000            539,086
                                                            2,813,201
Indonesia -- 1.3%
Astra International                        311,500            610,127
Mulia Industrindo                          140,000            140,120
PT Tambang Timah GDR                        12,783            215,394 (b)
PT Tambang Timah GDR                           330              5,560
                                                              971,201
Italy -- 2.7%
ARN Mondadori Edit                           3,196             23,185
Edison SPA                                  60,295            375,644
ENI Spa                                     52,818            269,941
Gucci Group N.V. ADR                           384             27,840
IMI                                            198              1,682
Istituto Mobiliare Italiano ADR              6,469            164,959 (a)
Sasib SPA                                   88,474            156,242
Telecom Italia Mobile                      466,328          1,034,754
                                                            2,054,247
Japan -- 17.1%
Canon Inc.                                  72,000          1,412,903
Credit Saison Co.                           46,600          1,114,892
DDI Corp.                                      215          1,735,798
Denso Corp.                                 39,000            870,161
Ito Yokado Co.                              17,000            964,247
Izumi Co.                                    4,000             70,968
Murata Manufacturing Co.                    32,000          1,141,219
Nintendo Co.                                 5,000            320,341
Nippon Express Co.                          44,000            402,151
Omron Corp.                                 30,000            561,828
Rohm Co.                                    16,000          1,007,885
Secom Co.                                   22,000          1,389,785
Sega Enterprises                             8,000            347,670
Suzuki Motor Corp.                         107,000          1,303,943
Tokyo Steel Manufacturing                   13,000            229,480
                                                           12,873,271

----------
See Notes to Schedule of Investments and Financial Statements

GE International Equity Fund
--------------------------------------------------------------------------------
                                            Number
                                          of Shares           Value
--------------------------------------------------------------------------------

Malaysia -- 0.7%
AMMB Holdings Berhad                        23,000          $  167,012
Telekom Malaysia                            44,000             387,967
                                                               554,979
Mexico -- 1.4%
Grupo Carso S.A. de C.V. (Series A)         54,369             249,815
Grupo Carso S.A. de C.V. ADR                39,861             371,704
Grupo Financiero Bancomer S.A
ADR (Series B)                                 673               6,992 (a)
Grupo Financiero Bancomer S.A. ADR
(Series C)                                  26,063             250,856 (a,b)
Grupo Televisa S.A. De C.V. ADR              4,802             138,658 (a)
Invercorporacion S.A. de C.V                54,369               7,271 (a)
                                                             1,025,296
Netherlands -- 5.7%
IHC Caland N.V                              20,163           1,060,715
ING Groep N.V                               21,209             661,272
Nutricia Verenigde Bedrijven                 3,528             465,539
Polygram N.V                                15,766             881,872
Toolex Alpha N.V                               719              16,178 (a)
Unilever N.V                                 1,540             242,864
Wolters Kluwer                               7,355             924,582
                                                             4,253,022
New Zealand -- 0.4%
Carter Holt Harvey Ltd.                    138,504             304,990

Panama -- 0.2%
Pan American Beverages Inc.
(Class A)                                    2,771             113,957

Peru -- 0.9%
Telefonica del Peru S.A. ADR
(Class B)                                   29,463             673,966

Philippines -- 1.6%
Metro Bank & Trust Co.                      19,075             454,427
San Miguel Corp.                           223,180             731,598
                                                             1,186,025
Portugal -- 1.2%
Banco Comercial Portugues ADR               31,825             385,878
BCO Comercial Portugues                     42,678             515,435
                                                               901,313
Singapore -- 0.9%
Singapore Airlines Ltd.                     64,000             645,363

South Africa -- 1.2%
Iscor Ltd.                               1,040,905             686,059
Malbak                                      43,761             183,282
                                                               869,341
South Korea -- 1.1%
Korea Electric Power                        26,033             860,413

Spain -- 1.7%
Argentaria S.A                               3,721             154,076
Banco Popular (Regd.)                        1,035             190,115
Empresa Nacional de Electric ADR             2,253              42,526
Repsol S.A                                  27,093             889,885
                                                             1,276,602
Sweden -- 4.9%
Astra AB (Series B)                         15,960             656,299
Autoliv AB                                  31,695           1,367,916
Electrolux AB (Series B)                    14,589             820,077
Kinnevik Investment (Series B)              12,783             333,719
Linjebuss (Series A)                        12,382             137,335
LM Ericsson Telephone (Series B)             7,826             197,224
Netcom Systems AB (Series B)                12,783             143,712 (a)
                                                             3,656,282
Switzerland -- 9.3%
ABB AG                                       1,235           1,509,313
Danzas Holdings (Regd.)                        327             341,276
Lindt & Spruengli AG                            10             187,221
Nestle S.A. (Regd.)                          1,075           1,197,299
Roche Holdings AG                              133             978,534
Sandoz AG (Regd.)                            1,471           1,764,919
Schw Ruckversicher (Regd.)                     980           1,032,154
Valora Holding AG (Regd.)                       94              16,326
                                                             7,027,042
Thailand -- 0.6%
Banpu Public Co. Ltd.                        5,900             128,992
Siam Cement Co. Ltd.                         4,200             171,098
Thai Farmers Bank                           16,830             177,360
                                                               477,450
United Kingdom -- 10.3%
Airtours PLC                                89,675             845,659
BPB Industries                              56,154             328,715
Cordiant                                   311,314             548,174 (a)
EMI Group                                   14,322             299,262
Granada Group                               69,929             937,458
Medeva                                     348,278           1,392,785
Railtrack Group                            154,114             727,271
Reed International                          44,401             821,443
Siebe                                      101,944           1,607,585
Thorn                                       38,097             216,752
Waste Management International
PLC ADR                                      1,155               5,206
                                                             7,730,310
Total Common Stock
(Cost $66,572,016)                                          72,329,029

----------
See Notes to Schedule of Investments and Financial Statements

Schedule of Investments -- September 30, 1996

--------------------------------------------------------------------------------
                                            Principal
                                             Amount              Value
--------------------------------------------------------------------------------

Convertible Bonds -- 0.0%
Sasib
9.25%  12/31/97
       (Cost $43,124)             ITL      65,000,000        $    23,150

Total Investments in Securities
(Cost $66,615,140)                                            72,352,179

Short Term Investments -- 2.1%

Repurchase Agreement -- 2.1%
State Street Bank and Trust Co.
5.40%  10/01/96
(Cost $1,580,000)                         $ 1,580,000          1,580,000
(dated 09/30/96, proceeds $1,580,237,
collateralized by $1,613,528 United States
Treasury Note, 8.375%, 08/15/08)

Other Assets and Liabilities, net 1.7%                         1,257,372

NET ASSETS -- 100%                                           $75,189,551

----------
See Notes to Schedule of Investments and Financial Statements

GE Global Equity Fund

--------------------------------------------------------------------------------
                            Top Ten Largest Holdings
                             at September 30, 1996

                Total S.A.                      3.07%
                Allied Signal Inc.              2.47%
                First Data Corp.                2.32%
                Colgate Palmolive Co.           2.32%
                DDI Corp.                       2.17%
                Veba AG                         2.14%
                Telecom Italia Mobile           2.13%
                Siebe                           2.05%
                Citicorp                        2.03%
                Sandoz AG (Regd.)               1.99%
--------------------------------------------------------------------------------

                               Investment Profile
A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of global companies.

                        * Lipper Performance Comparison
                            Global Stock Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns

           Number of Funds
           in peer group:                        174
           Peer group average
           total return:                       13.0%
           Lipper categories
           in peer group:             Global, Global
                                       Small Company

           *See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.


             Comparison of Change in Value of a $10,000 Investment

--------------------------------------------------------------------------------
                                 Class A Shares

                             w/o load             w/load              MSCI
                             --------             ------              ----
1/1/94                     $   10,000         $   10,000         $   10,000
3/94                         9,989.33           9,514.83          10,060.53
Jun 30, 94                   9,872.06           9,403.14          10,362.27
9/94                        10,309.17           9,819.49          10,584.52
Dec 31, 94                   9,771.67           9,307.51          10,507.72
3/95                         9,979.69           9,505.66          10,999.19
Jun 30, 95                  10,795.37          10,282.59          11,468.06
9/95                        11,047.19          10,522.45          12,108.59
Dec 31, 95                  11,099.2           10,571.99          12,694.07
Mar 30, 96                  11,651.65          11,098.2           13,200.83
Jun 30, 96                  12,081.33          11,507.47          13,583.25
9/96                        12,282.23          11,698.82          13,763.66


                                 Average Annual
                                  Total Return

                                              One          Since
                                              Year       Inception
                                              ----       ---------
                  GE Global Equity           11.18%         7.76%
                  GE Global Equity w/load     5.90%         5.86%
                  MSCI World                 13.66%        12.32%

--------------------------------------------------------------------------------

                                 Class B Shares


                               w/o load          w/load          MSCI
                               --------          ------          ----
12/22/93                      $   10,000      $   10,000      $   10,000
12/93                          10,263.26       10,263.26          10,000
3/94                           10,257.78       10,257.78       10,060.53
Jun 30, 94                     10,137.42       10,137.42       10,362.27
9/94                           10,569.61       10,569.61       10,584.52
Dec 31, 94                     10,004.78       10,004.78       10,507.72
3/95                           10,206.22       10,206.22       10,999.19
Jun 30, 95                     11,023.16       11,023.16       11,468.06
9/95                           11,269.36       11,269.36       12,108.59
Dec 31, 95                     11,307.77       11,307.77       12,694.07
Mar 30, 96                     11,860.62       11,860.62       13,200.83
Jun 30, 96                     12,276.68       12,276.68       13,583.25
9/96                           12,464.76       12,264.76        13,63.66


                                 Average Annual
                                  Total Return

                                              One          Since
                                              Year       Inception
                                              ----       ---------
                  GE Global Equity           10.61%        8.25%
                  GE Global Equity w/load     6.61%        7.63%
                  MSCI World                 13.66%       12.32%

--------------------------------------------------------------------------------

                                 Class C Shares

                                w/o load                 MSCI
                                --------                 ----
2/22/93                          $10,000                  $10,000
                                  10,000                   10,000
                               10,405.58                10,578.82
                               10,585.11                11,218.33
9/93                           11,409.58                11,744.47
                               12,608.53                11,934.23
                               12,615.25                12,006.47
                               12,480.83                12,366.58
9/94                           13,038.67                12,631.81
                               12,370.65                12,540.16
                               12,646.61                13,126.68
                               13,681.53                13,686.25
9/95                           14,012.7                 14,450.67
                               14,087.43                15,137.47
                               14,798.5                 15,754.18
                               15,347.65                16,210.57
9/96                           15,615.16                16,425.88


                                 Average Annual
                                  Total Return

                                              One           Since
                                              Year        Inception
                                              ----        ---------
                  GE Global Equity           11.44%         13.14%
                  MSCI World                 13.66%         14.83%

--------------------------------------------------------------------------------

                                 Class D Shares

                              w/o load                  MSCI
                              --------                  ----
11/29/93                       $10,000                  $10,000
12/93                        10,855.63                10,486.97
3/94                         10,861.41                10,550.45
6/94                         10,757.37                10,866.89
9/94                         11,242.92                11,099.95
12/94                        10,670.15                11,019.42
3/95                         10,919.95                11,534.82
6/95                            11,824                12,026.53
9/95                         12,115.44                12,698.25
12/95                        12,184.04                13,301.75
3/96                         12,810.58                13,843.68
6/96                          13,297.2                14,244.72
9/96                         13,534.42                14,433.92


                                 Average Annual
                                  Total Return

                                          One          Since
                                          Year       Inception
                                          ----       ---------
                 GE Global Equity        11.71%        11.25%
                 MSCI World              13.66%        13.79%

Schedule of Investments -- September 30, 1996

GE GLOBAL EQUITY FUND

GE Global Equity Fund

Europe                                43.2%
United States                         23.9%
Other Regions                          6.6%
Japan                                 11.0%
Pacific Rim                            9.8%
Cash & Other                           5.5%

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares            Value
--------------------------------------------------------------------------------
Common Stock -- 94.5%
Australia -- 0.8%
Burns Philip & Co.                              250,506         $  356,959

Austria -- 3.5%
Creditanstalt Bankverein                          5,474            243,096
Flughafen Wien AG                                 3,074            161,985
OMV AG                                            3,514            353,298
VA Technologie AG                                 5,946            774,873
                                                                 1,533,252
Brazil -- 1.4%
Brasmotor S.A                                 1,221,161            443,701
Ceval Alimentos S.A                          16,590,712            152,730
                                                                   596,431
Finland -- 0.9%
Valmet Corp.                                     22,801            375,594

France -- 8.7%
Carrefour S.A                                     1,404            787,958
Coflexip ADR                                     29,272            636,666 (a)
Technip                                           4,371            399,318
Total S.A. (Class B)                             16,931          1,332,388
Valeo                                            11,648            642,438
                                                                 3,798,768
Germany -- 4.6%
Gehe AG                                           9,199            614,512
Sap AG                                            2,817            473,220
Veba AG                                          17,769            929,821
                                                                 2,017,553
Hong Kong -- 4.6%
Consolidated Electric Power                     231,500            489,464
Giordano International                          602,000            529,368
HSBC Holdings                                    24,400            452,787
Television Broadcasts Ltd. ADR                  143,000            531,650
                                                                 2,003,269
Indonesia -- 1.1%
Astra International                             220,000            430,909
Steady Safe                                      81,200             52,432
                                                                   483,341
Italy -- 3.3%
IMI                                              27,028            229,603
Industrie Natuzzi Spa ADR                         4,348            202,182
Istituto Mobiliare Italiano ADR                   2,391             60,970
Telecom Italia Mobile                           416,834            924,930
                                                                 1,417,685
Japan -- 11.0%
Canon Inc.                                       31,000            608,333
Credit Saison Co.                                21,700            519,167
DDI Corp.                                           117            944,597
Ito Yokado Co.                                    7,000            397,043
Murata Manufacturing Co.                         10,000            356,631
Omron Corp.                                      16,000            299,641
Rohm Co.                                          6,000            377,957
Secom Co.                                         9,000            568,548
Sega Enterprises                                  4,000            173,835
Suzuki Motor Corp.                               44,000            536,201
                                                                 4,781,953
Malaysia -- 0.9%
AMMB Holdings Berhad                             51,200            371,784

Mexico -- 2.2%
Grupo Carso S.A. de C.V. (Series A)              62,659            287,906
Grupo Carso S.A. de C.V. ADR                     16,253            151,559
Grupo Financiero Bancomer S.A
ADR (Series C)                                   25,404            244,514 (a,b)
Grupo Televisa S.A. De C.V. ADR                   9,356            270,154 (a)
Invercorporacion S.A. de C.V                     62,659              8,380 (a)
                                                                   962,513
Netherlands -- 2.7%
ING Groep N.V                                    21,268            663,112
Nutricia Verenigde Bedrijven                      2,296            302,970
Polygram N.V                                      3,476            194,430
                                                                 1,160,512
Norway -- 1.2%
Petroleum Geo Services                           20,362            544,656 (a)

Panama -- 0.9%
Banco Latinoamericano de
Exportaciones S.A. (Class E)                      3,528            198,009
Pan American Beverages Inc.
(Class A)                                         4,943            203,281
                                                                   401,290
----------
See Notes to Schedule of Investments and Financial Statements

GE Global Equity Fund

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares            Value
--------------------------------------------------------------------------------

Peru -- 0.9%
Telefonica del Peru S.A
ADR (Class B)                                    17,742         $  405,848

Philippines -- 1.7%
Pilipino Telephone                              142,400            195,403 (a)
San Miguel Corp.                                163,070            534,554
                                                                   729,957
South Africa -- 1.1%
Iscor Ltd.                                      700,854            461,932

Spain -- 0.9%
Repsol S.A                                       12,122            398,154

Sweden -- 1.7%
Autoliv AB                                       16,988            733,181

Switzerland -- 7.1%
ABB AG                                             529             646,499
Nestle S.A. (Regd.)                                578             643,757
Roche Holdings AG                                   56             412,014
Sandoz AG (Regd.)                                  721             865,062
Schw Ruckversicher (Regd.)                         366             385,478
Tag Heuer                                          671             131,506 (a)
                                                                 3,084,316
Thailand -- 0.8%
Thai Farmers Bank                               31,220             329,006

United Kingdom -- 8.6%
BPB Industries                                  79,847             467,409
EMI                                             14,935             312,071
Granada Group                                   32,326             433,358
Medeva                                         133,938             535,626
Reed International                              44,840             829,565
Siebe                                           56,387             889,183
Thorn                                           50,108             285,088
                                                                 3,752,300
United States -- 23.9%
Airgas Inc.                                     33,686             854,782 (a)
Allied Signal Inc.                              16,294           1,073,367
Avery Dennison Corp.                             3,858             214,119
Chrysler Corp.                                   9,942             284,590
Citicorp                                         9,721             880,966
Colgate Palmolive Co.                           11,582           1,006,186
Ecolab Inc.                                     22,279             751,916
First Data Corp.                                12,334           1,006,763
General Nutrition Cos. Inc.                      6,998             122,902 (a)
Intel Corp.                                      4,500             429,469
Medaphis Corp.                                   8,872             133,080 (a)
Motorola Inc.                                   11,600             598,850
Sears Roebuck & Co.                              5,792             259,192
Sensormatic Electronics Corp.                   22,801             407,568
Sunrise Medical Inc.                            11,478             182,213 (a)
Toys `R Us                                      18,077             526,493 (a)
Travelers Group Inc.                            11,909             585,030
Tyco International Ltd.                          5,537             238,783
Ucar International Inc.                         16,929             685,624 (a)
Zebra Technologies Corp. (Class A)               6,027             154,442 (a)
                                                                10,396,335
Total Investments in Securities
(Cost $35,615,016)                                              41,096,589


                                              Principal
                                                Amount             Value
--------------------------------------------------------------------------------
Short Term Investments -- 4.8%
--------------------------------------------------------------------------------
U.S. Government Agency -- 1.2%
Federal Home Loan Mortgage Corp.
5.23%           10/15/96                       $500,000          $498,983(d)

Repurchase Agreement -- 3.6%
State Street Bank and Trust Co.
5.40%         10/01/96
(Cost $1,580,000)                             1,580,000         1,580,000
(dated 09/30/96, proceeds $1,580,237,
collateralized by $1,613,528 United States
Treasury Note, 8.375%, 08/15/08)

Total Short Term Investments
(Cost $2,078,983)                                              2,078,983

Other Assets and Liabilities, net 0.7%                           283,783

NET ASSETS --- 100%                                          $43,459,355

----------
See Notes to Schedule of Investments and Financial Statements

GE U.S. Equity Fund

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $23 billion. His responsibilities include overseeing the portfolio management team of the GE U.S. Equity Fund listed on page 60. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. How did the GE U.S. Equity Fund's industry benchmark and Lipper peers perform for the fiscal year ended September 30, 1996?

A. The S&P 500 returned 20.3% for the twelve months ended September 30, 1996. Our Lipper peer group of 546 Growth & Income Funds had an average return of 17.4% for the same period. Refer to the following page to see how your class of shares performed compared to these benchmarks.

Q.   What drove the Fund's performance?

A. The GE U.S. Equity Fund rose strongly in the twelve months ended September 30, 1996, outperforming the average of our Lipper peer group of Growth and Income Funds and trailing the S&P 500 modestly. Our performance was helped by our overweighting in Capital Goods and our underweighting in Utilities. Capital Goods was the best performing sector in the past year while Utilities were weak performers due to concerns of rising competition from deregulation. Our performance versus the S&P 500 was hurt by an underweighting in the Consumer- Stable sector, particularly in beverages, as well as the Technology sector. In both cases we believe valuations of some of the leadership stocks are excessive.

Q.   What has your investment strategy been?

A. We employ what is known as a "bottom up" strategy. This means we build our portfolio company by company, buying stocks with attractive growth prospects and reasonable valuations. We do not spend a lot of time trying to forecast the economy, or selecting sectors or industries that might do well in a given economic scenario, as might be done in a "top down" strategy. Rather we place heavy emphasis on research, taking a very fundamental approach to investing. We make a concerted effort to understand each company that we invest in, including growth potential, earnings drivers, and the strength of the management team. Industry and Sector weightings are a fallout from this fundamental research process and reflect attractive stocks rather than a view as to how the sector will do. Thus our portfolio is made up of a collection of investments we find attractive that can stand on their own, not depending on an economic forecast to make them attractive over the long term.

Q.   Which investments stand out?

A. We continue to be overweighted in financial stocks such as insurance companies and banks. The reason is that there are many financial stocks that offer both strong growth characteristics and attractive valuations. Because financial stocks are often complicated businesses that are not easily understood, they frequently sell at valuation levels lower than might be expected considering their past and projected growth rates. We use our fundamental research approach to understand the complexities of the financial industry and believe we are able to sort out the attractive, growing stocks from the ones that just offer a low valuation.

Q.   What is the outlook for the Fund?

A. We expect volatility to increase in the stock market over the next six to twelve months as a result of slower earnings growth and high valuations. We believe the GE U.S. Equity Fund is well positioned for good relative performance in this environment.

GE U.S. Equity Fund

                            Top Ten Largest Holdings
                             at September 30, 1996
--------------------------------------------------------------------------------
                    AT&T                          1.68%
                    Exxon Corp.                   1.65%
                    IBM                           1.55%
                    Federal National Mtg. Assn.   1.51%
                    Allied Signal Inc.            1.51%
                    Bristol-Myers Squibb Co.      1.49%
                    Intel Corp.                   1.43%
                    Pepsico Inc.                  1.41%
                    Merck & Co. Inc.              1.36%
                    Travelers Group Inc.          1.35%

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by primarily investing in a diversified portfolio of growth and value stocks and other equity securities of U.S. companies.

                        * Lipper Performance Comparison
                          Growth and Income Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns

   Number of Funds in peer group:               546
   Peer group average total return:             17.4%
   Lipper categories in peer group:      Growth & Income,
                                          S&P 500 Index

*See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.

             Comparison of Change in Value of a $10,000 Investment


--------------------------------------------------------------------------------

                                 Class A Shares

                                w/o load            w/load              S&P
                                --------            ------              ---
1/1/94                            10,000           10,000               10,000
3/94                            9,526.45         9,073.94             9,618.15
Jun 30, 94                      9,544.89         9,091.51             9,657.88
9/94                            9,913.9          9,442.99            10,132.9
Dec 31, 94                      9,765.97         9,302.09            10,129.82
3/95                           10,668.97        10,162.19            11,116.13
Jun 30, 95                     11,677.1         11,122.44            12,175.41
9/95                           12,542.98        11,947.19            13,145.54
Dec 31, 95                     13,192.46        12,565.81            13,927.96
Mar 30, 96                     14,032.09        13,365.57            14,685.15
Jun 30, 96                     14,528.24        13,838.15            15,348.14
9/96                           14,846.29        14,141.09            15,818.4


                                 Average Annual
                                  Total Return

                                           One          Since
                                           Year       Inception
                                           ----       ---------
               GE U.S. Equity             18.36%       15.45%
               GE U.S. Equity w/load      12.74%       13.43%
               S&P 500                    20.33%       18.15%

--------------------------------------------------------------------------------

                                 Class B Shares

                              w/o load          w/load              S&P
                              --------          ------              ---
12/22/93                 $   10,000          $   10,000          $   10,000
12/93                        10,133.91           10,133.91           10,000
3/94                          9,647.78            96,47.78            9,618.15
Jun 30, 94                    9,641.56            9,641.56            9,657.88
9/94                          9,990.57            9,990.57           10,132.9
Dec 31, 94                    9,835.35            9,835.35           10,129.82
3/95                         10,728.9            10,728.9            11,116.13
Jun 30, 95                   11,724.56           11,724.56           12,175.41
9/95                         12,579.81           12,579.81           13,145.54
Dec 31, 95                   13,215.1            13,215.1            13,927.96
Mar 30, 96                   14,022.58           14,022.58           14,685.15
Jun 30, 96                   14,514.96           14,514.96           15,348.14
9/96                         14,816.95           14,616.95           15,818.4


                                 Average Annual
                                  Total Return

                                           One        Since
                                           Year      Inception
                                           ----      ---------

               GE U.S. Equity             17.78%      15.19%
               GE U.S. Equity w/load      13.78%      14.64%
               S&P 500                    20.33%      18.15%

--------------------------------------------------------------------------------

                                 Class C Shares

                               w/o load                     S&P
                               --------                     ---
2/22/93                          $10,000                  $10,000
                               10,519.58                 10,216.1
                               10,681.52                10,268.05
9/93                           11,032.38                10,530.86
                               11,218.84                10,775.93
                               10,701.37                10,364.46
                               10,715.17                10,407.27
9/94                           11,129.16                10,919.15
                               10,973.84                10,915.83
                               11,991.38                11,978.67
                               13,136.11                13,120.14
9/95                           14,118.31                14,165.55
                               14,865.82                15,008.68
                               15,797.66                15,824.63
                               16,387.34                16,539.05
9/96                           16,758.61                17,045.81


                                 Average Annual
                                  Total Return

                                        One            Since
                                        Year         Inception
                                        ----         ---------
               GE U.S. Equity           18.70%         15.38%
               S&P 500                  20.33%         15.92%

--------------------------------------------------------------------------------

                                 Class D Shares

                                w/o load                    S&P
                                --------                    ---
11/29/93                        $10,000                    $10,000
12/93                         10,158.53                   10,123.4
3/94                           9,696.21                   9,736.84
6/94                           9,714.95                   9,777.06
9/94                          10,096.06                  10,257.94
12/94                          9,964.02                  10,254.82
3/95                          10,889.12                  11,253.31
6/95                          11,936.28                  12,325.65
9/95                          12,835.67                  13,307.76
12/95                         13,520.19                  14,099.83
3/96                          14,388.82                  14,866.37
6/96                          14,925.9                   15,537.53
9/96                          15,270.71                  16,013.6


                                 Average Annual
                                  Total Return

                                            One          Since
                                           Year        Inception
                                           ----        ---------
               GE U.S. Equity             18.97%        16.08%
               S&P 500                    20.33%        18.03%

Schedule of Investments -- September 30, 1996

                              GE U.S. EQUITY FUND
                                U.S. Equity Fund

Energy & Basic Material            14.0%
Consumer                           16.9%
Capital Goods                      12.1%
Healthcare                         11.0%
Financial Services                 15.5%
Retail Trade                        4.6%
Technology                          9.2%
Transportation                      1.8%
Utilities                           8.5%
Cash and Other                      6.4%

--------------------------------------------------------------------------------
                                                Number
                                              of Shares            Value
--------------------------------------------------------------------------------

Common Stock -- 93.6%

Basic Materials -- 4.5%
Air Products & Chemicals Inc.                  15,482          $  901,826
Airgas Inc.                                     6,376             161,791 (a)
Avery Dennison Corp.                            3,054             169,497
Barrick Gold Corp.                             11,454             287,782
Du Pont de Nemours (E.I.)                      34,648           3,057,686
Eastman Chemical Co.                            4,582             267,474
FMC Corp.                                       4,582             311,003 (a)
Freeport McMoran Copper & Gold
(Class A)                                      14,127             416,746
Grace (W.R.) & Co.                              2,642             140,026
Hoechst AG                                      2,291              83,544
IMC Global Inc.                                 8,113             317,421
International Paper Co.                         3,971             168,767
Lubrizol Corp.                                  3,052              87,745
Mead Corp.                                     15,558             912,088
Millenium Chemical Inc.                         1,050              26,906
Morton International Inc.                      22,213             882,967
Newmont Mining Corp.                           13,936             658,476
Olin Corp.                                      1,336             112,224
Placer Dome Inc.                                2,291              54,125
PPG Industries Inc.                             1,527              83,031
Rayonier Inc.                                   4,855             192,986
Santa Fe Pacific Gold Corp.                     8,401             105,013
Weyerhaeuser Co.                               25,773           1,188,780
                                                               10,587,904
Capital Goods -- 12.1%
ABB AG                                            611             746,713
Allied Signal Inc.                             54,097           3,563,640
AMP Inc.                                       23,744             920,080
Boeing Co.                                      6,372             602,154
Browning-Ferris Industries Inc.                12,966             324,150
Caterpillar Inc.                                1,527             115,098
Cooper Industries Inc.                          6,094             263,565
Corning Inc.                                    4,103             160,017
Deere & Co.                                    40,008           1,680,336
Dover Corp.                                    35,313           1,686,196
EG & G Inc.                                    12,199             218,057
Emerson Electric Co.                           34,366           3,097,236
General Dynamics Corp.                          3,055             210,413
General Motors Corp. (Class H)                  1,717              99,157
General Signal Corp.                           11,071             487,124
Grainger (W.W.) Inc.                              764              53,671
Hanson PLC ADR                                 32,644             403,969
Hubbell Inc. (Class B)                         59,667           2,207,679
Ingersoll Rand Co.                              9,604             456,190
Lockheed Martin Corp.                          15,749           1,419,379
Martin Marietta Materials Inc.                  2,482              53,053
Masco Corp.                                    10,692             320,760
McDonnell Douglas Corp.                        17,181             902,002
Minnesota Mining & Manufacturing               12,103             845,697
Molex Inc. (Class A)                            6,109             206,179
Parker Hannifin Corp.                           1,527              64,134
Philips Electronics N.V                         5,344             191,716
Raytheon Co.                                    5,535             307,884
Rockwell International Corp.                    4,963             279,789
Sherwin Williams Co.                            4,246             196,908
Stewart & Stevenson Services Inc.               6,037             130,550
Tecumseh Products Co. (Class A)                 3,167             171,810
Tenneco Inc.                                   10,117             507,115
Textron Inc.                                   25,696           2,184,160
Timken Co.                                      7,636             299,713
Tyco International Ltd.                         2,902             125,149
Ucar International Inc.                         4,093             165,767 (a)
United Technologies Corp.                      13,714           1,647,394
Waste Management International PLC ADR          4,349              39,141 (a)
Wheelabrator Technologies Inc.                  7,636             116,449
WMX Technologies Inc.                          33,789           1,110,813
                                                               28,581,007
Consumer - Cyclical -- 7.9%
ADT Ltd.                                        7,644             146,192 (a)
American Greetings Corp. (Class A)              7,895             225,994
American Medical Response                       3,436             123,696 (a)
Armstrong World Industries Inc.                 8,017             500,060
Carmike Cinemas Inc.                              645              14,916 (a)
Carnival Corp. (Class A)                        5,918             183,458
Catalina Marketing Corp.                        2,290             121,943 (a)
Circus Circus Enterprises Inc.                 15,041             532,075 (a)
Comcast Corp. (Class A)                        38,574             593,075
CUC International Inc.                            725              28,909 (a)
Disney (Walt) Co.                              20,838           1,320,608
Donnelley (R.R.) & Sons Co.                    15,842             510,905
Dun & Bradstreet Corp.                          9,354             557,732
Eastman Kodak Co.                              29,429           2,310,176
Eaton Corp.                                     4,391             265,107
Ecolab Inc.                                     4,055             136,856
Flightsafety International Inc.                 3,627             161,855
Ford Motor Co.                                 48,372           1,511,625
Gannett Inc.                                   18,758           1,320,094
General Motors Corp.                           23,926           1,148,448
Goodyear Tire & Rubber Co.                     19,091             880,572

----------
See Notes to Schedule of Investments and Financial Statements

GE U.S. Equity Fund
--------------------------------------------------------------------------------
                                                 Number
                                               of Shares            Value
--------------------------------------------------------------------------------
Harman International Industries Inc.            2,863          $  139,571
International Cabletel Inc.                    32,242             826,201 (a)
Interpublic Group Cos. Inc.                    11,889             561,755
ITT Corp. (new)                                 1,336              58,283 (a)
ITT Industries Inc.                            13,708             330,706
Knight Ridder Inc.                              3,154             116,698
McDonalds Corp.                                26,703           1,265,055
Merrill Lynch & Co. Inc.                        5,755             115,100
Metromedia International Group Inc.             3,627              38,537 (a)
National Service Industries Inc.               10,762             376,670
Readers Digest Association Inc. (Class A)       1,336              54,609
Rollins Inc.                                      764              15,376
Rubbermaid Inc.                                 3,028              74,186
Scholastic Corp.                                2,291             166,098 (a)
Stanhome Inc.                                   6,464             186,648
Tele-Communications Inc. (Series A)            26,917             402,073 (a)
Tele-Communications Inc. Liberty
Media Group (Series A)                         22,623             647,583 (a)
Time Warner Inc.                               15,242             588,722
Viacom Inc. (Class B)                           5,345             189,748 (a)
                                                               18,747,915
Consumer - Stable -- 9.0%
Anheuser Busch Cos. Inc.                       73,994           2,784,024
Archer-Daniels Midland Co.                     19,042             366,559
Avon Products Inc.                             10,309             511,584
Cardinal Health Inc.                            2,673             220,857
Coca Cola Co.                                   1,336              67,969
Colgate Palmolive Co.                          14,338           1,245,614
ConAgra Inc.                                   10,450             514,662
CPC International Inc.                         11,454             857,618
Crown Cork & Seal Inc.                          2,290             105,626
Dole Food Inc.                                  3,638             152,796
Duracell International Inc.                     2,100             134,663
General Mills Inc.                             11,452             691,414
Gillette Co.                                    2,073             149,515
International Flavours                          5,154             224,843
Kellogg Co.                                     5,249             361,525
Kimberly Clark Corp.                           22,481           1,981,138
Nestle S.A. (Regd.)                               408             454,417
Owens Illinois Inc.                            11,447             200,323 (a)
Pepsico Inc.                                  117,604           3,322,313
Philip Morris Cos. Inc.                        33,556           3,011,651
Procter & Gamble Co.                           30,136           2,938,260
Quilmes Industrial S.A. ADR                     2,864              29,714
Ralston Purina Co.                              3,818             261,533
Sara Lee Corp.                                  7,571             270,663
Sysco Corp.                                     8,576             288,368
Tambrands Inc.                                  2,768             116,602
                                                               21,264,251
Energy -- 9.5%
Amerada Hess Corp.                              3,055             161,533
Amoco Corp.                                    30,239           2,131,849
Anadarko Petroleum Co.                          8,556             478,066
Atlantic Richfield Co.                          2,214             282,285
Baker Hughes Inc.                              19,285             585,782
British Petroleum PLC ADR                       2,098             262,250
Burlington Resources Inc.                      27,104           1,202,740
Diamond Offshore Drilling Inc.                  2,482             136,510 (a)
Dresser Industries Inc.                         7,430             221,043
Exxon Corp.                                    46,710           3,888,607
Halliburton Co.                                 6,058             312,744
Horsham Corp.                                   4,773              77,561
Louisiana Land & Exploration Co.                3,628             190,924
Mobil Corp.                                    13,401           1,551,166
Nabors Industries Inc.                         16,387             223,273 (a)
Occidental Petroleum Corp.                     13,302             310,934
Petroleum Geo Services ADR                        382              10,410 (a)
Phillips Petroleum Co.                          8,442             360,896
Royal Dutch Petroleum Co. ADR                  19,995           3,121,719
Santa Fe Energy Resources Inc.                  5,558              79,202 (a)
Schlumberger Ltd.                              32,055           2,708,647
Texaco Inc.                                    24,531           2,256,852
Tosco Corp.                                     4,773             261,918
Total S.A. ADR                                 10,182             398,371
Unocal Corp.                                   27,085             975,060
USX Marathon Group                             14,203             307,140
                                                               22,497,482
Financial -- 10.1%
American Express Co.                           34,240           1,583,600
Bank of Boston Corp.                           14,915             863,206
Bank of New York Inc.                          18,326             538,326
BankAmerica Corp.                               7,628             626,449
Beneficial Corp.                               15,009             863,017
Boatmen's Bancshares Inc.                      11,454             639,992
Camden Property Trust                           1,908              48,893
Chase Manhattan Corp.                           9,258             741,797
Citicorp                                       30,391           2,754,184
CMAC Investment Corp.                           3,864             245,364
Countrywide Credit Industries                   8,590             220,119
Dean Witter Discover & Co.                     23,290           1,280,950
Dime Bancorp Inc. (new)                         8,209             109,795 (a)
Edwards A G Inc.                                5,842             170,148
Federal National Mortgage Assoc               102,475           3,573,816
First Chicago Corp.                             3,818             172,765
Manufactured Home Communities Inc.              1,633              31,435
Mellon Bank Corp.                              10,774             638,359
Merrill Lynch & Co. Inc.                        3,436             225,488
Morgan (J.P.) & Co. Inc.                       14,355           1,275,801
Morgan Stanley Group Inc.                       4,000             199,000
NationsBank Corp.                               4,437             385,464
Oasis Residential Inc.                          2,577              56,372
Simon DeBartolo Group Inc.                      2,838              72,369
Standard Federal Bancorporation                 4,963             227,057
State Street Boston Corp.                       7,636             438,116
T. Rowe Price & Associates                      4,581             148,883
Transamerica Corp.                              4,333             302,768
Travelers Group Inc.                           64,785           3,182,563
United States Bancorp                          11,072             437,344
Wells Fargo &  Co.                              6,758           1,757,080
                                                               23,810,520

----------
See Notes to Schedule of Investments and Financial Statements

GE U.S. Equity Fund
--------------------------------------------------------------------------------
                                                Number
                                              of Shares            Value
--------------------------------------------------------------------------------

Healthcare -- 11.0%
Abbott Laboratories                            48,847          $2,405,715
Allergan Inc.                                  34,198           1,303,799
American Home Products Corp.                   45,346           2,890,807
Arrow International Inc.                        8,323             287,144
Baxter International Inc.                      18,040             843,370
Bristol-Myers Squibb Co.                       36,400           3,508,050
Columbia HCA Healthcare Corp.                     954              54,259
Dentsply International Inc.                     2,172              96,654
Eli Lilly & Co.                                23,519           1,516,975
FHP International Corp.                         8,206             306,699 (a)
Fresenius Medical Care Inc. AG ADR                 96               2,225
Johnson & Johnson                              55,132           2,825,515
Lincare Holdings Inc.                           2,291              91,640 (a)
Living Centers of America Inc.                  3,816              95,400 (a)
Merck & Co. Inc.                               45,793           3,222,682
Pfizer Inc.                                    25,487           2,016,659
Pharmacia & Upjohn Inc.                        10,695             441,169
Scherer (R.P.) Corp. Delaware                   6,729             328,039 (a)
Schering Plough Corp.                          24,169           1,486,393
Smithkline Beecham PLC ADR                     33,071           2,013,197
St. Jude Medical Inc.                           2,775             112,041 (a)
Watson Pharmaceuticals Inc.                     1,146              42,975
                                                               25,891,407
Insurance -- 5.4%
American International Group Inc.              28,982           2,919,936
Chubb Corp.                                     4,772             219,512
General Reinsurance Corp.                       7,834           1,110,470
ITT Hartford Group Inc.                        10,538             621,742
Lincoln National Corp.                         21,782             955,685
Loews Corp.                                    21,571           1,669,056
Marsh & McLennan Cos                            9,927             964,160
Provident Cos. Inc.                            20,620             773,250
Providian Corp.                                18,399             791,157
Reliastar Financial Corp.                       5,903             280,393
St. Paul Cos. Inc.                              9,372             520,146
TIG Holdings Inc.                              49,299           1,478,970
UNUM Corp.                                      5,441             348,904
                                                               12,653,381
Retail Trade -- 4.6%
Albertsons Inc.                                 2,749             115,802
American Stores Co.                            19,033             761,320
Arbor Drugs Inc.                               11,454             249,125
Charming Shoppes Inc.                          20,902             125,412
Circuit City Stores Inc.                        7,635             275,814
Dayton Hudson Corp.                             9,162             302,346
Eckerd Jack Corp.                               4,963             138,964 (a)
Federated Department Stores Inc.               27,199             911,166 (a)
General Nutrition Cos. Inc.                     3,628              63,717 (a)
Home Depot Inc.                                18,903           1,075,108
Lowes Cos. Inc.                                 3,818             156,061
May Department Stores Co.                       4,200             204,225
Melville Corp.                                  5,154             227,420
Office Max Inc.                                 3,245              45,430 (a)
Penney J C Inc.                                 3,436             185,974
Price Costco Inc.                              19,296             395,568 (a)
Sears Roebuck & Co.                            46,389           2,075,908
Toys `R Us                                     23,099             672,758 (a)
Wal Mart Stores Inc.                          106,985           2,821,729
                                                               10,803,847
Software & Services -- 3.0%
Automatic Data Processing Inc.                 26,700           1,164,787
Computer Associates International Inc.         22,233           1,328,422
Equifax Inc.                                   55,933           1,475,233
First Data Corp.                               18,899           1,542,631
Intuit Inc.                                       573              18,050
Microsoft Corp.                                 1,814             239,221 (a)
Reuters Holdings PLC ADR (Class B)             18,516           1,282,233
                                                                7,050,577
Technology -- 6.2%
3Com Corp.                                      7,446             447,225 (a)
Amdahl Corp.                                    7,411              69,941 (a)
Applied Materials Inc.                          9,488             262,106 (a)
Cisco Systems Inc.                             10,500             651,656
DSC Communications Corp.                        3,913              98,314
Hewlett Packard Co.                            63,248           3,083,340
Intel Corp.                                    35,319           3,370,757
International Business Machines                29,478           3,670,011
Motorola Inc.                                  15,554             802,975
Northern Telecom Ltd.                           8,210             474,128
Perkin Elmer Corp.                              4,646             268,887
Pitney Bowes Inc.                               4,314             227,024
Sensormatic Electronics Corp.                     764              13,657
Varian Associates Inc.                         20,713             994,224
Wallace Computer Series Inc.                    2,748              77,631
Xerox Corp.                                     4,964             266,195
                                                               14,778,071
Transportation -- 1.8%
America West Airlines Inc. (Class B)            3,436              40,373 (a)
AMR Corp.                                       2,115             168,407 (a)
Burlington Northern Santa Fe                   13,459           1,135,603
Canadian Pacific Ltd.                          33,637             777,856
Continental Airlines Inc. (Class B)             3,436              76,881 (a)
CSX Corp.                                      11,309             571,104
Delta Air Lines Inc.                            3,817             274,824
Pittston Brinks Group                           4,200             131,775
Union Pacific Corp.                            15,424           1,129,808
                                                                4,306,631
Utilities -- 8.5%
Airtouch Communications Inc.                   49,911           1,378,791 (a)
Allegheny Power Systems Inc.                    5,728             166,112
American Electric Power Inc.                    7,636             310,213
American Telephone & Telegraph                 76,010           3,971,522
Bellsouth Corp.                                29,605           1,095,385
CMS Energy Corp.                                7,300             219,913
Dominion Resources Inc.                        14,127             533,294
Duke Power Co.                                 13,317             620,905
Eastern Enterprises                             8,018             302,680
Enron Corp.                                     1,145              46,659

----------
See Notes to Schedule of Investments and Financial Statements

GE U.S. Equity Fund

--------------------------------------------------------------------------------
                                                Number
                                              of Shares            Value
--------------------------------------------------------------------------------

Enserch Corp.                                  15,173        $    316,736
Florida Progress Corp.                          7,704             261,936
FPL Group Inc.                                 16,593             717,647
Frontier Corp.                                  6,491             172,823
GTE Corp.                                      73,331           2,823,243
MCI Communications Corp.                       43,990           1,127,244
Niagara Mohawk Power Corp.                     15,252             122,016
NIPSCO Industries Inc.                          4,582             163,807
NYNEX Corp.                                    14,730             640,755
Pacificorp                                     38,559             795,279
Pinnacle West Capital Corp.                    15,325             454,003
Portland General Corp.                          3,053             117,159
Public Service Co. Colorado                     8,400             298,200
SBC Communications Inc.                        28,254           1,359,724
Scana Corp.                                     4,066             106,733
Sonat Inc.                                     12,599             557,506
Southern Co.                                   41,234             932,919
Texas Utilities Co.                             5,727             226,932
U.S. West Inc.                                 11,847             352,448
                                                               20,192,584
Total Common Stock
(Cost $182,584,064)                                           221,165,577


                                                Principal
                                                  Amount             Value
--------------------------------------------------------------------------------
Convertible Bonds -- 0.3%
--------------------------------------------------------------------------------
ADT Operations Inc.
3.81%            07/06/10                       $217,000            129,115 (d)
Charming Shoppes Inc.
7.50%            07/15/06                        106,000            112,360
Continental Airlines Inc.
6.75%            04/15/06                        172,000            164,260 (b)
Federated Department Stores Inc.
5.00%            10/01/03                         80,000             89,400
Republic of Italy
5.00%            06/28/01                        170,000            170,425
Valhi Inc.
7.67%             10/20/07                       126,000             54,810 (d)
Total Convertible Bonds
(Cost $697,902)                                                     720,370

--------------------------------------------------------------------------------
                                                 Number
                                               of Shares              Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Airtouch Communications
(Class B), 6.00%                                  3,454               99,734
Airtouch Communications
(Class C), 4.25%                                  2,218              105,632
BCP International Ltd.
(Class A), 8.00%                                  3,808              188,972
Continental Airlines
Finance Trust, 8.50%                              3,436              188,980 (b)
Fresenius National Medical
Care Inc. AG                                      2,642                  502
International Paper
Capital Trust, 5.25%                              3,577              169,907
Jefferson Pilot Corp., 7.25%                        565               47,601
Occidental Petroleum Corp., 7.75%                 7,323              411,919 (b)
Santa Fe Energy Resources
Inc. (Series A), 8.25%                            3,752               86,296
St. Paul Capital LLC, 6.00%                         508               27,305
Unocal Capital Trust, 6.25%                       1,580               82,753 (a)
Total Preferred Stock
(Cost $1,363,882)                                                  1,409,601
Total Investments in Securities
(Cost $184,645,848)                                              223,295,548

                                                 Principal
                                                  Amount             Value
--------------------------------------------------------------------------------
Short Term Investments -- 4.8%
--------------------------------------------------------------------------------
Time Deposit -- 0.2%
State Street Cayman Islands
5.50%         10/01/96                           $485,000           485,000
Repurchase Agreement -- 4.6%
State Street Bank and Trust Co.
5.40%         10/01/96
(Cost $10,880,000)                             10,880,000        10,880,000
(dated 09/30/96, proceeds $10,881,632,
collateralized by $11,101,292 United
States Treasury Note, 8.375%, 08/15/08)

Total Short Term Investments
(Cost $11,365,000)                                               11,365,000

Other Assets and Liabilities, net 0.7%                            1,561,472

NET ASSETS -- 100%                                             $236,222,020

Other Information
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long Futures Contracts open at September 30, 1996:

                               Number
               Expiration        of         Underlying       Unrealized
Description       Date       Contracts      Face Value          Gain
--------------------------------------------------------------------------------
S&P 500        Dec. 1996         20         $6,914,000       $119,100


----------
See Notes to Schedule of Investments and Financial Statements

GE Strategic Investment Fund

Q&A

David Carlson manages pension and mutual fund portfolios with total assets of over $2 billion. His responsibilities include managing Elfun Trusts and the U.S. equity portions of the Elfun Diversified and the GE Strategic Investment Funds. Dave also manages a portfolio for the GE Pension Trust. Dave joined GE in 1980 on the Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Dave shares portfolio management responsibility for the GE Strategic Investment Fund with Bob MacDougall, who manages the fixed income portion of the Fund's portfolio. Please refer to page 28 for Bob's biographical details.

Q. How did the GE Strategic Investment Fund's industry benchmarks and Lipper peers perform for the fiscal year ended September 30, 1996?

A. For this type of fund, you need to look at how both the stock and bond markets performed. For the year ending September 30, 1996, U.S. stocks were up 20.3% (S&P 500), international stocks up 8.6% (MSCI EAFE), and bonds up 4.9% (LB Aggregate). Please refer to specific discussions of the industry benchmarks which are included in the respective Q & A sections for the GE International Funds, GE U.S. Equity Fund and the GE Fixed Income Funds. Peer Balanced Funds as tracked by Lipper Analytical Services now number 265 funds and the average Balanced Fund returned 12.5%. All classes of the GE Strategic Investment Fund outperformed this average return. Refer to the following page to see how your class of shares performed.

Q.   How was the outperformance achieved?

A. Clearly, U.S. stocks were the place to be last year, but we believe our U.S. stock exposure was below that of the average fund in our peer group. Fortunately, security selection within each asset class was positive and accounted for our outperformance relative to peer funds.

Q. What was the asset mix at fiscal year end and how did it change during the year?

A. The following table shows the asset mix at year end and a comparison with last year.

               Asset Class              9/30/96  9/30/95
               -----------              -------  -------
               U.S. Stocks                45%      43%
               International Stocks       14       14
               Fixed Income               30       29
               Cash                       11       14

     The asset allocation remained fairly constant throughout the year. U.S. equities at 45% remain below the more normal 50-60% range that we have targeted for the long term. This is due to our concern over the valuation of the U.S. stock market.

Q.   How do you decide how much should be in each asset class?

A. We have an asset allocation committee that meets monthly to set the asset allocation for the GE Pension Fund, Elfun Diversified Fund and GE Strategic Investment Fund. We employ various quantitative models to assess the relative attractiveness of the markets and set targets for the funds. We have a team approach to portfolio management with the security selection done by the managers who specialize in each asset class. We will react to opportunities that the market volatility presents us over time.

Q.   What is the outlook for the Fund?

A. We would characterize the current posture of the Fund as slightly more defensive than the average fund in our peer group. This is due to our cautious stance on the U.S. stock market at present levels. Our focus remains on achieving long term outperformance through superior security selection within each asset class, and correctly positioning the Fund through our asset allocation process.

GE Strategic Investment Fund

--------------------------------------------------------------------------------
                            Top Ten Largest Holdings
                             at September 30, 1996
--------------------------------------------------------------------------------
     GNMA Pool 8 1/2% 10/15/2017                    2.85%
     U.S. Treasury Note 7.00% 7/15/2006             2.27%
     SPDR Trust                                     1.87%
     Federal National Mtg. Assn                     1.52%
     Travelers Group Inc.                           1.39%
     First Data Corp.                               1.29%
     Dover Corp.                                    1.20%
     Reuters Hldgs PLC ADR (ClassB)                 1.17%
     Allied Signal Inc.                             1.15%
     Johnson & Johnson                              1.06%
--------------------------------------------------------------------------------

Investment Profile

A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.


                        * Lipper Performance Comparison
                              Balanced Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns
     Number of Funds in category:              265
     Peer group average total return:        12.5%
     Lipper categories in peer group:     Balanced

*See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.

Comparison of Change in Value of a $10,000 Investment

--------------------------------------------------------------------------------
                                 Class A Shares

                 w/o load           w/load            LB Agg.           S&P 500
                 --------           ------            -------           -------
1/1/94         $   10,000        $   10,000        $   10,000        $   10,000
                 9,579.14          9,124.13          9,712.67          9,618.15
                 9,579.14          9,124.13          9,612.81          9,657.88
9/94             9,868.08          9,399.35          9,671.58         10,132.9
                 9,820.91          9,354.42          9,708.14         10,129.82
                10,509.08         10,009.9          10,197.82         11,116.13
                11,274.43         10,738.89         10,819.18         12,175.41
9/94            11,853.26         11,290.23         11,031.99         13,145.54
                12,476.93         11,884.27         11,501.83         13,927.96
                12,800.75         12,192.71         11,296.66         14,685.15
                13,144.39         12,520.04         11,361.16         15,348.14
9/96            13,435.17         12,796.99         11,570.35         15,818.4


                                 Average Annual
                                  Total Return

                                           One               Since
                                           Year            Inception
                                           ----            ---------
               GE Strategic              13.35%             11.34%
               GE Strategic w/load        7.96%              9.39%
               S&P 500                   20.33%             18.15%
               LB Aggregate               4.90%              5.45%

--------------------------------------------------------------------------------
                                 Class B Shares

                    w/o load       w/load            LB Agg.          S&P 500
                    --------       ------            -------          -------
                    $10,000         $10,000          $10,000          $10,000
12/31/93          10,070.87       10,070.87           10,000           10,000
                   9,640.98        9,640.98         9,712.67         9,618.15
                   9,640.98        9,640.98         9,612.81         9,657.88
9/94               9,874.9         9,874.9          9,671.58         10,132.9
                   9,819.38        9,819.38         9,708.14         101,29.82
                  10,491.68       10,491.68        10,197.82         11,116.13
                  11,241.55       11,241.55        10,819.18         12,175.41
9/95              11,803.95       11,803.95        11,031.99         13,145.54
                  12,409.85       12,409.85        11,501.83         13,927.96
                  12,715.28       12,715.28        11,296.66         14,685.15
                  13,033.99       13,033.99        11,361.16         15,348.14
9/96              13,306.23       13,106.23        11,570.35         15,818.4


                                 Average Annual
                                  Total Return

                                          One            Since
                                          Year         Inception
                                          ----         ---------
               GE Strategic              12.73%         10.82%
               GE Strategic w/load        8.73%         10.23%
               S&P 500                   20.33%         18.15%
               LB Aggregate               4.90%          5.45%

--------------------------------------------------------------------------------
                                 Class C Shares

                     w/o load            LB Agg               S&P 500
                     --------            ------               -------

2/22/93               $10,000             $10,000              $10,000
                    10,309.14              10,042             10,216.1
                    10,436.83           10,308.71            10,268.05
9/93                10,806.46           10,577.38            10,530.86
                    10,928.42           10,583.12            10,775.93
                    10,482.79           10,279.04            10,364.46
                    10,462.21           10,173.36            10,407.27
9/94                10,777.59           10,235.55            10,919.15
                    10,729.24           10,274.25            10,915.83
                    11,488.09           10,792.48            11,978.67
                    12,331.24           11,450.07            13,120.14
9/95                12,970.65           11,675.28            14,165.55
                    13,654.56           12,172.53            15,008.68
                    14,023.21           11,955.39            15,824.63
                    14,399.09           12,023.65            16,539.05
9/96                14,731.61           12,245.04            17,045.81


                                 Average Annual
                                  Total Return

                                      One                 Since
                                      Year              Inception
                                      ----              ---------

               GE Strategic          13.58%                11.33%
               S&P 500               20.33%                15.92%
               LB Aggregate           4.90%                 5.81%

--------------------------------------------------------------------------------
                                 Class D Shares


                         w/o load          LB Agg                S&P 500
                         --------          ------                -------
11/29/93                  $10,000            $10,000              $10,000
                        10,152.68             10,054            10,123.4
                         9,745.04           9,765.12             9,736.84
                         9,732.3            9,664.72             9,777.06
9/94                    10,025.3            9,723.81            10,257.94
                         9,993.6            9,760.57            10,254.94
                        10,700.41          10,252.89            11,253.31
                        11,498.86          10,877.6             12,325.65
9/95                    12,100.96          11,091.56            13,307.76
                        12,750.55          11,563.94            14,099.83
                        13,101.36          11,357.66            14,866.37
                        13,472.41          11,422.51            15,537.53
9/96                    13,789.47          11,632.83            16,013.6


                                 Average Annual
                                  Total Return

                                   One            Since
                                   Year         Inception
                                   ----         ---------

               GE Strategic        13.95%         11.98%
               S&P 500             20.33%         18.03%
               LB Aggregate         4.90%          5.48%

Schedule of Investments -- September 30, 1996

GE STRATEGIC INVESTMENT FUND

GE Strategic Fund

Domestic Equity                        44.4%
Foreign Equity                         13.8%
Bonds and Notes                        30.4%
Cash and Other                         11.4%

--------------------------------------------------------------------------------
                                                   Number
                                                 of Shares           Value
--------------------------------------------------------------------------------

Common Stock -- 57.6%

Basic Materials -- 1.5%
Air Products & Chemicals Inc.                      5,000          $  291,250
Airgas Inc.                                        5,800             147,175 (a)
Carter Holt Harvey Ltd.                           35,778              78,784
Morton International Inc.                         15,000             596,250
SGL Carbon                                         1,582             184,423
Tokyo Steel Manufacturing                          6,000             105,914
                                                                   1,403,796
Capital Goods -- 7.2%
ABB AG                                               210             256,644
Alcatel Alsthom                                       72               6,070
Alleghany Corp.                                    1,020             209,100
Allied Signal Inc.                                16,000           1,054,000
AMP Inc.                                           8,900             344,875
Browning-Ferris Industries Inc.                    7,600             190,000
Denso Corp.                                        6,000             133,871
Dover Corp.                                       23,000           1,098,250
Eaux (Cie Generale)                                1,055             114,579
Emerson Electric Co.                               2,500             225,313
Grupo Carso S.A. de C.V. ADR                       1,178              10,985
Hanson PLC ADR                                    17,100             211,613
Hubbell Inc. (Class B)                            18,000             666,000
Lyonnaise Des Eaux S.A                             1,195             106,880
Molex Inc. (Class A)                               9,000             303,750
Sasib                                              8,779              15,503 (a)
Siam Cement Co. Ltd.                                 200               8,148
Siebe                                              8,838             139,369
Siemens AG                                         4,338             228,591
Technip                                            1,405             128,355
Tyco International Ltd.                            3,800             163,875
VA Technologie AG                                  1,596             207,988
Valeo                                              3,468             191,275
Valmet Corp.                                       5,088              83,813
Waste Management International PLC ADR             3,265              29,385 (a)
WMX Technologies Inc.                             13,500             443,813
                                                                   6,572,045
Consumer -- Cyclical -- 6.0%
American Medical Response                          5,000             180,000 (a)
Canon Inc.                                        11,000             215,860
Carmike Cinemas Inc.                                 500              11,563 (a)
Carnival Corp. (Class A)                           7,000             217,000
Catalina Marketing Corp.                           3,000             159,750 (a)
Circus Circus Enterprises Inc.                     6,000             212,250 (a)
Comcast Corp. (Class A)                           18,000             276,750
CUC International Inc.                               700              27,912 (a)
Disney (Walt) Co.                                 10,000             633,750
Donnelley (R.R.) & Sons Co.                        5,000             161,250
Electrolux AB (Series B)                              24               1,349
Flightsafety International Inc.                    5,000             223,125
Gannett Inc.                                       3,800             267,425
Granada Group                                      9,143             122,570
Harman International Industries Inc.               4,000             195,000
International Cabletel Inc.                       20,000             512,500 (a)
Interpublic Group Cos. Inc.                        4,400             207,900
McDonalds Corp.                                    6,500             307,937
Polygram N.V                                       2,267             126,805
Readers Digest Association Inc. (Class A)          1,800              73,575
Reed International                                11,649             215,513
Scholastic Corp.                                   2,300             166,750 (a)
Sega Enterprises                                   3,000             130,376
Suzuki Motor Corp.                                15,000             182,796
Tele-Communications Inc. (Class A)                 6,000             171,750 (a)
Tele-Communications Inc. Liberty
Media Group (Series A)                            20,000             298,750 (a)
Television Broadcasts Ltd. ADR                    24,000              89,228
Time Warner Inc.                                   3,800             146,775
                                                                   5,536,209
Consumer -- Stable -- 5.0%
Anheuser Busch Cos. Inc.                           7,600             285,950
Avon Products Inc.                                 6,400             317,600
Cardinal Health Inc.                               2,400             198,300
Coca Cola Co.                                      1,500              76,313
Colgate Palmolive Co.                              1,200             104,250
Duracell International Inc.                        3,000             192,375
Gillette Co.                                       2,500             180,312
International Flavours                             2,200              95,975
Kimberly Clark Corp.                               9,000             793,125
Nestle S.A. (Regd.)                                  109             121,401
Nutricia Verenigde Bedrijven                       2,016             266,022
Pan American Beverages Inc.
(Class A)                                          1,420              58,398
Pepsico Inc.                                      25,400             717,550
Philip Morris Cos. Inc.                            9,500             852,625
Procter & Gamble Co.                               1,200             117,000
San Miguel Corp.                                  53,000             173,737
                                                                   4,550,933

----------
See Notes to Schedule of Investments and Financial Statements

GE Strategic Investment Fund

--------------------------------------------------------------------------------
                                                   Number
                                                 of Shares          Value
--------------------------------------------------------------------------------

Energy -- 5.3%
Amoco Corp.                                       1,700         $  119,850
Anadarko Petroleum Co.                            4,300            240,263
Atlantic Richfield Co.                            2,300            293,250
Coflexip ADR                                      5,666            123,236 (a)
ENI Spa (Regd.)                                  22,631            115,662
Exxon Corp.                                       5,500            457,875
OMV AG                                            1,175            118,134
Repsol S.A                                        6,742            221,445
Royal Dutch Petroleum Co. ADR                     5,000            780,625
Schlumberger Ltd.                                10,000            845,000
Texaco Inc.                                       4,600            423,200
Total S.A. (Class B)                              3,317            261,032
Unocal Corp.                                     13,000            468,000
Veba AG                                           6,447            337,360
                                                                 4,804,932
Financial -- 6.9%
American Express Co.                              6,500            300,625
Banco Comercial Portugues ADR                     9,317            112,969
Citicorp                                          8,000            725,000
Countrywide Credit Industries                    10,000            256,250
Den Danske Bank                                   2,015            146,859
Deutsche Bank AG                                  1,629             76,708
Federal National Mortgage Assoc                  40,000          1,395,000
Grupo Financiero Bancomer
ADR (Series C)                                    6,028             58,019 (a,b)
HSBC Holdings                                     7,600            141,032
IMI                                              17,327            147,193
ING Groep N.V                                     4,821            150,313
Morgan (J.P.) & Co. Inc.                          3,000            266,625
State Street Boston Corp.                         8,000            459,000
Thai Farmers Bank                                10,600            111,706
Travelers Group Inc.                             26,000          1,277,250
Wells Fargo &  Co.                                2,800            728,000
                                                                 6,352,549
Healthcare -- 7.8%
Abbott Laboratories                              18,000            886,500
Allergan Inc.                                     2,200             83,875
American Home Products                           10,000            637,500
Arrow International Inc.                          2,500             86,250
Astra AB (Series B)                               2,698            110,946
Bristol-Myers Squibb Co.                          6,000            578,250
Columbia HCA Healthcare Corp.                     2,000            113,750
Dentsply International Inc.                       2,000             89,000
Eli Lilly & Co.                                   5,600            361,200
Gehe AG                                           1,860            124,252
Johnson & Johnson                                19,000            973,750
Lincare Holdings Inc.                             2,500            100,000 (a)
Living Centers of America Inc.                    5,000            125,000 (a)
Medeva                                           59,589            238,300
Merck & Co. Inc.                                 10,000            703,750
Pfizer Inc.                                      11,500            909,937
Roche Holdings AG                                    15            110,361
Sandoz AG (Regd.)                                   215            257,959
Smithkline Beecham PLC ADR                        6,600            401,775
St. Jude Medical Inc.                             5,000            201,875 (a)
                                                                 7,094,230
Insurance -- 3.1%
American International Group Inc.                 4,500            453,375
Chubb Corp.                                       5,000            230,000
General Reinsurance Corp.                         3,500            496,125
Loews Corp.                                      10,000            773,750
Marsh & McLennan Cos                              3,800            369,075
Schw Ruckversicher (Regd.)                           76             80,045
TIG Holdings Inc.                                 8,000            240,000
UNUM Corp.                                        3,700            237,262
                                                                 2,879,632
Miscellaneous -- 1.9%
SPDR Trust                                       25,000          1,715,625

Retail Trade -- 2.3%
Arbor Drugs Inc.                                  8,500            184,875
Carrefour S.A                                       557            312,601
Credit Saison Co.                                 4,800            114,839
EMI Group                                         6,632            138,578
General Nutrition Cos. Inc.                       5,000             87,812 (a)
Giordano International                           86,000             75,624
Home Depot Inc.                                   3,800            216,125
Ito Yokado Co.                                    4,000            226,882
Izumi Co.                                         8,000            141,935
Thorn                                             6,632             37,733
Toys `R Us                                       18,000            524,250 (a)
                                                                 2,061,254
Software & Services -- 4.7%
Automatic Data Processing Inc.                   14,000            610,750
Equifax Inc.                                     35,000            923,125
First Data Corp.                                 14,500          1,183,562
Microsoft Corp.                                   1,900            250,563 (a)
Reuters Holdings PLC ADR (Class B)               15,500          1,073,375
Sap AG                                            1,343            225,607
                                                                 4,266,982
Technology -- 2.0%
Brambles Industries Ltd.                         12,722            206,461
Cisco Systems Inc.                                4,000            248,250 (a)
Hewlett Packard Co.                               3,400            165,750
Intel Corp.                                       6,500            620,344
Murata Manufacturing Co.                          4,000            142,652
Rohm Co.                                          3,000            188,978
Secom Co.                                         3,000            189,516
Wolters Kluwer                                      802            100,818
                                                                 1,862,769
Transportation -- 1.0%
Burns Philip & Co.                               81,402            115,994
IHC Caland N.V                                    2,517            132,412
Pittston Brinks Group                             5,500            172,562
Union Pacific Corp.                               7,000            512,750
                                                                   933,718
----------
See Notes to Schedule of Investments and Financial Statements

Schedule of Investments -- September 30, 1996
--------------------------------------------------------------------------------
                                                 Number
                                               of Shares           Value
--------------------------------------------------------------------------------
Utilities -- 2.9%
Airtouch Communications Inc.                     22,000         $  607,750 (a)
American Telephone & Telegraph                    6,100            318,725
DDI Corp.                                            42            339,086
Edison Spa                                       18,963            118,141
GTE Corp.                                         8,900            342,650
MCI Communications Corp.                         12,800            328,000
NYNEX Corp.                                       2,000             87,000
Stet                                             34,365            119,231
Telecom Italia Mobile                            78,445            174,065
Telefonica del Peru S.A. ADR (Class B)            4,713            107,810
Telekom Malaysia                                 16,000            141,079
                                                                 2,683,537
Total Common Stock
(Cost $41,735,321)                                              52,718,211
                                             Principal
                                              Amount               Value
--------------------------------------------------------------------------------
Bonds and Notes -- 30.4%
--------------------------------------------------------------------------------
U.S. Treasuries -- 7.2%
U.S. Treasury Bonds
6.00%       02/15/26                         $  967,000             849,751
8.125%      08/15/19                            738,000             825,291
12.00%      05/15/05 - 08/15/13                 360,000             498,563
                                                                  2,173,605
U.S. Treasury Notes
5.125%      02/28/98                            300,000             296,484
6.00%       08/15/99                            360,000             357,469
6.125%      08/31/98                            122,000             122,038
6.625%      06/30/01                            564,000             567,435
6.75%       04/30/00                            954,000             965,028
7.00%       07/15/06                          2,040,000           2,082,391
                                                                  4,390,845
Total U.S. Treasuries
(Cost $6,578,107)                                                 6,564,450
Asset Backed -- 0.5%
Advanta Mortgage Loan Trust Corp.
6.30%       07/25/25                             27,306              25,667
AT & T Universal Card Master Trust
5.95%       10/17/02                             20,000              19,475
CIT RV Trust
5.40%       12/15/11                             34,593              33,610
Discover Card Master Trust
6.20%       05/16/06                             70,000              66,675
First Plus Home Improvement Loan Trust
7.80%       03/20/16                             44,000              44,261
Fleetwood Credit Grantor Trust
6.90%       03/15/12                             67,000              67,262
Lehman FHA Title I Loan Trust
7.83%       09/25/17                             40,000              40,524
Premier Auto Trust
6.50%       03/06/00                             50,000              50,172
Standard Credit Card Master Trust
6.75%       06/07/00                             50,000              50,328
The Money Store Home Equity Trust
7.50%       01/15/26                             49,000              48,640
7.90%       10/15/22                             29,000              29,435
Total Asset Backed
(Cost $475,214)                                                     476,049

Corporate Notes -- 5.8%
American Home Products
7.70%    02/15/00                               200,000             205,986
Argentaria Capital Fund
6.375%   02/14/06                                50,000              46,125
Arkla Inc.
8.875%   07/15/99                                75,000              79,028
BCH Cayman Islands
8.25%    06/15/04                                25,000              26,008
Bell Telephone Co - Canada
9.50%    10/15/10                               150,000             177,100
BHP Finance USA
6.42%     03/01/26                               40,000              38,798
Blockbuster Entertainment
6.625%   02/15/98                               175,000             174,368
Capital One Bank
6.43%    06/29/98                               150,000             149,416
Carter Holt Harvey Ltd.
8.875%   12/01/04                               200,000             218,374
Central Maine Power Co.
7.40%    06/02/98                               200,000             199,518
China International Trust &
Investment Corp.
9.00%    10/15/06                                65,000              69,400
Citicorp
8.625%   12/01/02                               100,000             107,549
Developers Diversified
7.00%    03/05/01                               115,000             112,055
Dresser Industries Inc.
7.60%    08/15/96                                50,000              49,109
Finova Capital Corp.
6.375%   10/15/00                               150,000             147,381
Ford Motor Co.
7.25%    10/01/08                                80,000              79,646
9.95%    02/15/32                               205,000             257,154
Freeport McMoran Resource Partner
7.00%    02/15/08                                35,000              32,279
Freeport Term Malta Ltd.
7.50%    03/29/09                                55,000              55,405 (b)
General Motors Corp.
8.89%    08/18/03                                30,000              32,719
Great Atlantic & Pacific Tea Inc.
9.125%   01/15/98                               100,000             102,736
HSBC Finance Nederland B.V.
7.40%    04/15/03                               100,000             100,451 (b)
Hydro Quebec
8.05%    07/07/24                                75,000              79,741
Ikon Capital Resource Inc.
6.90%    05/03/00                               100,000              99,673
ING Bank
7.25%    06/12/06                                40,000              39,700
----------
See Notes to Schedule of Investments and Financial Statements

GE Strategic Investment Fund

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

ITT Corp. (new)
6.25%    11/15/00                             $  35,000         $   33,999
Joy Technologies Inc.
10.25%   09/01/03                               100,000            109,000
Kingdom of Sweden
10.25%   11/01/15                                50,000             61,292
Korea Electric Power Corp.
7.75%    04/01/13                                28,000             27,752
Landeskreditbank Baden
7.875%   04/15/04                                40,000             42,004
Lehman Brothers Inc.
7.00%    05/24/00                               150,000            149,320
Loewen Group Interest
7.50%    04/15/01                                55,000             54,725 (b)
Mayne Nickless Ltd.
8.65%    04/15/02                                50,000             53,417 (b)
New York Taxable General Obligation
6.10%    02/01/98                               100,000             99,225
News America Holdings Inc.
9.125%   10/15/99                               150,000            159,333
North Atlantic Energy Corp.
9.05%    06/01/02                               141,000            139,105
Nova Scotia Province of Canada
9.125%   05/01/21                                45,000             52,144
Ontario Province of Canada
6.125%   06/28/00                               250,000            246,110
Oslo Seismic
8.28%    06/01/11                               100,000            101,010 (b)
Paramount Communications Inc.
5.875%   07/15/00                               150,000            143,169
Pennzoil Co.
10.625%  06/01/01                                50,000             54,190
Peoples Republic of China
7.75%    07/05/06                                50,000             50,192
Philip Morris Cos. Inc.
6.95%    06/01/06                                75,000             75,387
Reliance Industries Ltd.
10.375%  06/24/16                                30,000             30,620 (b)
Republic of Columbia
7.25%    02/15/03                                35,000             33,110
Republic of Poland
3.75%    10/27/14                                50,000             39,781
RHG Finance Corp.
8.875%   10/01/05                                85,000             88,408
RJR Nabisco Inc.
8.00%    07/15/01                               125,000            124,099
Taubman Realty Group L.P.
8.00%    06/15/99                                80,000             80,938
TCI Communications Inc.
6.275%   09/15/03                                40,000             40,000
6.69%    03/31/06                               100,000             98,117
Tele-Communications Inc.
8.25%    01/15/03                                85,000             85,637
Tenaga Nasional Berhad
7.50%    01/15/96                                25,000             22,514 (b)
Thai Farmers Bank Public Ltd.
8.25%    08/21/16                               100,000             97,344 (b)
United Co. Financial Corp.
7.00%    07/15/98                               150,000            150,133
Yale University Notes
7.375%   04/15/96                                65,000             63,408
Total Corporate Notes
(Cost $5,296,745)                                                5,285,202

Mortgage-Backed -- 16.9%

Federal Home Loan Mortgage Corp.
6.50%    03/01/04 - 04/01/11                    200,164            195,036
7.00%    11/01/09 - 05/01/10                     55,704             55,408
7.50%    06/01/23 - 02/01/26                    442,496            439,431
8.00%    10/01/25 - 02/01/26                    696,245            703,639
9.00%    04/01/16 - 06/01/21                    500,937            526,042
                                                                 1,919,556
Federal National Mortgage Assoc.
6.00%    03/01/09 - 04/01/09                    165,782            158,737
6.50%    01/01/04                                16,436             16,151
7.00%    TBA                                     98,000             94,570 (c)
8.00%    12/01/24                               580,609            586,775
8.00%    TBA                                    360,000            363,206 (c)
8.50%    04/01/17                                29,750             30,746
9.00%    08/01/24 - 07/01/26                    417,491            435,502
9.50%    04/01/25                               266,511            284,333
9.50%    TBA                                    404,000            431,270 (c)
                                                                 2,401,290
Government National Mortgage Assoc.
6.00%    09/20/26                               404,000            401,600
6.00%    TBA                                     55,000             54,502 (c,e)
6.50%    TBA                                     55,000             55,172 (c,e)
7.00%    05/15/23 - 12/15/23                  1,470,632          1,423,979
7.50%    04/15/22 - 12/15/23                  2,236,576          2,220,809
8.50%    10/15/17                             2,490,028          2,606,487
9.00%    TBA                                    121,000            128,260 (c)
9.50%    12/15/09                               149,559            161,337
                                                                 7,052,146
Collateralized Mortgage Obligations
Aetna Commercial Mortgage Trust
6.422%   12/26/30                               173,325            171,592
American Southwest Financial Securities Corp.
7.30%    10/17/01                                28,576             28,656
Asset Securitization Corp.
7.10%    08/13/29                                49,415             48,983
Collateralized Mortgage Obligation Trust
5.93%    09/01/15                                43,295             36,086 (d,f)
7.36%    11/01/18                                42,470             26,332 (d,f)
8.00%    01/01/17                               133,312            135,058
Community Program Loan Trust
4.50%    10/01/18                               170,000            141,791
CS First Boston Mortgage Securities Corp.
6.425%   08/20/30                                93,365             92,781
DLJ Mortgage Acceptance Corp.
6.65%    12/17/27                                33,509             33,100 (b)
6.85%    12/17/27                               123,000            118,195 (b)
7.50%    02/18/03                                92,846             93,890
7.58%    03/13/28                                50,000             50,110 (b)
8.75%    06/28/26                               112,744            113,378 (b)

----------
See Notes to Schedule of Investments and Financial Statements

Schedule of Investments -- September 30, 1996

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

FDIC REMIC Trust
7.85%    09/25/25                             $  55,734       $    56,265
Federal Home Loan Mortgage Corp.
7.00%    07/01/26                               773,492           285,709 (g)
8.00%    04/15/20                                30,000            30,487
1009.00% 09/15/21                                   928            37,438 (g)
Federal National Mortgage Assoc.
6.19%    08/25/23                               127,131            87,561 (d,f)
7.41%    03/25/21                                95,000            95,623
8.00%    07/01/24                               145,761            48,237 (g)
8.50%    03/01/17 - 07/25/22                    211,465            67,170 (g)
8.58%    09/25/23                               147,948            85,348 (d,f)
9.60%    09/25/23                               195,000           109,200 (d,f)
Federal National Mortgage Assoc. REMIC
6.965%   07/25/10                                40,000            39,100
6.97%    07/25/20                               101,000            79,790 (d,f)
7.43%    09/25/22                               100,704            76,976 (d,f)
8.58%    09/25/23                                41,105            23,712 (d,f)
LB Commercial Conduit Mortgage Trust
7.144%   08/25/04                               260,727           261,216
Merrill Lynch Mortgage Investor's Inc.
7.098%   05/25/15                                45,712            45,383
7.252%   06/15/21                               132,611           133,564
Mid-State Trust
8.33%    04/01/30                               630,720           656,245
Morgan Stanley Capital Inc.
6.476%   10/15/10                                98,907            96,342 (b)
7.51%    11/15/05                               137,057           138,428 (b)
Provident Bank Home Equity Loan Trust
7.60%    09/01/06                                75,000            75,188
Rural Housing Trust
6.33%    04/01/26                               176,243           171,044
Sawgrass Finance REMIC Trust
6.45%    01/20/06                                60,000            58,819
Structured Asset Securities Corp.
8.495%   04/25/27                               150,948           153,590 (d)
Vornado Finance Corp.
6.36%    12/01/00                               105,000           102,637 (b)
                                                                4,105,024
Total Mortgage-Backed
(Cost $15,463,843)                                             15,478,016
Total Bonds and Notes
(Cost $27,813,909)                                             27,803,717

Convertible Bonds -- 0.0%
--------------------------------------------------------------------------------
Sasib
9.25%    12/31/97
(Cost $8,270)     ITL                        15,000,000             5,342



--------------------------------------------------------------------------------
                                                 Number
                                               of Shares             Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.6%
--------------------------------------------------------------------------------
Airtouch Communications Inc.
(Class B), 6.00%                                 3,676            $  106,144
Airtouch Communications Inc.
(Class C), 4.25%                                 2,361               112,443
Appalachian Power Co.
(Series A), 8.25%                                  500                12,375 (a)
Central Hispano Capital, 9.43%                   2,000                52,000
Entergy Gulf States Inc., $1.75                  2,875                70,852
Equity Residential Properties
Trust, 9.125%                                    1,900                47,975 (a)
Grand Metropolitan Delaware, 9.42%               1,500                41,625
Hibernia Corp., 6.90%                            1,900                95,000
Post Properties Inc., 8.50%                        780                39,000
Total Preferred Stock
(Cost $560,084)                                                      577,414
Total Investments in Securities
(Cost $70,117,584)                                                81,104,684

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------
Short Term Investments -- 12.5%
--------------------------------------------------------------------------------
U.S. Government Agencies -- 8.7%
Federal Home Loan Mortgage Corp.
5.23%    10/15/96                             $2,000,000         1,995,932 (d)
5.28%    10/10/96                              2,300,000         2,296,964 (d)
5.38%    10/18/96 - 11/08/96                   3,670,000         3,657,695 (d)
                                                                 7,950,591
Repurchase Agreement -- 3.8%
State Street Bank and Trust Co.
5.40%    10/01/96
(Cost $3,540,000)                              3,540,000         3,540,000
(dated 09/30/96, proceeds $3,540,531,
collateralized by $3,613,860 United States
Treasury Note, 8.375%, 08/15/08)

Total Short Term Investments
(Cost $11,490,591)                                              11,490,591

Other Assets and Liabilities, net (1.1%)                        (1,033,521)

NET ASSETS -- 100%                                             $91,561,754


----------
See Notes to Schedule of Investments and Financial Statements

GE Tax-Exempt Fund

Q&A

Effective in February, 1996 Stella Lou assumed management responsibility for the GE Tax-Exempt Fund. Stella has 11 years of investment experience and has been with GE Investments since 1994. Prior to joining GE Investments, she was a Vice President and Portfolio Manager for Alliance Capital Management in New York. Stella graduated from Cornell University with a B.S. degree in Applied Economics and received her M.B.A. degree in Finance from New York University.

Q. How did the GE Tax-Exempt Fund's industry benchmark and Lipper peer group perform for the fiscal year ended September 30, 1996?

A. The Lehman Municipal Index returned 6.0% for the 12 months ended September 30, 1996. Our Lipper peer group of 230 General Municipal funds had an average return of 5.6% for the same period. Refer to the following page to see how your class of shares performed.

Q.   Why did the Fund underperform its benchmark and peers?

A. The GE Tax-Exempt Fund underperformed its benchmarks because the Fund had a longer average duration than the benchmarks during the first quarter. The longer duration is caused by owning securities with longer maturities that are purchased to maximize the tax exempt income to the Fund. As interest rates rise, a longer duration causes the portfolio market value to decline by a greater amount than those of its peers with shorter durations. This was the case for GE Tax-Exempt Fund for the first quarter of 1996. Quality is also a contributing factor to the performance. The GE Tax-Exempt Fund has a high average quality rating of Aa1/AA while the benchmark has an average quality rating of A1/AA2. This lower average rating reflects the greater risk and volatility of the benchmark performance.

Q.   What has your investment strategy been?

A. The strategy for this Fund has been to purchase discounted securities in the 15 to 20 year maturity range and premium, noncallable bonds in the 10 year range. This strategy has allowed the Fund to maximize its income earning power and still have a measure of protection during periods of rising interest rates. The cash position averaged 10% for the second half of fiscal 1996 as a cushion against the potential of rising interest rates. During fiscal 1995-96 interest rates fluctuated dramatically as economic data vacillated between signs of rapid growth and a moderate slowdown.

Q.   How did this past year's economic events impact the Fund?

A. A lack of firm economic direction had the biggest impact on the portfolio during the last fiscal year. In the first quarter of 1996, the portfolio was positioned for a decline in interest rates. When the February unemployment figures showed stronger than expected growth in the economy, the portfolio market value declined in response. Subsequently, April unemployment indicated a significantly slower economy causing interest rates to fall and positively impact the portfolio. Many of the monthly economic indicators this year have vacillated between showing an inflationary or a slowing economic environment. This type of seesawing between inflationary and slowing economic activity made positioning the portfolio difficult at best. The portfolio holdings were adapted to take a more conservative stance until more definitive signs of market direction appear.

Q. What is the outlook for the Fund? How have you positioned the Fund going forward?

A. The municipal market will continue to be volatile during the next fiscal year. New issue municipal supply is expected to remain light as municipalities have no imperative need to issue debt and are attempting to reign in spending. As such, the Fund is positioned slightly longer than the index and peer group with respect to duration. The cash position is currently intended to be maintained at around 5%. This will enable the Fund to take advantage of declining interest rates as demand for municipals increases. The major issue facing the municipal market in the coming year will be tax reform. We don't expect any major action by President Clinton until he establishes his Cabinet and his agenda for the second term. With Republicans retaining control of Congress, we can expect some form of tax reform to materialize but not until they address the Presidential agenda.

GE Tax-Exempt Fund

                                Quality Ratings
                             at September 30, 1996

                                            Percent of
               Moody's Ratings+            Market Value
               ----------------            ------------
                    Aaa                       53.6%
                    Aa                        44.2%
                    A                          2.2%
                                             100.0%
+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.


Investment Profile

A mutual fund designed for investors who seek a high level of current income exempt from federal income taxes while preserving capital by investing primarily in municipal obligations.

                        * Lipper Performance Comparison
                          General Municipal Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns

     Number of Funds in category:         230
     Peer group average total return:     5.6%
     Lipper categories in peer group:     General Municipal

*See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.


Comparison of Change in Value of a $10,000 Investment

--------------------------------------------------------------------------------
                                 Class A Shares

                     w/o load            w/load             LBMI
                     --------            ------             ----
1/1/94                $10,000            $10,000           $10,000
                      9,381.7           8,982.98          9,451.07
                      9,430.35          9,029.56          9,555.68
9/94                  9,460.21          9,058.15          9,621.07
                      9,242.16          8,849.37          9,482.9
                      9,927.02          9,505.13         10,153.39
                     10,103.43          9,674.04         10,398.6
9/95                 10,307.9           9,869.82         10,697.67
                     10,746.85         10,290.11         11,138.86
                     10,425.48          9,982.39         11,004.51
                     10,455.1          10,010.76         11,088.88
9/96                 10,670.74         10,217.23         11,344.17


                                 Average Annual
                                  Total Return

                                         One           Since
                                         Year        Inception
                                         ----        ---------
               GE Tax-Exempt             3.52%         2.39%
               GE Tax-Exempt w/load     -0.88%         0.78%
               LBMI                      6.04%         4.70%

--------------------------------------------------------------------------------
                                 Class B Shares

                   w/o load             w/load                LBMI
                   --------             ------                ----

12/22/93           $10,000              $10,000             $10,000
                  10,051.4             10,051.4              10,000
                   9,417.1              9,417.1            9,451.07
                   9,454.03             9,454.03           9,555.68
9/94               9,472.13             9,472.13           9,621.07
                   9,242.25             9,242.25           9,482.9
                   9,914.81             9,914.81          10,153.39
                  10,078.67            10,078.67          10,398.6
9/95              10,278.33            10,278.33          10,697.67
                  10,693.72            10,693.72          11,138.86
                  10,369.91            10,369.91          11,004.51
                  10,395.73            10,395.73          11,088.88
9/96              10,587.69            10,387.69          11,344.17


                                 Average Annual
                                  Total Return

                                           One              Since
                                           Year           Inception
                                           ----           ---------
               GE Tax-Exempt               3.01%            2.08%
               GE Tax-Exempt w/load        0.04%            1.42%
               LBMI                        6.04%            4.70%

--------------------------------------------------------------------------------
                                 Class C Shares

                                  w/o load                  LBMI
                                  --------                  ----
2/26/93                            $10,000                 $10,000
                                  9,875.35                   9,894
                                 10,206.4                10,217.73
9/93                             10,547.64               10,562.88
                                 10,651.9                10,711.15
                                  9,998.34               10,123.18
                                 10,056.31               10,235.23
9/94                             10,094.5                10,305.27
                                  9,867.99               10,157.28
                                 10,605.66               10,875.45
                                 10,800.67               11,138.1
9/95                             11,025.98                11458.44
                                 11,502.77               11,931.01
                                 11,165.7                11,787.1
                                 11,213.29               11,877.46
9/96                             11,441.42               12,150.92


                                 Average Annual
                                  Total Return

                                        One            Since
                                        Year         Inception
                                        ----         ---------
               GE Tax-Exempt            3.77%          3.82%
               LBMI                     6.04%          5.58%

--------------------------------------------------------------------------------
                                 Class D Shares

11/29/93                10000                 10000
                     10237.01                 10211
                      9614.93                 9650.49
                      9676.76                 9757.3
9/94                  9719.61                 9824.07
                      9507.55                 9682.99
                     10224.66                10367.63
                     10419.08                10618.01
9/95                 10652.21                10923.4
                     11110.3                 11373.89
                     10791.47                11236.71
                     10844.99                11322.54
9/96                 11073.04                11583.54

                                 Average Annual
                                  Total Return

                                    One            Since
                                   Year          Inception
                                   ----          ---------
               GE Tax-Exempt       3.95%          3.65%
               LBMI                6.04%          5.31%

Schedule of Investments -- September 30, 1996

GE TAX-EXEMPT FUND

Water and Sewer                         4.7%
Health                                  7.7%
General Obligations                    34.2%
Transportation                          2.2%
Industrial Development                  3.2%
Education                              15.9%
Cash and Other                          2.8%
Electric Utility                        5.5%
Sales Tax                              12.3%
Lease Revenue                          11.5%

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Municipal Bonds -- 97.2%

Arizona -- 8.5%
Arizona Transportation Board Excise Tax
Rev. - Sales Tax, AMBAC Insured
5.60%    07/01/02                              $500,000          $  523,150
Maricopa County Elementary School
G.O., AMBAC Insured
6.30%    07/01/07                               500,000             546,515
                                                                  1,069,665
Connecticut -- 7.7%
Connecticut State Health & Educational Facility
Rev. - Educ., MBIA Insured
5.125%   11/01/13                               500,000             475,660
Connecticut State Health & Educational
Facility Rev. - Health, MBIA Insured
5.50%    07/01/12                               500,000             494,765
                                                                    970,425
Georgia -- 3.9%
Georgia State G.O.
5.00%    08/01/10                               500,000             483,960

Hawaii-- 4.0%
Hawaii State G.O.
4.50%    06/01/01                               500,000             497,065

Indiana -- 6.1%
Indiana Health Facility Hospital Rev. - Health
5.25%    11/01/15                              500,000              464,675
Indiana University Rev. - Educ.
6.00%    11/15/14                              290,000              300,257
                                                                    764,932
Kentucky -- 2.6%
Louisville & Jefferson County Kentucky
Rev. - Sewer, MBIA Insured
5.30%    05/15/19                             345,000               331,366

Maryland -- 4.2%
Baltimore County G.O.
5.50%    08/01/04                             500,000               519,930

Massachusetts -- 2.1%
Massachusetts State Water & Sewer
Rev. - Water & Sewer
6.00%    11/01/06                             250,000               262,705

Michigan -- 6.1%
Michigan State Underground Storage Tank
Rev. - Sales Tax, AMBAC Insured
6.00%    05/01/04                             500,000               529,255
Okemos Public School District
Rev. - Educ., MBIA Insured
5.88%    05/01/16                             750,000               241,162 (d)
                                                                    770,417
Mississipi -- 3.9%
Mississippi State G.O.
5.10%    11/15/10                             500,000               483,365

Missouri -- 3.9%
Missouri State Environmental
Improvement & Energy Rev. - Electric
5.25%    12/01/09                             500,000               492,960

Montana -- 3.8%
Montana State University
Rev. - Educ., MBIA Insured
5.25%    11/15/13                             500,000               481,925

New Jersey -- 6.0%
New Jersey Building Auth. Rev. - Muni. Bldg.
5.00%    06/15/12                             500,000               468,395
New Jersey Tpke. Auth.
Rev. - Trans., AMBAC Insured
6.50%    01/01/16                             250,000               279,425
                                                                    747,820
Ohio -- 6.0%
Ohio State Building Authority
Rev. - Muni. Bldg., AMBAC Insured
5.50%    04/01/16                             500,000               491,780
Ohio State Public Facilities
Rev. - Educ., AMBAC Insured
5.40%    11/01/07                             250,000               254,113
                                                                    745,893
Oregon -- 3.9%
Portland G.O.
5.375%   06/01/13                             500,000               494,270

----------
See Notes to Schedule of Investments and Financial Statements

Schedule of Investments -- September 30, 1996

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Pennsylvania -- 3.9%
Pennsylvania Intergovernmental Co-op.
Rev. - Sales Tax, MBIA Insured
5.60%    06/15/15                              $500,000          $489,185

South Dakota -- 3.8%
South Dakota State Building Authority
Rev. - Muni. Bldg., AMBAC Insured
5.20%    12/01/09                               500,000           480,160

Tennessee -- 3.2%
Sullivan County Tennessee Industrial Development
Rev. - Industrial Development, VRDN
3.90%    10/01/16                               400,000           400,000

Texas -- 8.1%
Houston G.O.
6.00%    04/01/04                               500,000           530,930
University of Texas Rev.- Educ.
5.10%    08/15/08                               500,000           487,375
                                                                1,018,305
Virginia -- 1.6%
Peninsula Ports Authority Virginia Coal Term
Rev. - Electrical Utility, VRDN
3.85%    07/01/16                              200,000           200,000

Wisconsin -- 3.9%
Wisconsin State G.O.
5.30%    11/01/11                              500,000           493,340

Total Investments in Securities
(Cost $12,044,928)                                            12,197,688

Other Assets and Liabilities,
net 2.8%                                                         345,286

NET ASSETS -- 100%                                           $12,542,974

----------
See Notes to Schedule of Investments and Financial Statements

GE Fixed Income Funds

Q&A


Bob MacDougall leads the taxable fixed income team at GE Investments. Assets under management exceed $13 billion. His responsibilities include managing the GE Fixed Income, GE Short-Term Government and GE Money Market Funds. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager and was named to his present position in 1992. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.


Q.   Describe this year's bond market.

A. The past 12 months comprised three distinct periods in the bond market. First, 1995's market rally continued throughout the fourth quarter. It then reversed course in the first quarter of 1996 as rates rose 1 percentage point on renewed inflation concerns raised by stronger than expected economic activity. Finally, the past six months have witnessed the market trading in a narrow range around 7% on the long bond. Sentiment seems to change almost daily over whether the economy is too strong, too weak or just right - prompting references to Goldilocks. In this environment our focus is to seek to add yield to the portfolio by overweighting mortgage-backed securities and by prudently selecting lower rated corporate bonds.

GE Fixed Income Fund

Q. How did the GE Fixed Income Fund's peers and industry benchmark perform for the fiscal year?

A. For the year ending September 30, 1996 the Lehman Aggregate Bond Index returned 4.9% while our peer group of 132 Intermediate Maturity U.S. Government Bond funds averaged a 3.8% return for the same period. Refer to the following page to see how your class of shares performed compared to these benchmarks.

Q.   What drove the Fund's performance?

A. The Fund's duration (interest rate exposure) hurt performance as interest rates rose earlier in the year but this was more than offset by favorable sector allocation (mortgage-backed securities and corporate bonds) and good security selection.

GE Short-Term Government Fund

Q. How did the GE Short-Term Government Fund's peers and industry benchmark perform for the fiscal year?

A. The Lehman Brothers 1-3 year Government Index returned 5.7% for the year ended September 30, 1996 while the average return of the 161 Short-Term U.S. Government Bond funds in our peer group was 4.6%. Refer to page 34 to see how your class of shares performed compared to these benchmarks.

Q.   Discuss the Fund's performance.

A. The Fund takes less interest rate risk than GE Fixed Income because of its shorter average maturity. That is why, in a rising rate environment, it does better even though its yield is lower. Our allocation to mortgage-backed securities was also a plus.

GE Money Market Fund

Q. How did the GE Money Market Fund's peers and industry benchmark perform for the fiscal year?

A. The average return of 287 peer Money Market funds for the past 12 months was 4.9% versus 5.2% for 90 day Treasury Bills. Our return of 5.2% put us in the top 20% of the peer group.

Q.   What is your approach in this Fund?

A. The strategy for this Fund is to provide a competitive money market yield while minimizing the interest rate risk inherent in the other two fixed income funds. Our average maturity is generally between 30 and 60 days and our portfolio contains only high quality liquid securities.

GE Fixed Income Fund

                                Quality Ratings
                             at September 30, 1996

                                                Percent of
                    Moody's Ratings+           Market Value
                    ----------------           ------------
                    Aaa                            79.6%
                    Aa                              1.1%
                    A                               7.1%
                    Baa                             6.8%
                    Ba                              5.4%
                                                  100.0%
+ Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

Investment Profile

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in a variety of fixed income securities.

                        * Lipper Performance Comparison
                       Intermediate Government Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns

     Number of Funds in peer group:       132
     Peer group average total return:     3.8%
     Lipper categories in peer group:     Intermediate U.S. Government,
                                          Intermediate
                                          U.S. Treasury

*See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.

Comparison of Change in Value of a $10,000 Investment
--------------------------------------------------------------------------------
                                 Class A Shares

                   w/o load             w/load               LB Aggr.
                   --------             ------               --------
1/1/94             $10,000              $10,000               $10,000
                  9,746.86             9,332.62              9,712.67
                  9,654.97             9,244.63              9,612.81
9/94              9,698.17             9,286                 9,671.58
                  9,719.6              9,306.52              9,708.14
                 10,150.16             9,718.78             10,197.82
                 10,735.92            10,279.64             10,819.18
9/95             10,908.39            10,444.78             11,031.99
                 11,357.95            10,875.24             11,501.83
                 11,105.43            10,633.45             11,296.66
                 11,128.73            10,655.76             11,361.16
9/96             11,335.09            10,853.35             11,570.35


                                 Average Annual
                                  Total Return

                                              One            Since
                                              Year         Inception
                                              ----         ---------
               GE Fixed Income               3.91%          4.66%
               GE Fixed Income w/load       -0.50%          3.01%
               LB Aggregate                  4.90%          5.45%


--------------------------------------------------------------------------------
                                 Class B Shares

                    w/o load             w/load             LB Aggr.
                    --------             ------             --------
12/22/93            $10,000             $10,000              $10,000
                   10,020.6            10,020.6               10,000
                    9,742.02            9,742.02            9,712.67
                    9,638.19            9,638.19            9,612.81
9/94                9,669.13            9,669.13            9,671.58
                    9,678.39            9,678.39            9,708.14
                   10,094.77           10,094.77           10,197.82
                   10,673.82           10,673.82           10,819.18
9/95               10,827.5            10,827.5            11,031.99
                   11,255.17           11,255.17           11,501.83
                   10,997.08           10,997.08           11,296.66
                   11,006.6            11,006.6            11,361.16
9/96               11,196.65           10,996.65           11,570.35


                                 Average Annual
                                  Total Return

                                              One            Since
                                             Year         Inception
                                             ----         ---------
               GE Fixed Income               3.41%          4.15%
               GE Fixed Income w/load        0.46%          3.51%
               LB Aggregate                  4.90%          5.45%

--------------------------------------------------------------------------------
                                 Class C Shares

                                    w/o load                 LB Aggr
                                    --------                 -------
2/22/93                           $10,000                   $10,000
                                   10,081.05                 10,042
                                   10,293.97                10,308.71
9/93                               10,524                   10,577.38
                                   10,521.85                10,583.12
                                   10,249.59                10,279.04
                                   10,159.39                10,173.36
9/94                               10,211.26                10,235.55
                                   10,240.36                10,274.25
                                   10,700.74                10,792.48
                                   11,334.65                11,450.07
9/95                               11,519.5                 11,675.28
                                   11,996.49                12,172.53
                                   11,743.72                11,955.39
                                   11,765.79                12,023.65
9/96                               11,991.43                12,245.04

                                 Average Annual
                                  Total Return

                                        One             Since
                                        Year          Inception
                                        ----          ---------
               GE Fixed Income          4.10%            5.16%
               LB Aggregate             4.90%            5.81%

--------------------------------------------------------------------------------
                                 Class D Shares

                                  w/o load                 LB Aggr
                                  --------                 -------
11/29/93                        $10,000                   $10,000
                                 10,043.77                 10,054
                                  9,790                     9,765.12
                                  9,709.77                  9,664.72
9/94                              9,765.5                   9,723.81
                                  9,799.5                   9,760.57
                                 10,246.42                 10,252.89
                                 10,859.91                 10,877.6
9/95                             11,044.37                 11,091.56
                                 11,510.21                 11,563.94
                                 11,269.08                 11,357.94
                                 11,297.78                 11,422.51
9/96                             11,521.71                 11,632.83


                                 Average Annual
                                  Total Return

                                        One              Since
                                       Year            Inception
                                       ----            ---------
               GE Fixed Income         4.32%             5.11%
               LB Aggregate            4.90%             5.48%

Schedule of Investments -- September 30, 1996
--------------------------------------------------------------------------------

GE FIXED INCOME FUND

U.S. Treasuries                         19.6%
Corporate Notes                         19.3%
Mortgage Backed                         55.4%
Cash and Other                           5.7%


--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Bonds and Notes -- 95.9%
--------------------------------------------------------------------------------
U.S. Treasuries -- 19.6%
U.S. Treasury Bonds
6.00%    02/15/26                            $1,753,000         $1,540,449
8.125%   08/15/19                             1,170,000          1,308,387
12.00%   05/15/05 - 08/15/13                    465,000            645,899
                                                                 3,494,735
U.S. Treasury Notes
5.125%   02/28/98                             2,000,000          1,976,560
6.00%    08/15/99                             1,450,000          1,439,807
6.125%   05/15/98 - 08/31/98                    805,000            805,339
6.625%   06/30/01                             2,314,000          2,328,092
7.00%    07/15/06                             2,582,000          2,635,654
                                                                 9,185,452
Total U.S. Treasuries
(Cost $12,703,004)                                              12,680,187
Asset Backed-- 0.2%
Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                                54,610             51,334
Lehman FHA Title I Loan Trust
7.83%    09/25/17                                80,000             81,048
Total Asset Backed
(Cost $132,266)                                                    132,382
Corporate Notes -- 19.3%
American Home Products
7.70%    02/15/00                                100,000           102,993
Argentaria Capital Fund
6.375%   02/14/06                                120,000           110,700
Arkla Inc.
8.875%   07/15/99                                150,000           158,056
BCH Cayman Islands
8.25%    06/15/04                                125,000           130,038
Bell Telephone Co - Canada
9.50%    10/15/10                                375,000           442,751
Bell Telephone Co. - Pennsylvania
8.35%    12/15/30                                 75,000            85,286
BHP Finance USA
6.42%    03/01/26                                 45,000            43,648
Blockbuster Entertainment
6.625%   02/15/98                                500,000           498,195
Capital One Bank
6.43%    06/29/98                                400,000           398,444
8.125%   03/01/00                                400,000           413,308
Central Maine Power Co.
7.40%    06/02/98                                125,000           124,699
China International Trust & Investment Corp.
9.00%    10/15/06                                325,000           346,999
China Light & Power Ltd.
7.50%    04/15/06                                150,000           147,944
Conseco Inc.
10.50%   12/15/04                                100,000           115,484
Continental Cablevision Inc.
8.30%    05/15/06                                130,000           134,436
Delta Air Lines Inc.
7.79%    12/01/98                                125,000           127,173
Developers Diversified
7.00%    03/05/01                                300,000           292,317
Dresser Industries Inc.
7.60%    08/15/96                                113,000           110,985
Federated Department Stores Inc.
8.50%    06/15/03                                110,000           112,721
Finova Capital Corp.
6.375%   10/15/00                                100,000            98,254
Ford Motor Credit Co.
7.25%    10/01/08                                200,000           199,114
9.95%    02/15/32                                 95,000           119,169
Freeport McMoran Resource Partner
7.00%    02/15/08                                150,000           138,339
Freeport Term Malta Ltd.
7.50%    03/29/09                                150,000           151,104 (b)
General Motors Corp.
8.89%    08/18/03                                100,000           109,062
Great Atlantic & Pacific Tea Inc.
9.125%   01/15/98                                100,000           102,736
HSBC Finance Nederland B.V.
7.40%    04/15/03                                150,000           150,676 (b)
Hydro Quebec
8.25%    04/15/26                                250,000           259,120
11.75%   02/01/12                                165,000           228,832
Ikon Capital Resource Inc.
6.90%    05/03/00                                200,000           199,346
ING Bank
7.25%    06/12/06                                150,000           148,875
ITT Corp. (new)
6.25%    11/15/00                                 75,000            72,854
Joy Technologies Inc.
10.25%   09/01/03                                200,000           218,000
Kingdom of Sweden
10.25%   11/01/15                                395,000           484,207
Korea Electric Power Corp.
7.75%    04/01/13                                114,000           112,990
Landeskreditbank Baden
7.875%   04/15/04                                160,000           168,014


----------
See Notes to Schedule of Investments and Financial Statements

Schedule of Investments -- September 30, 1996
--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Lehman Brothers Inc.
7.00%    05/24/00                              $170,000           $169,230
Liberty Mutual Insurance Co.
8.20%    05/04/07                               150,000            156,924 (b)
8.50%    05/15/25                               100,000            104,536 (b)
Loewen Group Interest
7.50%    04/15/01                               125,000            124,375 (b)
Lumbermans Mutual Casualty Co.
9.15%    07/01/26                               150,000            156,639 (b)
Mayne Nickless Ltd.
8.65%    04/15/02                               100,000            106,833 (b)
Merrill Lynch & Co. Inc.
6.64%    09/19/02                                90,000             88,315
Metropolitan Life Insurance Co.
7.80%    11/01/25                               250,000            243,555 (b)
Midland Bank PLC
6.95%    03/15/11                               310,000            293,139
National Bank of Hungary
8.875%   11/01/13                               140,000            142,516
New York Taxable General Obligation
6.10%    02/01/98                               150,000            148,838
North Atlantic Energy Corp.
9.05%    06/01/02                               178,000            175,608
Nova Scotia Province of Canada
9.125%   05/01/21                               105,000            121,670
Oryx Energy Co.
10.00%   06/15/99                               150,000            158,830
Oslo Seismic
8.28%    06/01/11                               135,000            136,364 (b)
Pennzoil Co.
10.625%  06/01/01                               150,000            162,570
Peoples Republic of China
7.75%    07/05/06                               105,000            105,403
Philip Morris Cos. Inc.
6.95%    06/01/06                               250,000            251,290
Reliance Industries Ltd.
10.375%  06/24/16                               100,000            102,068 (b)
Republic of Columbia
7.25%    02/15/03                               100,000             94,599
Republic of Poland
3.75%    10/27/14                               110,000             87,519
RHG Finance Corp.
8.875%   10/01/05                                75,000             78,008
RJR Nabisco Inc.
8.00%    07/15/01                               300,000            297,837
Taubman Realty Group L.P.
8.00%    06/15/99                               160,000            161,875
TCI Communications Inc.
6.275%   09/15/03                                30,000             30,000
6.69%    03/31/06                               125,000            122,646
Tele-Communications Inc.
8.25%    01/15/03                                70,000             70,525
8.75%    08/01/15                                50,000             48,615
9.25%    04/15/02                               100,000            106,032
Tenaga Nasional Berhad
7.50%    01/15/96                               285,000            256,662 (b)

Thai Farmers Bank Public Ltd.
8.25%    08/21/16                               170,000            165,485 (b)
Time Warner Entertainment Co. L.P.
10.15%   05/01/12                                75,000             87,970
Time Warner Inc.
7.95%    02/01/00                               150,000            153,451
Toledo Edison Co.
7.38%    03/31/00                               250,000            235,787
United Co. Financial Corp.
7.00%    07/15/98                               300,000            300,267
Viacom Inc.
7.75%    06/01/05                               250,000            241,505
Yale University Notes
7.375%   04/15/96                               100,000             97,550
Total Corporate Notes
(Cost $12,579,264)                                              12,441,905

Mortgage-Backed -- 55.4%
Federal Home Loan Mortgage Corp.
6.50%    03/01/04 - 04/01/11                    544,784            529,303
7.00%    11/01/09 - 05/01/10                    127,110            126,435
7.50%    06/01/23 - 02/01/26                    532,791            527,365
8.00%    03/01/07 - 10/01/25                    943,611            953,694
8.00%    08/01/08                                25,669             26,259
8.75%    04/01/08                                56,031             58,423
9.00%    12/01/16                               552,893            580,449
9.50%    04/01/21                                49,077             52,672
                                                                 2,854,600
Federal National Mortgage Assoc.
6.00%    03/01/09 - 07/01/09                    307,255            294,238
6.50%    01/01/04                                48,401             47,561
7.00%    TBA                                  1,835,000          1,770,775 (c)
7.50%    02/01/14                                29,747             29,815
8.00%    12/01/24                             1,054,773          1,065,975
8.00%    TBA                                    738,000            744,573 (c)
8.50%    04/01/17                               118,999            122,984
9.00%    12/01/24 - 02/01/25                    980,078          1,022,604
9.50%    05/01/20 - 03/01/25                    597,451            637,913
9.50%    TBA                                  2,282,000          2,436,035 (c)
                                                                 8,172,473
Government National Mortgage Assoc.
6.00%    TBA                                    495,000            490,514 (c,e)
6.00%    07/20/26 - 08/20/26                    823,693            821,951 (e)
6.50%    TBA                                    495,000            496,547 (c,e)
7.00%    05/15/23 - 12/15/23                  4,234,773         4,101,398
7.50%    03/15/22 - 12/15/23                  6,197,426         6,154,932
8.00%    06/15/23                               360,418           365,824
8.50%    10/15/17                             1,150,927         1,204,756
9.00%    11/15/19                               198,595           209,579
9.00%    TBA                                    177,000           187,620 (c)
9.50%    12/15/09                               454,163           489,928
                                                               14,523,049
----------
See Notes to Schedule of Investments and Financial Statements

G.E. Fixed Income Fund
--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations
Aetna Commercial Mortgage Trust
6.425%   12/26/30                              $451,355           $446,842
American Southwest Financial
Securities Corp.
7.30%    10/17/01                                47,626             47,760
Asset Securitization Corp.
7.10%    08/13/29                               112,667            111,681
Collateralized Mortgage Obligation Trust
5.93%    09/01/15                               119,647             99,726 (d,f)
7.36%    11/01/18                               117,368             72,768 (d,f)
8.00%    01/01/17                               755,434            765,331
Community Program Loan Trust
4.50%    10/01/18                               300,000            250,219
CS First Boston Mortgage Securities Corp.
6.425%   08/20/30                               140,047            139,172
DLJ Mortgage Acceptance Corp.
6.65%    12/17/27                                73,719             72,820 (b)
6.85%    12/17/27                               303,000            291,164 (b)
7.50%    02/18/03                               208,170            210,512
7.58%    03/13/28                               130,000            130,285 (b)
8.72%    06/28/26                               284,448            286,048 (b)
FDIC REMIC Trust
7.85%    09/25/25                               130,047            131,286
Federal Home Loan Mortgage Corp.
7.00%    07/01/26                               955,140            352,805 (g)
8.00%    04/15/20                                70,000             71,138
1009.00% 09/15/21                                 2,537            102,403 (g)
Federal National Mortgage Assoc.
6.19%    08/25/23                               289,677            199,515 (d,f)
7.41%    03/25/21                               245,000            246,608
8.00%    07/01/24                               332,699            110,100 (g)
8.50%    03/01/17 - 07/25/22                    554,543            175,912 (g)
8.58%    09/25/23                               332,534            191,830 (d,f)
9.60%    09/25/23                                87,000             48,720 (d,f)
Federal National Mortgage Assoc. REMIC
6.965%   07/25/10                                80,000             78,200
6.97%    07/25/20                               255,000            201,450 (d,f)
7.43%    09/25/22                               277,315            211,973 (d,f)
8.58%    09/25/23                                92,389             53,297 (d,f)
LB Commercial Conduit Mortgage Trust
7.144%   08/25/04                               683,805            685,087
Merrill Lynch Mortgage Investor's Inc.
7.098%   05/25/15                               251,796            249,987
7.252%   06/15/21                               977,878            984,906
Mid-State Trust
8.33%    04/01/30                             1,341,664          1,395,959
Morgan Stanley Capital Inc.
6.476%   10/15/10                               158,252            154,147 (b)
7.51%    11/15/05                               213,531            215,666 (b)
Provident Bank Home Equity Loan Trust
7.60%    10/25/12                              170,000             170,425
Rural Housing Trust
6.33%    04/01/26                              458,563             445,036
Sawgrass Finance REMIC Trust
6.45%    01/20/06                              100,000              98,031
Structured Asset Securities Corp.
8.495%   04/25/27                              474,270             482,570
Vornado Finance Corp.
6.36%    12/01/00                              210,000             205,275 (b)
                                                                10,186,654
Total Mortgage-Backed
(Cost $35,681,201)                                              35,736,776

Foreign Denominated Notes-- 1.4%
Dutch Government
8.50%    06/01/06          NLG                 336,000             231,690
Kingdom of Belgium
6.50%    03/31/05          BEL              10,261,000             335,832
Kingdom of Denmark
8.00%    03/15/06          DKK               1,904,000             348,061
Total Foreign Denominated Notes
(Cost $937,896)                                                    915,583
Total Bonds and Notes
(Cost $62,033,631)                                              61,906,833


--------------------------------------------------------------------------------
                                              Number
                                            of Shares
--------------------------------------------------------------------------------
Preferred Stock -- 1.2%
Appalachian Power Co.
(Series A), 8.25%                              1,450              35,888
Central Hispano Capital,
9.43%                                          4,800             124,800
Entergy Gulf States Inc.,
$1.75                                          6,435             158,584
Equity Residential Properties
Trust, 9.125%                                  4,250             107,312
Grand Metropolitan Delaware,
9.42%                                          3,500              97,125
Hibernia Corp., 6.9%                           3,300             165,000
Post Properties Inc., 8.50%                    1,720              86,000
Total Preferred Stock
(Cost $764,007)                                                  774,709
Total Investments in Securities
(Cost $62,797,638)                                            62,681,542

----------
See Notes to Schedule of Investments and Financial Statements

Schedule of Investments -- September 30, 1996
--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------
Short Term Investments -- 10.1%
--------------------------------------------------------------------------------
U.S. Government Agencies and
   Certificates of Deposits -- 7.4%
Deutsche Bank AG
5.75%    10/01/96                            $  590,000           $590,000
Federal Home Loan Mortgage Corp.
5.23%    10/15/96                               500,000            498,983 (d)
5.38%    10/18/96                             3,100,000          3,092,124 (d)
Federal National Mortgage Assoc.
5.20%    10/16/96                               600,000            598,700 (d)
                                                                 4,779,807
Repurchase Agreement -- 2.7%
State Street Bank and Trust Co.
5.40%    10/01/96
(Cost $1,700,000)                             1,700,000          1,700,000
(dated 09/30/96, proceeds $1,700,255,
collateralized by $1,735,095 United States
Treasury Note, 8.375%, 08/15/08)

Total Short Term Investments
(Cost $6,479,807)                                                6,479,807

Other Assets and Liabilities,
net (7.2%)                                                      (4,622,122)

NET ASSETS -- 100%                                             $64,539,227

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------
At September 30, 1996, the outstanding forward foreign currency contracts, which contractually obligate the GE Fixed Income Fund to deliver currencies at a specified date, were as follows:

                                     U.S. $ Cost       U.S. $
Foreign Currency         Foreign    on Origination     Current      Unrealized
Sales Contracts         Currency         Date          Value       Appreciation
--------------------------------------------------------------------------------
BEL, expiring
10/28/96                10,825,950     $348,325      $345,006        $3,319
DKK, expiring
10/28/96                 2,110,880      363,945       360,813         3,132
NLG, expiring
10/28/96                   481,150      284,200       281,514         2,686
                                       --------      --------        ------
                                       $996,470      $987,333        $9,137
                                       ========      ========        ======
----------
See Notes to Schedule of Investments and Financial Statements

GE Short-Term Government Fund

TWO YEAR TREASURY NOTE YIELD HISTORY
10/1/95 -- 9/30/96

30-Sep-95              5.851%
6-Oct-96               5.724%
13-Oct-96              5.655%
20-Oct-96              5.713%
27-Oct-96              5.617%
3-Nov-96               5.473%
10-Nov-96              5.522%
17-Nov-96              5.443%
24-Nov-96              5.484%
1-Dec-96               5.316%
8-Dec-96               5.391%
15-Dec-96              5.365%
22-Dec-96              5.3%
29-Dec-96              5.15%
6-Oct-96               5.724%
20-Oct-96              5.713%
3-Nov-96               5.473%
17-Nov-96              5.443%
1-Dec-96               5.316%
15-Dec-96              5.365%
29-Dec-96              5.15%
5-Jan-96               5.174%
12-Jan-96              5.164%
19-Jan-96              5.026%
26-Jan-96              5.05%
2-Feb-96               4.908%
9-Feb-96               4.873%
16-Feb-96              4.922%
23-Feb-96              5.127%
1-Mar-96               5.25%
8-Mar-96               5.736%
15-Mar-96              5.871%
22-Mar-96              5.746%
29-Mar-96              5.76%
5-Apr-96               6.06%
12-Apr-96              5.937%
19-Apr-96              5.908%
26-Apr-96              5.925%
3-May-96               6.179%
10-May-96              6.044%
17-May-96              6.019%
24-May-96              6.002%
31-May-96              6.236%
7-Jun-96               6.34%
14-Jun-96              6.264%
21-Jun-96              6.301%
28-Jun-96              6.106%
5-Jul-96               6.428%
12-Jul-96              6.282%
19-Jul-96              6.203%
26-Jul-96              6.275%
2-Aug-96               5.911%
9-Aug-96               5.898%
16-Aug-96              5.929%
23-Aug-96              6.116%
30-Aug-96              6.337%
6-Sep-96               6.32%
13-Sep-96              6.115%
20-Sep-96              6.244%
27-Sep-96              6.067%


Investment Profile

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in short-term U.S. Government securities.


                        * Lipper Performance Comparison
                     Short-Term U.S. Government Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns

     Number of Funds in category:         161
     Peer group average total return:     4.6%
     Lipper categories in peer group:     Short-Term U.S. Treasury,
                                          Short U.S. Government,
                                          Short-Intermediate U.S. Government

*See notes to performance for explanation of peer categories

See page 39 for Notes to Performance. Past performance is no guarantee of future results.

Comparison of Change in Value of a $10,000 Investment

--------------------------------------------------------------------------------
                                 Class A Shares

QUARTERLY                     w/o load           with load             LB 1-3
---------                     --------           ---------             ------
3/2/94                      $10,000             $10,000             $10,000
Mar 31, 94                    9,942.3             9,693.74            9,949
Jun 30, 94                    9,939.96            9,691.46            9,949.88
9/94                         10,039.62            9,788.63           10,049.39
Dec 30, 94                   10,046.85            9,795.68           10,049.26
Mar 31, 95                   10,323.98           10,065.88           10,382.28
Jun 30, 95                   10,642.26           10,376.2            10,711.33
9/95                         10,790.1            10,520.35           10,871.71
Dec 30, 95                   11,023.38           10,747.79           11,138.03
Mar 30, 96                   11,046.68           10,770.51           11,181.07
Jun 30, 96                   11,135.85           10,857.45           11,298.75
9/96                         11,289.72           11,007.48           11,488.39


                                 Average Annual
                                  Total Return

                                             One             Since
                                             Year          Inception
                                             ----          ---------
               GE Short Term Gov't           4.63%          4.81%
               GE Short Term Gov't w/load    2.01%          3.79%
               LB 1-3 YR.                    5.66%          5.53%

--------------------------------------------------------------------------------
                                 Class B Shares

QUARTERLY                w/o load          with load            LB 1-3
---------                --------          ---------            ------
3/2/94                 $10,000            $10,000            $10,000
Mar 31, 94               9,939.3            9,939.3            9,949
Jun 30, 94               9,936.92           9,936.92           9,949.88
9/94                    10,019.58          10,019.58          10,049.39
Dec 30, 94              10,017.76          10,017.76          10,049.26
Mar 31, 95              10,285.38          10,285.38          10,382.28
Jun 30, 95              10,593.6           10,593.6           10,711.33
9/95                    10,722.29          10,722.29          10,871.71
Dec 30, 95              10,944.67          10,944.67          11,138.03
Mar 30, 96              10,958.27          10,958.27          11,181.07
Jun 30, 96              11,037.1           11,037.1           11,298.75
9/96                    11,189.26          10,989.26          11,488.39


                                 Average Annual
                                  Total Return

                                                One              Since
                                                Year           Inception
                                                ----           ---------
               GE Short Term Gov't              4.35%            4.45%
               GE Short Term Gov't w/load       1.38%            3.73%
               LB 1-3 YR.                       5.66%            5.53%

--------------------------------------------------------------------------------
                                 Class C Shares

QUARTERLY                       w/o load              LB 1-3
---------                       --------              ------
3/2/94                           $10,000              $10,000
Mar 31, 94                       9,942.8                9,949
Jun 30, 94                       9,955.14            9,949.88
9/94                            10,052.77           10,049.39
Dec 30, 94                      10,074.78           10,049.26
Mar 31, 95                      10,359.1            10,382.28
Jun 30, 95                      10,684.97           10,711.33
9/95                            10,831.26           10,871.71
Dec 30, 95                      11,081.52           11,138.03
Mar 30, 96                      11,102.52           11,181.07
Jun 30, 96                      11,208.51           11,298.75
9/96                            11,370.47           11,488.39


                                 Average Annual
                                  Total Return

                                        One            Since
                                        Year         Inception
                                        ----         ---------
               GE Short Term Gov't      4.98%          5.10%
               LB 1-3 YR.               5.66%          5.53%

--------------------------------------------------------------------------------
                                 Class D Shares

QUARTERLY                     w/o load             LB 1-3
---------                     --------             ------
3/2/94                         $10,000             $10,000
Mar 31, 94                     9,946.3               9,949
Jun 30, 94                     9,964.81           9,949.88
9/94                          10,068.86          10,049.39
Dec 30, 94                    10,088.45          10,049.26
Mar 31, 95                    10,379.78          10,382.28
Jun 30, 95                    10,712.87          10,711.33
9/95                          10,866.25          10,871.71
Dec 30, 95                    11,124.38          11,138.03
Mar 30, 96                    11,152.31          11,181.07
Jun 30, 96                    11,265.73          11,298.75
9/96                          11,435.67          11,488.39


                                 Average Annual
                                  Total Return

                                         One           Since
                                         Year       Inception
                                         ----       ---------
               GE Short Term Gov't      5.24%         5.34%
               LB 1-3 YR.               5.66%         5.53%

Schedule of Investments -- September 30, 1996

GE SHORT-TERM GOVERNMENT FUND

U.S. Governments                      70.8%
Corporate Notes                       12.6%
Asset Backed                           4.9%
Cash and Other                         3.4%
Mortgage-Backed                        8.3%

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------
Bonds and Notes -- 96.6%
--------------------------------------------------------------------------------
U.S. Governments -- 70.8%
Federal Home Loan Mortgage Corp.
6.00%    12/01/08                             $136,409           $132,685
8.00%    08/01/03                              386,214            394,542
                                                                  527,227
Federal Home Loan Mortgage Corp. REMIC
543.497% 09/15/05                                  254              2,792 (g)
1002.00% 07/15/06                                  520             10,507 (g)
                                                                   13,299
Federal National Mortgage Assoc.
7.151%   07/01/22                               31,194             31,755 (e)
7.191%   05/01/21                              172,467            179,905 (e)
8.159%   12/01/27                               41,077             41,899 (e)
8.394%   12/01/17                               50,551             52,242 (e)
8.885%   10/01/21                               75,160             77,615 (e)
                                                                  383,416
Federal National Mortgage Assoc. REMIC
7.26%    11/25/06                               76,394             67,990 (d,f)
7.95%    11/25/19                               73,095             73,980
                                                                  141,970
Government National Mortgage Assoc.
6.50%    03/20/25                              293,966            297,641 (e)
7.125%   05/20/22 - 06/20/24                   548,163            556,728 (e)
7.25%    09/20/18 - 08/20/22                   484,540            493,851 (e)
                                                                1,348,220
Tennessee Valley Authority
5.98%    04/01/36                              300,000            301,257

U.S. Treasury Notes
5.00%    01/31/98                            2,690,000          2,656,805
5.125%   02/28/98                              350,000            345,898
5.50%    02/28/99                            1,200,000          1,181,436
6.00%    08/15/99                              505,000            501,450
6.125%   08/31/98                            1,045,000          1,045,324
                                                                5,730,913
Total U.S. Governments
(Cost $8,481,651)                                               8,446,302

Asset Backed -- 4.9%
CIT RV Trust
5.40%    12/15/11                               69,187             67,219
Fleetwood Credit Grantor Trust
6.00%    01/15/08                               94,803             94,092
6.75%    10/17/11                               88,399             88,510
6.90%    03/15/12                               28,000             28,109
Ford Credit Auto Owner Trust
6.50%    11/15/99                              110,000            110,377
Lehman FHA Title I Loan Trust
7.30%    05/25/17                               89,296             89,464
Standard Credit Card Master Trust
4.65%    03/07/99                              100,000             99,656
Total Asset Backed
(Cost $578,478)                                                   577,427

Corporate Notes -- 12.6%
A T & T Capital Corp.
7.59%    01/31/97                              100,000            100,590
Advanta Corp.
5.125%   11/15/96                              100,000             99,901
Central Maine Power Co.
7.40%    06/02/98                              100,000             99,759
First USA Bank
6.125%   10/30/97                              100,000            100,032
General Motors Acceptance Corp.
8.375%   01/19/99                              100,000            103,811
Great Atlantic & Pacific Tea Inc.
9.125%   01/15/98                              168,000            172,596
Great Northern Nekoosa Corp.
9.125%   02/01/98                              100,000            103,260
Lehman Brothers Holdings Inc.
6.875%   06/08/98                              150,000            150,718
New York Taxable General Obligation
6.10%    02/01/98                              100,000             99,225
News America Holdings Inc.
9.125%   10/15/99                              110,000            116,844
Province of Manitoba
6.125%   05/28/98                              125,000            124,710
Republic of Columbia
8.75%    10/06/99                               50,000             51,438
Salomon Inc.
6.70%    12/01/98                               75,000             74,906
United Co. Financial Corp.
7.00%    07/15/98                              100,000            100,089
Total Corporate Notes
(Cost $1,501,272)                                               1,497,879

Mortgage-Backed -- 8.3%
Collateralized Mortgage Obligations
FDIC REMIC Trust
7.85%    09/25/25                              139,336            140,664
Merrill Lynch Mortgage Investor's Inc.
7.252%   06/15/21                               44,204             44,521
Rural Housing Trust
6.33%    04/01/26                              121,547            117,961

----------
See Notes to Schedule of Investments and Financial Statements

--------------------------------------------------------------------------------
                                               Principal
                                                Amount             Value
--------------------------------------------------------------------------------

Salomon Brothers Mortgage
Securities Inc.
6.469%   01/20/28                             $389,694           $385,188
Structured Asset Securities Corp.
6.87%    08/25/26                               16,601             16,621
7.75%    02/25/28                              283,590            286,603

Total Mortgage-Backed
(Cost $1,000,061)                                                 991,558
Total Investments in Securities
(Cost $11,561,462)                                             11,513,166

--------------------------------------------------------------------------------
Short Term Investments -- 2.6%
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.6%
State Street Bank and Trust Co.
5.40%     10/01/96
(Cost $310,000)                                310,000           310,000
(dated 09/30/96, proceeds $310,047,
collateralized by $320,495 United
States Treasury Note, 8.375%, 08/15/08)

Other Assets and Liabilities,
net 0.8%                                                         100,682

NET ASSETS -- 100%                                           $11,923,848

----------
See Notes to Schedule of Investments and Financial Statements

GE Money Market Fund

Investment Profile

A mutual fund designed for investors who seek current income and liquidity while preserving their capital by investing in short-term, high grade money market securities.

                        * Lipper Performance Comparison
                            Money Market Peer Group
                          Based on 10/1/95 -- 9/30/96
                                 total returns

     Number of Funds in peer group:      287
     Peer group average total return:    4.9%
     Lipper categories in peer group:    Money Market

*See notes to performance for explanation of peer categories


See page 39 for Notes to Performance. Past performance is no guarantee of future results.


Comparison of Change in Value of a $10,000 Investment


                       GE MONEY                         90 DAY
                        MARKET                          T-BILL
                        ------                          ------
2/22/93               $10,000                         $10,000
                       10,000                          10,000
                       10,028.72                       10,031
                       10,094.88                       10,105.41
9/93                   10,164.21                       10,190.53
                       10,236.25                       10,276.37
                       10,307.06                       10,359.83
                       10,392.39                       10,466.9
9/94                   10,500.2                        10,595.12
                        10627.61                       10,737.72
                       10778.38                        10,901.76
                       10928.54                        11,069.41
9/95                   11079.32                        11,226.22
                       11227.98                        11,388.65
                       11369.71                        11,539.64
                       11509.01                        11,691.47
9/96                   11653.48                        11,840.58


                                 Average Annual
                                  Total Return

                                       One               Since
                                       Year             Inception
                                       ----             ---------
               GE Money Market        5.18%              4.33%
               90 Day T-Bill          5.21%              4.82%

                                   Fund Yield

                                        Fund           Donoghue
                                        ----           --------
               7 day current            5.0%             4.9%
               7 day effective          5.1%             5.0%

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

An investment in the GE Money Market Fund is neither insured nor guaranteed by the U.S. Government, and no assurance can be given that the GE Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.


Class Structure

The following describes each of the class definitions for the GE Funds' multiple class structure, which is described in greater detail in the Funds' Prospectus. Be sure to reference your appropriate performance chart.

Class A Shares are offered with a front-end load (as described in Note 1 of the Notes to Financial Statements) through authorized dealers and are available to anyone not eligible to invest in Class C or Class D. These shares are also available to certain employee retirement plans seeking the additional services available to Class A investors. The load is waived in certain instances as described in the prospectus.

Class B Shares are offered with a back-end load through authorized dealers and are available to anyone not eligible to invest in Class C or Class D. The maximum contingent deferred sales load imposed on redemptions of this class of shares (as a percentage of redemption proceeds) is 4.00% for equity funds and 3.00% for fixed income funds.

Class C Shares are no load shares available only to a limited group of investors including employees and retirees of GE, and their family members.

Class D Shares are no load shares available only to certain qualified institutions, including employee retirement plans that do not seek the additional services available to Class A investors.

Schedule of Investments -- September 30, 1996

GE MONEY MARKET FUND

U.S. Governments                            32.2%
Certificates of Deposit and Other           35.6%
Commercial Paper                            32.2%


--------------------------------------------------------------------------------
                                               Principal          Amortized
                                                Amount              Cost
--------------------------------------------------------------------------------
Short Term Investments -- 99.3%
--------------------------------------------------------------------------------
U.S. Governments (d) -- 32.2%
Federal Farm Credit Bank
5.23%    10/15/96                             $2,190,000         $2,185,546

Federal Home Loan Bank
5.34%    11/18/96                              3,520,000          3,494,937
5.49%    03/06/97                              3,300,000          3,221,493
                                                                  6,716,430
Federal Home Loan Mortgage Corp.
5.26%    10/15/96                              4,200,000          4,191,409
5.28%    10/10/96                              2,200,000          2,197,096
5.38%    11/08/96                              3,050,000          3,032,679
5.65%    10/01/96                                530,000            530,000
                                                                  9,951,184
Federal National Mortgage Assoc.
5.19%    11/27/96                              2,220,000          2,201,757
5.25%    10/01/96                              3,280,000          3,280,000
5.29%    12/17/96                              3,360,000          3,322,019
                                                                  8,803,776
Total U.S. Governments
(Cost $27,656,936)                                               27,656,936

Commercial Paper -- 32.2%
First Union Corp.
5.32%    10/17/96                              3,360,000          3,352,056
Halifax Building Society
5.286%   11/15/96                              3,300,000          3,278,195
Koch Industries
5.85%    10/01/96                              3,000,000          3,000,000
Merrill Lynch & Co. Inc.
5.32%    10/01/96                              2,300,000          2,300,000
Morgan (J.P.) & Co. Inc.
5.29%    10/04/96                              2,910,000          2,908,717
Nationsbank Corp.
5.47%    10/18/96                              3,350,000          3,341,347
Norwest Corp.
5.42%    10/22/96                              3,090,000          3,080,230
Toronto Dominion Bank
5.45%    10/15/96                              3,100,000          3,093,430
Union Bank of Switzerland
5.85%    10/01/96                              3,310,000          3,310,000
Total Commercial Paper
(Cost $27,663,975)                                               27,663,975

Certificates of Deposit -- 34.7%
Algemene Bank Nederland N.V.
5.34%    10/03/96                              3,300,000          3,300,000
Bank of Montreal
5.39%    11/26/96                              3,200,000          3,200,000
Bank of Nova Scotia
5.43%    10/01/96                              3,400,000          3,400,000
Bayerische Hypotheken Bank
5.40%    11/12/96                              3,300,000          3,300,000
Bayerische Vereinsbank AG
5.37%    11/15/96                              2,940,000          2,940,000
Deutsche Bank AG
5.34%    12/04/96                              3,200,000          3,200,000
Dresdner Bank AG
5.40%    11/14/96                              3,300,000          3,300,000
Royal Bank of Canada
5.35%    11/27/96                              2,820,000          2,820,000
Societe Generale
5.50%    01/02/97                              1,000,000          1,000,000
Swiss Bank
5.52%    12/20/96                              3,300,000          3,300,000
Total Certificates of Deposit
(Cost $29,760,000)                                               29,760,000

Time Deposits -- 0.2%
State Street Cayman Islands
5.50%    10/01/96
(Cost $140,000)                                  140,000            140,000

Total Short Term Investments
(Cost $85,220,911)                                               85,220,911
Other Assets and Liabilities,
net 0.7%                                                            620,774

NET ASSETS -- 100%                                              $85,841,685

----------
See Notes to Schedule of Investments and Financial Statements

Notes to Performance (unaudited)

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares. Classes A and B assume the reduction of the maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements.

Shares of the GE Short-Term Government Fund are neither insured nor guaranteed by the U.S. Government and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GEIM has voluntarily agreed to waive and/or bear certain fees and Fund expenses. Without these provisions, the returns (and/or yields) would have been lower. These provisions may be terminated in the future.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), MSCI World Index, MSCI Europe Australia Far East Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3 YR.) and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,561 stocks of companies in 22 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The MSCI EAFE is a composite of 1,103 stocks of companies in 20 countries located in Europe, Australia, New Zealand and the Far East. The Lehman Brothers Aggregate Bond Index is a composite index of short, medium, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Lehman Brothers Municipal Bond Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The LB 1-3 Year Government Bond Index is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The 90 Day U.S. Treasury Index is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest. Broad market index returns are calculated from the nearest month end to the Funds' inception date. The majority of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 1996. The Donahue yields represent the average yields of 814 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service located in Summit, New Jersey.

The views expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.


Notes to Schedules of Investments

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996, these securities amounted to $466,250, $244,514, $765,159, $1,225,695 and $3,210,626 or 0.6%, 0.6%,
     0.3%, 1.3%, and 5.0% of net assets for the GE International Equity, GE Global Equity, GE U.S. Equity, GE Strategic Investment and GE Fixed Income Funds, respectively.

(c) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at September 30, 1996.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

Abbreviations:
Currency Terms
         BEL      --  Belgian Franc
         DKK      --  Danish Krone
         ITL      --  Italian Lira
         NLG      --  Netherlands Guilder

         ADR      --  American Depository Receipt
         AMBAC    --  AMBAC Indemnity Corporation
         GDR      --  Global Depository Receipt
         MBIA     --  Municipal Bond Insurance Association
         REMIC    --  Real Estate Mortgage Investment Conduit
         VRDN     --  Variable Rate Demand Note
         WT       --  Warrant

Tax Information (unaudited)

Of the dividends paid from net investment income by the GE Tax-Exempt Fund for the fiscal year ended September 30, 1996, 95.69% represented exempt interest dividends for Federal income tax purposes.

Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated

                                                                     Class A                                 Class B
                                                                     -------                                 -------
GE International Equity Fund                         9/30/96(e)      9/30/95      9/30/94       9/30/96(e)    9/30/95     9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                           --             --         3/2/94           --           --         3/2/94
Net asset value, beginning of period                  $15.87          $15.18       $15.00         $15.77       $15.13       $15.00
Income (loss) from investment operations:
Net investment income                                   0.07            0.09         0.06           0.05         0.01         0.00
Net realized and unrealized
gains (losses) on investments                           1.74            0.64         0.12           1.65         0.64         0.13
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                   1.81            0.73         0.18           1.70         0.65         0.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   0.03            0.04         0.00           0.00         0.01         0.00
Net realized gains                                      0.00            0.00         0.00           0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     0.03            0.04         0.00           0.00         0.01         0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $17.65          $15.87       $15.18         $17.47       $15.77       $15.13
====================================================================================================================================
TOTAL RETURN (a)                                       11.39%           4.87%        1.20%         10.78%        4.33%        0.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $8,462          $3,948          $25           $272          $57          $34
Ratio of net investment income
to average net assets*                                  0.43%           1.28%        1.01%          0.28%        0.10%        0.47%
Ratio of expenses to average net assets*                1.59%           1.60%        1.60%          2.10%        2.10%        2.10%
Ratio of expenses to average net assets
before voluntary expense limitation*                    1.66%           1.95%        1.93%          3.50%        3.50%        2.43%
Portfolio turnover rate                                   36%             27%           6%            36%          27%           6%
Average brokerage commissions (d)                       $.031            N/A          N/A          $.031          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Class C                                    Class D
                                                                     -------                                    -------
GE International Equity Fund                          9/30/96(e)     9/30/95       9/30/94       9/30/96(e)     9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                            --             --         3/2/94           --            --       3/2/94
Net asset value, beginning of period                   $15.88         $15.19        $15.00        $15.94         $15.22     $15.00
Income (loss) from investment operations:
Net investment income                                    0.11           0.12          0.00          0.17           0.12       0.10
Net realized and unrealized
gains (losses) on investments                            1.72           0.65          0.19          1.73           0.70       0.12
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                    1.83           0.77          0.19          1.90           0.82       0.22
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    0.06           0.08          0.00          0.08           0.10       0.00
Net realized gains                                       0.00           0.00          0.00          0.00           0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      0.06           0.08          0.00          0.08           0.10       0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $17.65         $15.88        $15.19        $17.76         $15.94     $15.22
====================================================================================================================================

TOTAL RETURN (a)                                        11.54%          5.16%         1.27%        11.97%          5.45%      1.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $3,230         $1,262          $481       $63,225        $32,907    $26,460
Ratio of net investment income
to average net assets*                                   0.68%          0.83%         0.66%         0.99%          0.97%      1.52%
Ratio of expenses to average net assets*                 1.35%          1.35%         1.35%         1.03%          1.07%      1.10%
Ratio of expenses to average net assets
before voluntary expense limitation*                     1.96%          2.75%         1.68%         1.03%          1.18%      1.43%
Portfolio turnover rate                                    36%            27%            6%           36%            27%         6%
Average brokerage commissions (d)                        $.031           N/A           N/A         $.031            N/A        N/A

------------------------------------------------------------------------------------------------------------------------------------

                                                              Class A                                  Class B
                                                              -------                                  -------
GE Global Equity Fund                            9/30/96      9/30/95      9/30/94(b)       9/30/96    9/30/95     9/30/94
-------------------------------------------------------------------------------------------------------------------------------
Inception date                                       --            --     12/22/93            --             --     12/22/93
Net asset value, beginning of period              $20.18       $19.34       $18.61          $20.14        $19.32      $18.48
Income (loss) from investment operations:
Net investment income                               0.02         0.10         0.03           (0.04)         0.00       (0.01)
Net realized and unrealized
gains (losses) on investments                       2.20         1.22         0.91            2.14          1.23        1.06
-------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                               2.22         1.32         0.94            2.10          1.23        1.05
-------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               0.02         0.09         0.01            0.00          0.02        0.01
Net realized gains                                  0.37         0.39         0.20            0.37          0.39        0.20
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.39         0.48         0.21            0.37          0.41        0.21
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $22.01       $20.18       $19.34          $21.87        $20.14      $19.32
===============================================================================================================================
TOTAL RETURN (a)                                   11.18%        7.16%        3.09%          10.61%         6.62%       5.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $4,054       $2,811         $694            $600          $356        $128
Ratio of net investment income/(loss)
to average net assets*                              0.12%        0.47%        0.44%          (0.34%)       (0.11%)     (0.08%)
Ratio of expenses to average net assets*            1.60%        1.60%        1.60%           2.10%         2.10%       2.10%
Ratio of expenses to average net assets
before voluntary expense limitation*                1.90%        2.17%        2.02%           3.50%         3.50%       2.52%
Portfolio turnover rate                               46%          46%          26%             46%           46%         26%
Average brokerage commissions (d)                  $.006          N/A          N/A           $.006           N/A         N/A


                                                                   Class C                                   Class D
                                                                   -------                                   -------
GE Global Equity Fund                           9/30/96     9/30/95     9/30/94    9/30/93(c)    9/30/96      9/30/95      9/30/94
----------------------------------------------------------------------------------------------------------------------------------
Inception date                                     --          --          --        1/5/93         --          --        11/29/93
Net asset value, beginning of period             $20.31      $19.40      $17.16      $15.00       $20.37      $19.45        $17.49
Income (loss) from investment operations:
Net investment income                              0.06        0.09        0.07        0.08         0.13        0.13          0.11
Net realized and unrealized
gains (losses) on investments                      2.22        1.30        2.37        2.08         2.21        1.31          2.06
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                              2.28        1.39        2.44        2.16         2.34        1.44          2.17
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              0.04        0.09        0.00        0.00         0.09        0.13          0.01
Net realized gains                                 0.37        0.39        0.20        0.00         0.37        0.39          0.20
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                0.41        0.48        0.20        0.00         0.46        0.52          0.21

Net asset value, end of period                   $22.18      $20.31      $19.40      $17.16       $22.25      $20.37        $19.45
==================================================================================================================================
TOTAL RETURN (a)                                  11.44%       7.47%      14.28%      14.10%       11.71%       7.76%        12.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $28,682     $23,683     $20,432     $11,999      $10,123      $9,785       $10,504
Ratio of net investment income/(loss)
to average net assets*                             0.33%       0.59%       0.52%       1.00%        0.56%       0.84%         0.82%
Ratio of expenses to average net assets*           1.35%       1.35%       1.31%       1.10%        1.10%       1.10%         1.10%
Ratio of expenses to average net assets
before voluntary expense limitation*               1.60%       1.42%       1.77%       2.19%        1.12%       1.75%         1.52%
Portfolio turnover rate                              46%         46%         26%         28%          46%         46%           26%
Average brokerage commissions (d)                 $.006         N/A         N/A         N/A        $.006         N/A           N/A

----------
See Notes to Financial Highlights and Financial Statements

Financial Highlights
Selected data based on a share outstanding throughout the period(s) indicated

                                                                    Class A                                 Class B
                                                                    -------                                 -------
GE U.S. Equity Fund                                9/30/96(e)      9/30/95(e)   9/30/94(b)     9/30/96(e)   9/30/95(e)    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                          --             --       12/22/93           --            --      12/22/93
Net asset value, beginning of period                 $20.28         $16.12        $16.48        $19.71        $16.03       $16.41
Income (loss) from investment operations:
Net investment income                                  0.31            .34          3.23          0.19          0.21         0.24
Net realized and unrealized
gains (losses) on investments                          3.34           3.91         (3.22)         3.25          3.84        (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                  3.65           4.25          0.01          3.44          4.05        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  0.32           0.00          0.20          0.31          0.28         0.20
Net realized gains                                     0.27           0.09          0.17          0.27          0.09         0.17
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    0.59           0.09          0.37          0.58          0.37         0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $23.34         $20.28        $16.12        $22.57        $19.71       $16.03
====================================================================================================================================
TOTAL RETURN (a)                                      18.36%         26.52%        (0.86%)       17.78%        25.92%       (0.09%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $34,523        $15,148        $1,214        $7,194        $1,563          $91
Ratio of net investment income
to average net assets*                                 1.40%          1.85%         1.87%         0.90%         1.29%        1.28%
Ratio of expenses to average net assets*               1.00%          1.00%         1.00%         1.50%         1.50%        1.50%
Ratio of expenses to average net assets
before voluntary expense limitation*                   1.15%          1.25%         1.46%         2.08%         3.50%        1.96%
Portfolio turnover rate                                  49%            43%           51%           49%           43%          51%
Average brokerage commissions (d)                      $.045           N/A            N/A        $.045           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Class C                                    Class D
                                                                   -------                                    -------
GE U.S. Equity Fund                          9/30/96(e)   9/30/95(e)   9/30/94     9/30/93(c)   9/30/96(e)    9/30/95      9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                    --          --           --       1/5/93           --           --      11/29/93
Net asset value, beginning of period           $19.98      $16.13       $16.35      $15.00        $19.98       $16.16       $16.37
Income (loss) from investment operations:
Net investment income                            0.36        0.37         1.00        0.12          0.40         0.38         0.32
Net realized and unrealized
gains (losses) on investments                    3.30        3.86        (0.85)       1.23          3.31         3.88        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                            3.66        4.23         0.15        1.35          3.71         4.26         0.16
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            0.35        0.29         0.20        0.00          0.39         0.35         0.20
Net realized gains                               0.27        0.09         0.17        0.00          0.27         0.09         0.17
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              0.62        0.38         0.37        0.00          0.66         0.44         0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $23.02      $19.98       $16.13      $16.35        $23.03       $19.98       $16.16
====================================================================================================================================

TOTAL RETURN (a)                                18.70%      26.86%        0.88%      10.32%        18.97%       27.14%        0.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $50,035     $26,007      $16,382     $74,415      $144,470     $128,247     $114,885
Ratio of net investment income
to average net assets*                           1.66%       2.12%        2.11%       1.86%         1.90%        2.36%        2.27
Ratio of expenses to average net assets*         0.75%       0.75%        0.62%       0.50%         0.50%        0.50%        0.50%
Ratio of expenses to average net assets
before voluntary expense limitation*             1.06%       1.19%        1.21%       1.34%         0.59%        0.71%        0.96%
Portfolio turnover rate                            49%         43%          51%         15%           49%          43%          51%
Average brokerage commissions (d)               $.045         N/A          N/A         N/A         $.045          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Class A                                   Class B
                                                                 -------                                   -------
GE Strategic Investment Fund                    9/30/96(e)      9/30/95(e)    9/30/94(b)      9/30/96(e)    9/30/95(e)     9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                        --            --       12/22/93              --           --        12/22/93
Net asset value, beginning of period               $18.43        $15.71        $16.21           $18.26       $15.62         $16.14
Income (loss) from investment operations:
Net investment income                                0.51          0.52          0.48             0.41         0.40           0.27
Net realized and unrealized
gains (losses) on investments                        1.90          2.57         (0.65)            1.87         2.58          (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                2.41          3.09         (0.17)            2.28         2.98          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                0.43          0.37          0.27             0.42         0.34           0.27
Net realized gains                                   0.08          0.00          0.06             0.08         0.00           0.06
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  0.51          0.37          0.33             0.50         0.34           0.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.33        $18.43        $15.71           $20.04       $18.26         $15.62
====================================================================================================================================
TOTAL RETURN (a)                                    13.35%        20.12%        (1.32%)          12.73%       19.53%         (1.25%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $25,232        $8,778        $1,104           $3,701         $882           $150
Ratio of net investment income
to average net assets*                               2.60%         2.95%         2.59%            2.11%        2.46%          1.92%
Ratio of expenses to average net assets*             1.12%         1.15%         1.15%            1.65%        1.65%          1.65%
Ratio of expenses to average net assets
before voluntary expense limitation*                 1.15%         1.19%         1.58%            2.10%        3.50%          2.08%
Portfolio turnover rate                                93%           98%           68%              93%          98%            68%
Average brokerage commissions (d)                   $.046           N/A           N/A            $.046          N/A            N/A


                                                                    Class C                                      Class D
                                                                    -------                                      -------
GE Strategic Investment Fund                 9/30/96(e)    9/30/95(e)    9/30/94      9/30/93(c)   9/30/96(e)    9/30/95    9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                     --           --            --        1/5/93          --          --     11/29/93
Net asset value, beginning of period            $18.46       $15.72        $16.08       $15.00        $18.49      $15.74     $16.02
Income (loss) from investment operations:
Net investment income                             0.54         0.53          0.44         0.23          0.63        0.55       0.45
Net realized and unrealized
gains (losses) on investments                     1.92         2.59         (0.48)        0.85          1.90        2.62      (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                             2.46         3.12         (0.04)        1.08          2.53        3.17       0.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                             0.46         0.38          0.26         0.00          0.50        0.42       0.27
Net realized gains                                0.08         0.00          0.06         0.00          0.08        0.00       0.06
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               0.54         0.38          0.32         0.00          0.58        0.42       0.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $20.38       $18.46        $15.72       $16.08        $20.44      $18.49     $15.74
====================================================================================================================================
TOTAL RETURN (a)                                 13.58%       20.35%        (0.27%)       8.06%        13.95%      20.70%      0.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $26,467      $17,821       $13,018      $12,780       $36,162     $18,665    $17,159
Ratio of net investment income
to average net assets*                            2.81%        3.21%         2.62%        2.68%         3.16%       3.46%      2.93%
Ratio of expenses to average net assets*          0.90%        0.90%         0.85%        0.65%         0.58%       0.65%      0.65%
Ratio of expenses to average net assets
before voluntary expense limitation*              1.05%        1.03%         1.33%        1.65%         0.59%       0.97%      1.08%
Portfolio turnover rate                             93%          98%           68%          20%           93%         98%        68%
Average brokerage commissions (d)                 $.046          N/A           N/A          N/A         $.046        N/A        N/A

----------
See Notes to Financial Highlights and Financial Statements

Selected data based on a share outstanding throughout the period(s) indicated

                                                             Class A                                 Class B
                                                             -------                                 -------
GE Tax-Exempt Fund                              9/30/96      9/30/95     9/30/94(b)      9/30/96      9/30/95     9/30/94
---------------------------------------------------------------------------------------------------------------------------
Inception date                                     --           --       12/22/93          --           --       12/22/93
Net asset value, beginning of period             $11.77       $11.32      $12.31         $11.78       $11.32      $12.30
Income (loss) from investment operations:
Net investment income                              0.51         0.53        0.39           0.45         0.47        0.34
Net realized and unrealized
gains (losses) on investments                     (0.10)        0.46       (1.00)         (0.10)        0.47       (0.98)
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                              0.41         0.99       (0.61)          0.35         0.94       (0.64)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              0.51         0.54        0.38           0.45         0.48        0.34
Net realized gains                                 0.00         0.00        0.00           0.00         0.00        0.00
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                0.51         0.54        0.38           0.45         0.48        0.34
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.67       $11.77      $11.32         $11.68       $11.78      $11.32
===========================================================================================================================

TOTAL RETURN (a)                                   3.52%        8.96%      (5.40%)         3.01%        8.51%      (5.28%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $537         $389         $53         $1,318         $689         $61
Ratio of net investment income
to average net assets*                             4.33%        4.54%       4.34%          3.83%        3.81%       3.68%
Ratio of expenses to average net assets*           1.02%        1.10%       1.10%          1.52%        1.60%       1.60%
Ratio of expenses to average net assets
before voluntary expense limitation*               2.85%        3.00%       1.58%          2.41%        3.50%       2.08%
Portfolio turnover rate                             145%          86%         23%           145%          86%         23%
---------------------------------------------------------------------------------------------------------------------------


                                                                 Class C                                    Class D
                                                                 -------                                    -------
GE Tax-Exempt Fund                            9/30/96     9/30/95     9/30/94      9/30/93(c)   9/30/96     9/30/95       9/30/94
----------------------------------------------------------------------------------------------------------------------------------
Inception date                                   --          --          --          1/5/93         --         --        11/29/93
Net asset value, beginning of period           $11.77      $11.32      $12.36        $12.00      $11.78      $11.32        $12.11
Income (loss) from investment operations:
Net investment income                            0.53        0.57        0.54          0.33        0.58        0.60          0.47
Net realized and unrealized
gains (losses) on investments                   (0.09)       0.45       (1.06)         0.36       (0.12)       0.46         (0.80)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                            0.44        1.02       (0.52)         0.69        0.46        1.06         (0.33)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            0.54        0.57        0.52          0.33        0.57        0.60          0.46
Net realized gains                               0.00        0.00        0.00          0.00        0.00        0.00          0.00
Total distributions                              0.54        0.57        0.52          0.33        0.57        0.60          0.46
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.67      $11.77      $11.32        $12.36      $11.67      $11.78        $11.32
==================================================================================================================================
TOTAL RETURN (a)                                 3.77%       9.23%      (4.30%)        5.48%       3.95%       9.59%        (2.80%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $7,728      $6,816      $6,917       $10,136      $2,960      $3,905        $4,995
Ratio of net investment income
to average net assets*                           4.57%       4.94%       4.41%         3.56%       4.83%       5.20%         4.65%
Ratio of expenses to average net assets*         0.78%       0.85%       0.79%         0.60%       0.53%       0.60%         0.60%
Ratio of expenses to average net assets
before voluntary expense limitation*             1.34%       1.18%       1.33%         1.53%       1.03%       1.47%         1.08%
Portfolio turnover rate                           145%         86%         23%           29%        145%         86%           23%
----------------------------------------------------------------------------------------------------------------------------------

                                                                   Class A                                   Class B
                                                                   -------                                   -------
GE Fixed Income Fund                               9/30/96         9/30/95       9/30/94(b)      9/30/96     9/30/95     9/30/94
----------------------------------------------------------------------------------------------------------------------------------
Inception date                                        --             --         12/22/93           --           --       12/22/93
Net asset value, beginning of period                $11.91         $11.27         $12.19         $11.91       $11.26      $12.15
Income (loss) from investment operations:
Net investment income                                 0.65           0.73           0.47           0.60         0.65        0.42
Net realized and unrealized
gains (losses) on investments                        (0.19)          0.63          (0.84)         (0.20)        0.66       (0.81)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                                 0.46           1.36          (0.37)          0.40         1.31       (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 0.68           0.72           0.47           0.61         0.66        0.42
Net realized gains                                    0.00           0.00           0.08           0.00         0.00        0.08
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   0.68           0.72           0.55           0.61         0.66        0.50
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.69         $11.91         $11.27         $11.70       $11.91      $11.26
==================================================================================================================================

TOTAL RETURN (a)                                      3.91%         12.48%         (3.02%)         3.41%       11.98%      (3.31%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $15,653         $5,400        $26,023         $1,673         $234         $65
Ratio of net investment income
to average net assets*                                5.66%          6.22%          5.37%          5.19%        5.57%       4.83%
Ratio of expenses to average net assets*              1.05%          1.08%          1.10%          1.60%        1.60%       1.58%
Ratio of expenses to average net assets
before voluntary expense limitation*                  1.12%          1.18%          1.51%          2.44%        3.50%       2.01%
Portfolio turnover rate                                275%           315%           298%           275%         315%        298%


                                                                  Class C                                    Class D
                                                                  -------                                    -------
GE Fixed Income Fund                          9/30/96      9/30/95     9/30/94     9/30/93(c)   9/30/96      9/30/95       9/30/94
----------------------------------------------------------------------------------------------------------------------------------
Inception date                                    --           --          --       1/5/93          --         --        11/29/93
Net asset value, beginning of period           $11.92       $11.27      $12.31      $12.00       $11.92      $11.27        $12.17
Income (loss) from investment operations:
Net investment income                            0.69         0.73        0.61        0.36         0.72        0.77          0.55
Net realized and unrealized
gains (losses) on investments                   (0.21)        0.67       (0.96)       0.31        (0.22)       0.65         (0.83)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                            0.48         1.40       (0.35)       0.67         0.50        1.42         (0.28)
----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            0.70         0.75        0.61        0.36         0.73        0.77          0.54
Net realized gains                               0.00         0.00        0.08        0.00         0.00        0.00          0.08
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                              0.70         0.75        0.69        0.36         0.73        0.77          0.62
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.70       $11.92      $11.27      $12.31       $11.69      $11.92        $11.27
==================================================================================================================================

TOTAL RETURN (a)                                 4.10%       12.81%      (2.97%)      5.24%        4.32%      13.10%        (2.34%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $28,115      $21,401     $13,600     $11,485      $19,098      $6,642        $2,732
Ratio of net investment income
to average net assets*                           5.84%        6.37%       5.22%       3.87%        6.14%       6.57%         5.40%
Ratio of expenses to average net assets*         0.85%        0.85%       0.79%       0.60%        0.55%       0.59%         0.58%
Ratio of expenses to average net assets
before voluntary expense limitation*             0.99%        0.95%       1.26%       1.63%        0.57%       2.50%         1.01%
Portfolio turnover rate                           275%         315%        298%         68%         275%        315%          298%

----------
See Notes to Financial Highlights and Financial Statements

Selected data based on a share outstanding throughout the period(s) indicated

                                                             Class A                               Class B
                                                             -------                               -------
GE Short-Term Government Fund                   9/30/96      9/30/95     9/30/94      9/30/96      9/30/95     9/30/94
-----------------------------------------------------------------------------------------------------------------------
Inception date                                     --           --        3/2/94          --           --       3/2/94
Net asset value, beginning of period             $11.91       $11.72      $12.00       $11.90       $11.72      $12.00
Income (loss) from investment operations:
Net investment income                              0.60         0.64        0.35         0.56         0.59        0.33
Net realized and unrealized
gains (losses) on investments                     (0.06)        0.21       (0.30)       (0.05)        0.21       (0.31)
-----------------------------------------------------------------------------------------------------------------------
Total income from
investment operations                              0.54         0.85        0.05         0.51         0.80        0.02
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              0.61         0.66        0.33         0.57         0.62        0.30
Net realized gains                                 0.06         0.00        0.00         0.06         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                0.67         0.66        0.33         0.63         0.62        0.30
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.78       $11.91      $11.72       $11.78       $11.90      $11.72
=======================================================================================================================
TOTAL RETURN (a)                                   4.63%        7.48%       0.40%        4.35%        7.01%       0.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $340         $285         $35         $145          $83         $25
Ratio of net investment income
to average net assets*                             5.04%        5.27%       4.75%        4.67%        5.07%       4.38%
Ratio of expenses to average net assets*           0.95%        0.95%       0.95%        1.30%        1.30%       1.30%
Ratio of expenses to average net assets
before voluntary expense limitation*               3.00%        3.00%       1.71%        3.35%        3.35%       2.06%
Portfolio turnover rate                             201%         415%        146%         201%         415%        146%
-----------------------------------------------------------------------------------------------------------------------

                                                          Class C                                  Class D
                                                          -------                                  -------
GE Short-Term Government Fund                 9/30/96     9/30/95     9/30/94         9/30/96      9/30/95     9/30/94
-----------------------------------------------------------------------------------------------------------------------
Inception date                                    --          --       3/2/94             --           --       3/2/94
Net asset value, beginning of period           $11.91      $11.72      $12.00          $11.90       $11.72      $12.00
Income (loss) from investment operations:
Net investment income                            0.63        0.66        0.36            0.66         0.69        0.39
Net realized and unrealized
gains (losses) on investments                   (0.05)       0.22       (0.30)          (0.05)        0.21       (0.31)
-----------------------------------------------------------------------------------------------------------------------
Total income from
investment operations                            0.58        0.88        0.06            0.61         0.90        0.08
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            0.64        0.69        0.34            0.67         0.72        0.36
Net realized gains                               0.06        0.00        0.00            0.06         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------
Total distributions                              0.70        0.69        0.34            0.73         0.72        0.36
-----------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $11.79      $11.91      $11.72          $11.78       $11.90      $11.72
=======================================================================================================================

TOTAL RETURN (a)                                 4.98%       7.74%       0.53%           5.24%        7.92%       0.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $3,653      $2,437        $287          $7,786       $8,048      $7,822
Ratio of net investment income
to average net assets*                           5.28%       5.62%       5.18%           5.54%        5.89%       5.32%
Ratio of expenses to average net assets*         0.70%       0.70%       0.70%           0.45%        0.45%       0.45%
Ratio of expenses to average net assets
before voluntary expense limitation*             1.34%       1.84%       1.46%           0.83%        0.98%       1.21%
Portfolio turnover rate                           201%        415%        146%            201%         415%        146%
-----------------------------------------------------------------------------------------------------------------------


GE Money Market Fund                                       9/30/96          9/30/95        9/30/94        9/30/93(c)
--------------------------------------------------------------------------------------------------------------------
Inception date                                                --               --              --          1/5/93
Net asset value, beginning of period                        $1.00            $1.00          $1.00           $1.00
Income (loss) from investment operations:
Net investment income                                        0.05             0.05           0.03            0.02
Net realized and unrealized
gains (losses) on investments                                0.00             0.00           0.00            0.00
--------------------------------------------------------------------------------------------------------------------
Total income from investment operations                      0.05             0.05           0.03            0.02
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        0.05             0.05           0.03            0.02
Net realized gains                                           0.00             0.00           0.00            0.00
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          0.05             0.05           0.03            0.02
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.00            $1.00          $1.00           $1.00
====================================================================================================================
TOTAL RETURN (a)                                             5.18%            5.52%          3.31%           1.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $85,842          $71,664         $53,607        $17,197
Ratio of net investment income
to average net assets*                                       5.06%            5.32%          3.41%           2.27%
Ratio of expenses to average net assets*                     0.45%            0.45%          0.45%           0.45%
Ratio of expenses to average net assets
before voluntary expense limitation*                         0.66%            0.70%          1.04%           1.48%

----------
Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the advisor not absorbed a portion of expenses, total return would have been lower. Periods less than one year are not annualized.

(b) Per share information is for the period since inception through September 30, 1994, and the total return information is for the period January 1, 1994, commencement of investment operations, through September 30, 1994.

(c) Per share information is for the period since inception through September 30, 1993, and the total return information is for the period February 22, 1993, commencement of investment operations, through September 30, 1993, except for GE Tax-Exempt Fund, which is from February 26, 1993 through September 30, 1993.

(d) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

(e) Per share data is based on average shares outstanding during the period. Certain reclassifications have been made to prior year balances to conform to the classifications used in 1996.

*    Annualized for periods less than one year.

See Notes to Financial Statements

Statements Of Assets
And Liabilities September 30, 1996

--------------------------------------------------------------------------------------------------------------------
                                                                  GE                    GE                   GE
                                                             INTERNATIONAL            GLOBAL                U.S.
                                                                EQUITY                EQUITY               EQUITY
                                                                 FUND                  FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market (cost $66,615,140,
$35,615,016, $184,645,848, $70,117,584, $12,044,928,
$62,797,638, $11,561,462, and $0, respectively)              $ 72,352,179         $ 41,096,589         $223,295,548
Short term investments (at amortized cost)                      1,580,000            2,078,983           11,365,000
Cash                                                                    0                    0               16,064
Foreign currency (cost $960,413, $272,388,
$406, $143,781, $0, $0, $0,
and $0, respectively)                                             952,823              271,534                  405
Receivable for investments sold                                   142,168               51,287              287,809
Income receivables                                                258,586              132,308              426,042
Receivable for fund shares sold                                    87,625               20,535            1,349,131
Receivable on forward foreign currency contracts                        0                    0                    0
Deferred organizational costs                                      48,296               26,797               41,625
-------------------------------------------------------------------------------------------------------------------
Total assets                                                   75,421,677           43,678,033          236,781,624
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Distributions payable to shareholders                                   0                    0                    0
Payable for investments purchased                                 112,668              133,303              353,459
Payable for fund shares repurchased                                 3,636               18,606               78,671
Payable to GEIM                                                   115,057               64,915              127,474
Payable to custodian                                                  765                1,854                    0
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 232,126              218,678              559,604
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 75,189,551         $ 43,459,355         $236,222,020
===================================================================================================================
NET ASSETS CONSIST OF:
Capital paid in                                              $ 67,224,609         $ 35,372,173         $174,390,310
Undistributed net investment income                               484,828              107,597            2,857,691
Accumulated net realized gain (loss)                            1,750,374            2,498,694           20,205,114
Net unrealized appreciation / (depreciation) on:
Investments                                                     5,737,039            5,481,573           38,649,700
Futures                                                                 0                    0              119,100
Written options                                                         0                    0                    0
Foreign currency transactions                                      (7,299)                (682)                 105
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 75,189,551         $ 43,459,355         $236,222,020
===================================================================================================================

Class A:
Net assets                                                   $  8,461,947         $  4,054,663         $ 34,523,068
Shares outstanding ($.001 par value)                              479,531              184,261            1,478,987
Net asset value per share                                    $      17.65         $      22.01         $      23.34
Maximum offering price per share                             $      18.53         $      23.11         $      24.50

Class B:
Net assets                                                   $    272,194         $    599,838         $  7,193,625
Shares outstanding ($.001 par value)                               15,579               27,425              318,747
Net asset value per share*                                   $      17.47         $      21.87         $      22.57

Class C:
Net assets                                                   $  3,230,410         $ 28,681,675         $ 50,034,782
Shares outstanding ($.001 par value)                              182,985            1,293,185            2,173,778
Net asset value per share                                    $      17.65         $      22.18         $      23.02

Class D:
Net assets                                                   $ 63,225,000         $ 10,123,179         $144,470,545
Shares outstanding ($.001 par value)                            3,560,095              454,974            6,272,480
Net asset value per share                                    $      17.76         $      22.25         $      23.03


* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------
     GE                   GE                   GE                  GE                    GE
  STRATEGIC              TAX-                 FIXED             SHORT-TERM             MONEY
  INVESTMENT            EXEMPT               INCOME             GOVERNMENT            MARKET
    FUND                 FUND                 FUND                 FUND                FUND**
-------------------------------------------------------------------------------------------------

$ 81,104,684         $ 12,197,688         $ 62,681,542         $ 11,513,166         $          0
  11,490,591                    0            6,479,807              310,000           85,220,911
       1,325               84,127            1,024,764                8,677                4,920


     142,807                    0                    0                    0                    0
     389,012              565,844            2,469,560               17,019                    0
     444,638              200,324              720,204              103,399              177,994
      19,511               11,555               35,043                2,466              749,738
           0                    0                9,137                    0                    0
      26,798               21,853               31,739               48,295               21,853
-------------------------------------------------------------------------------------------------
  93,619,366           13,081,391           73,451,796           12,003,022           86,175,416
-------------------------------------------------------------------------------------------------

           0                8,028               52,321                9,380               57,774
   1,954,592              500,390            8,785,082               17,000                    0
      28,603                5,607               12,336                  147              223,212
      74,417               24,392               62,830               52,647               52,745
           0                    0                    0                    0                    0
-------------------------------------------------------------------------------------------------
   2,057,612              538,417            8,912,569               79,174              333,731
-------------------------------------------------------------------------------------------------
$ 91,561,754         $ 12,542,974         $ 64,539,227         $ 11,923,848         $ 85,841,685
=================================================================================================

$ 77,937,249         $ 12,955,373         $ 68,528,850         $ 11,959,198         $ 85,805,725
   1,623,000               44,788               95,901               22,580               44,818
   1,015,111             (609,947)          (3,978,654)              (9,634)              (8,858)

  10,987,100              152,760             (116,096)             (48,296)                   0
           0                    0                    0                    0                    0
           0                    0                    0                    0                    0
        (706)                   0                9,226                    0                    0
-------------------------------------------------------------------------------------------------
$ 91,561,754         $ 12,542,974         $ 64,539,227         $ 11,923,848         $ 85,841,685
=================================================================================================

$ 25,231,655         $    536,849         $ 15,652,888         $    339,526         $          0
   1,241,211               46,010            1,339,392               28,810                    0
$      20.33         $      11.67         $      11.69         $      11.78         $          0
$      21.34         $      12.19         $      12.21         $      12.08         $          0


$  3,700,795         $  1,318,566         $  1,673,148         $    145,164         $          0
     184,645              112,872              142,959               12,324                    0
$      20.04         $      11.68         $      11.70         $      11.78         $          0


$ 26,466,866         $  7,727,634         $ 28,114,641         $  3,653,363         $ 85,841,685
   1,298,772              662,201            2,403,229              309,790           85,850,615
$      20.38         $      11.67         $      11.70         $      11.79         $       1.00


$ 36,162,438         $  2,959,925         $ 19,098,550         $  7,785,795         $          0
   1,769,483              253,604            1,633,266              660,802                    0
$      20.44         $      11.67         $      11.69         $      11.78         $          0


Statements Of Operations
For the year ended September 30, 1996


--------------------------------------------------------------------------------------------------------
                                                         GE                   GE                  GE
                                                    INTERNATIONAL           GLOBAL               U.S.
                                                       EQUITY               EQUITY              EQUITY
                                                        FUND                 FUND                FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
Dividends                                         $  1,179,977         $    599,600         $  4,435,493
Interest                                               140,684               98,183              632,975
Less: Foreign taxes withheld                          (142,115)             (53,874)             (41,456)
--------------------------------------------------------------------------------------------------------
Total income                                         1,178,546              643,909            5,027,012
--------------------------------------------------------------------------------------------------------
Expenses:
Advisory and administration fees                       464,327              287,004              836,061
Distribution fees
         Class A                                        28,518               16,518              123,210
         Class B                                         1,879                4,691               43,357
         Class C                                         5,389               64,606               95,381
Blue Sky
         Class A                                         7,393                7,228                8,411
         Class B                                         6,515                6,621                6,573
         Class C                                         9,369               21,392               15,808
         Class D                                        22,191               11,800               48,597
Transfer agent
         Class A                                         3,793                7,706               15,867
         Class B                                         1,924                4,374               16,401
         Class C                                         6,836               82,174               81,766
         Class D                                        16,833                2,313                9,989
Trustees' fees                                           3,935                3,008               15,306
Custody and accounting                                   6,839                5,220               26,565
Professional fees                                       40,783               31,180              158,683
Registration                                             7,082                5,414               27,553
Amortization of deferred organization
         expense                                        18,347               19,402               30,016
Other                                                   14,870               11,372               57,861
--------------------------------------------------------------------------------------------------------
Total expenses before waiver                           666,823              592,023            1,617,405
Less: Expenses waived or borne by
         the advisor                                   (24,972)             (85,533)            (309,241)
--------------------------------------------------------------------------------------------------------
Net expenses                                           641,851              506,490            1,308,164
--------------------------------------------------------------------------------------------------------
Net investment income                                  536,695              137,419            3,718,848
========================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Realized gain (loss) on:
         Investments                                 2,140,832            2,608,823           20,483,986
         Futures                                             0                    0              888,676
         Written options                                     0                    0               31,735
         Foreign currency transactions                 (69,965)             (43,438)              (4,017)
Increase (decrease) in unrealized
appreciation/depreciation on:
         Investments                                 3,648,065            1,436,241           10,336,087
         Futures                                             0                    0              120,150
         Written options                                     0                    0                4,320
         Foreign currency transactions                 (10,228)               1,375                 (198)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
         (loss) on investments                       5,708,704            4,003,001           31,860,739
--------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         $  6,245,399         $  4,140,420         $ 35,579,587
========================================================================================================


----------
See Notes to Financial Statements.


-------------------------------------------------------------------------------------------
       GE                   GE                GE                   GE                 GE
   STRATEGIC               TAX-              FIXED              SHORT-TERM          MONEY
  INVESTMENT              EXEMPT            INCOME              GOVERNMENT          MARKET
     FUND                  FUND              FUND                  FUND              FUND
-------------------------------------------------------------------------------------------

$   763,219         $         0         $    14,209         $         0         $         0
  1,862,384             641,858           3,684,621             688,149           4,521,005
    (30,172)                  0                (375)               (262)                  0
-------------------------------------------------------------------------------------------
  2,595,431             641,858           3,698,455             687,887           4,521,005
-------------------------------------------------------------------------------------------

    243,374              42,029             192,880              34,453             205,219

     70,248               2,322              62,401               1,743                   0
     24,715              11,328              10,963               1,163                   0
     56,162              18,259              63,128               7,883                   0

      8,385               6,581               9,886               6,540                   0
      6,647               6,551               6,555               6,529                   0
     17,070              15,734              20,045              10,420              38,976
     15,442              11,394               7,273              16,166                   0

     14,371               1,295               5,274               1,449                   0
      8,769               2,063               3,575                 824                   0
     49,616              16,391              43,827               4,535             159,234
     17,000                 319               3,828                 947                   0
      4,231               1,069               3,081                 966               6,405
      7,353               1,858               5,359               1,678              11,120
     43,846              11,097              31,955              10,021              66,426
      7,614               1,927               5,549               1,741              11,534

     19,401              15,866              22,941              18,348              15,866
     15,987               4,034              11,650               3,656              24,250
-------------------------------------------------------------------------------------------
    630,231             170,117             510,170             129,062             539,030

    (53,026)            (74,915)            (56,349)            (66,598)           (169,636)
-------------------------------------------------------------------------------------------
    577,205              95,202             453,821              62,464             369,394
-------------------------------------------------------------------------------------------
  2,018,226             546,656           3,244,634             625,423           4,151,611
===========================================================================================




  1,142,947              57,428          (1,228,965)             (1,342)             (5,488)
          0                   0               6,476                   0                   0
   (132,368)                  0                   0                   0                   0
     (8,335)                  0              54,512                   0                   0


  5,541,959            (157,166)           (607,341)            (58,761)                  0
          0                   0                   0                   0                   0
     38,144                   0                   0                   0                   0
      3,601                   0               6,950                   0                   0
-------------------------------------------------------------------------------------------

  6,585,948             (99,738)         (1,768,368)            (60,103)             (5,488)
-------------------------------------------------------------------------------------------

$ 8,604,174        $    446,918        $  1,476,266        $    565,320         $ 4,146,123
===========================================================================================



Statement Of Changes
In Net Assets


------------------------------------------------------------------------------------------------------------------------------------
                                                         GE                            GE                           GE
                                                     INTERNATIONAL                    GLOBAL                       U.S.
                                                       EQUITY                         EQUITY                      EQUITY
                                                        FUND                           FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
                                             Year Ended     Year Ended      Year Ended      Year Ended    Year Ended    Year Ended
                                              September     September       September        September    September      September
                                               30, 1996      30, 1995       30, 1996         30, 1995     30, 1996       30, 1995
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
Net investment income                      $    536,695   $    292,459     $  137,419      $  216,432    $ 3,718,848   $  3,231,756
Net realized gain (loss) on investments,
   futures, written options, and
   foreign currency transactions              2,070,867       (337,917)     2,565,385         415,492     21,400,380      1,669,029
Net increase (decrease) in unrealized
   appreciation/depreciation                  3,637,837      1,716,419      1,437,616       1,771,654     10,460,359     29,031,181
------------------------------------------------------------------------------------------------------------------------------------
Net increase from operations                  6,245,399      1,670,961      4,140,420       2,403,578     35,579,587     33,931,966
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
         Class A                                 (6,640)           (85)        (2,429)         (4,762)      (262,767)             0
         Class B                                      0            (45)             0            (213)       (33,028)        (2,872)
         Class C                                 (5,998)        (4,356)       (47,344)       (101,076)      (515,508)      (300,089)
         Class D                               (206,019)      (171,765)       (29,722)        (77,394)    (2,441,173)    (2,525,130)
Net realized gains
         Class A                                      0              0        (54,657)        (19,779)      (220,116)       (12,003)
         Class B                                      0              0         (7,141)         (4,264)       (29,002)          (914)
         Class C                                      0              0       (439,601)       (446,448)      (397,494)       (94,068)
         Class D                                      0              0       (126,339)       (229,385)    (1,698,965)      (647,519)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            (218,657)      (176,251)      (707,233)       (883,321)    (5,598,053)    (3,582,595)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions                  6,026,742      1,494,710      3,433,187       1,520,257     29,981,534     30,349,371
------------------------------------------------------------------------------------------------------------------------------------
Share transactions:
Proceeds from sale of shares
         Class A                              4,999,853      4,108,324      1,784,436       2,331,228     20,169,488     12,433,013
         Class B                                264,006         65,940        248,489         260,340      5,416,144      1,432,986
         Class C                              2,057,845      1,027,313      6,612,036       6,650,382     22,892,916      8,583,711
         Class D                             46,890,336     17,424,643      4,132,262       3,165,696     64,219,284     66,777,376
Value of distributions reinvested
         Class A                                  6,640             85         56,966          24,540        483,588         12,000
         Class B                                      0             45          7,140           4,476         62,916          3,784
         Class C                                  5,587          4,212        477,266         533,926        897,146        386,529
         Class D                                206,019        171,765        156,060         306,780      4,140,136      3,144,247
Cost of shares redeemed
         Class A                             (1,078,451)      (576,926)      (903,662)       (374,151)    (4,687,102)      (680,682)
         Class B                                (65,189)       (46,018)       (53,819)        (58,967)      (409,610)       (80,582)
         Class C                               (327,094)      (295,940)    (4,463,175)     (5,042,589)    (5,137,572)    (3,885,378)
         Class D                            (21,970,397)   (12,205,061)    (4,662,441)     (4,445,663)   (72,772,334)   (80,082,954)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
share transactions                           30,989,155      9,678,382      3,391,558       3,355,998     35,275,000      8,044,050
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets      37,015,897     11,173,092      6,824,745       4,876,255     65,256,534     38,393,421
NET ASSETS
Beginning of period                          38,173,654     27,000,562     36,634,610      31,758,355    170,965,486    132,572,065
------------------------------------------------------------------------------------------------------------------------------------
End of period                              $ 75,189,551   $ 38,173,654   $ 43,459,355    $ 36,634,610   $236,222,020   $170,965,486
====================================================================================================================================
Undistributed net investment
income, end of period                      $    484,828   $    218,407   $    107,597    $     78,059   $  2,857,691   $  2,397,013


* GE Money Market Fund is a no load Fund offering only one class of shares to all investors

----------
See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
              GE                         GE                         GE                         GE                     GE
            STRATEGIC                   TAX-                       FIXED                    SHORT-TERM               MONEY
            INVESTMENT                 EXEMPT                      INCOME                   GOVERNMENT               MARKET
              FUND                      FUND                        FUND                       FUND                   FUND*
------------------------------------------------------------------------------------------------------------------------------------
  Year Ended    Year Ended     Year Ended    Year Ended   Year Ended   Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
   September     September      September    September    September    September    September   September    September    September
   30, 1996      30, 1995       30, 1996     30, 1995     30, 1996     30, 1995     30, 1996     30, 1995     30, 1996     30, 1995
------------------------------------------------------------------------------------------------------------------------------------

$  2,018,226  $  1,196,476  $   546,656  $   549,458  $ 3,244,634  $ 1,542,054  $   625,423  $   553,483   $ 4,151,611  $ 3,466,116


   1,002,244       296,527       57,428     (518,751)  (1,167,977)    (911,507)      (1,342)      92,476        (5,488)           0

   5,583,704     5,579,652     (157,166)     926,079     (600,391)   1,964,369      (58,761)      87,066             0            0
------------------------------------------------------------------------------------------------------------------------------------
   8,604,174     7,072,655      446,918      956,786    1,476,266    2,594,916      565,320      733,025     4,146,123   3,466,116
------------------------------------------------------------------------------------------------------------------------------------


    (224,561)      (29,230)     (20,080)      (5,971)    (709,900)    (306,883)     (17,871)      (4,851)            0            0
     (36,223)       (5,064)     (43,346)      (4,896)     (57,106)      (7,292)      (6,475)      (2,070)            0            0
    (480,651)     (340,668)    (333,411)    (313,359)  (1,490,082)  (1,099,467)    (169,713)     (86,748)   (4,151,611)  (3,466,116)
    (515,952)     (460,723)    (149,794)    (225,257)  (1,011,836)    (142,189)    (442,799)    (480,304)            0            0

     (44,020)            0            0            0            0            0       (1,457)           0             0            0
      (7,310)            0            0            0            0            0         (405)           0             0            0
     (89,301)            0            0            0            0            0      (13,646)           0             0            0
     (88,357)            0            0            0            0            0      (33,443)           0             0            0
------------------------------------------------------------------------------------------------------------------------------------
  (1,486,375)     (835,685)    (546,631)    (549,483)  (3,268,924)  (1,555,831)    (685,809)    (573,973)   (4,151,611)  (3,466,116)
------------------------------------------------------------------------------------------------------------------------------------

   7,117,799     6,236,970      (99,713)     407,303   (1,792,658)   1,039,085     (120,489)     159,052        (5,488)           0
------------------------------------------------------------------------------------------------------------------------------------


  17,883,706     7,182,929      184,398      332,712   14,465,090    5,700,365      729,588      247,621             0            0
   2,827,055       786,579      910,235      629,874    1,637,270      255,439       89,871       70,000             0            0
   8,576,408     4,463,118    2,158,514    1,118,157   10,046,924    8,923,222    1,743,456    2,185,367   177,814,977  185,442,103
  25,183,286     7,201,248            0            0   20,655,949    6,272,781    1,694,811      167,065             0            0

     268,659        29,239       10,092        3,506      690,901      300,894       14,905        4,195             0            0
      42,201         5,063       28,592        4,370       47,491        6,850        4,689        2,041             0            0
     553,077       327,979      272,411      257,523    1,206,983      912,679      174,763       84,867     3,800,372    3,344,476
     472,353       460,719      147,775      225,255      991,882      141,112      469,809      480,184             0            0

  (3,072,661)     (535,113)     (42,587)      (2,873)  (4,397,297) (26,636,640)    (684,827)      (3,158)            0            0
    (281,702)     (131,483)    (289,191)     (10,148)    (211,360)    (100,613)     (30,407)     (15,199)            0            0
  (2,710,357)   (2,565,433)  (1,436,700)  (1,692,201)  (4,014,201)  (3,031,354)    (666,107)    (152,811) (167,432,164)(170,729,355)
 (11,444,286)   (8,746,818)  (1,100,006)  (1,500,060)  (8,464,459)  (2,526,883)  (2,349,374)    (544,992)            0            0
------------------------------------------------------------------------------------------------------------------------------------
  38,297,739     8,478,027      843,533     (633,885)  32,655,173   (9,782,148)   1,191,177    2,525,180    14,183,185   18,057,224
------------------------------------------------------------------------------------------------------------------------------------
  45,415,538    14,714,997      743,820     (226,582)  30,862,515   (8,743,063)   1,070,688    2,684,232    14,177,697   18,057,224

  46,146,216    31,431,219   11,799,154   12,025,736   33,676,712   42,419,775   10,853,160    8,168,928    71,663,988   53,606,764
------------------------------------------------------------------------------------------------------------------------------------
$ 91,561,754  $ 46,146,216  $12,542,974 $11,799,154  $64,539,227   $33,676,712  $11,923,848  $10,853,160   $85,841,685  $71,663,988
====================================================================================================================================
$  1,623,000  $    955,672  $    44,788 $    32,478  $    95,901   $    47,858  $    22,580  $    15,666   $    44,818  $    32,532


Statement of Changes
In Net Assets (continued)
Changes In Fund Shares

--------------------------------------------------------------------------------------------------------------------------------
                                                      GE                         GE                              GE
                                                 INTERNATIONAL                  GLOBAL                           U.S.
                                                   EQUITY                       EQUITY                          EQUITY
                                                     FUND                        FUND                            FUND
--------------------------------------------------------------------------------------------------------------------------------
                                          Year Ended    Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                                           September     September     September      September        September      September
                                           30, 1996      30, 1995       30, 1996       30, 1995        30, 1996        30, 1995
--------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription                 294,637       284,516          85,979       121,585           920,456       708,859
Issued for distributions reinvested             405             6           2,868         1,382            23,382           760
Shares redeemed                             (64,247)      (37,459)        (43,891)      (19,572)         (211,845)      (37,975)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares      230,795       247,063          44,956       103,395           731,993       671,644
================================================================================================================================

CLASS B:

Shares sold by subscription                  15,817         4,284          11,994        13,889           255,210        77,863
Issued for distributions reinvested               0             3             360           252             3,135           246
Shares redeemed                              (3,843)       (2,941)         (2,589)       (3,099)          (18,909)       (4,451)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in Fund shares                  11,974         1,346           9,765        11,042           239,436        73,658
================================================================================================================================

CLASS C:

Shares sold by subscription                 122,659        67,513         319,353       349,633         1,066,216       489,072
Issued for distributions reinvested             341           295          23,887        30,042            44,064        24,846
Shares redeemed                             (19,472)      (20,008)       (216,093)     (266,651)         (238,075)     (227,802)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares      103,528        47,800         127,147       113,024           872,205       286,116
================================================================================================================================

CLASS D:

Shares sold by subscription               2,756,412     1,129,189         197,330       167,151         3,068,016     3,838,354
Issued for distributions reinvested          12,531        11,978           7,803        17,187           203,647       202,724
Shares redeemed                          (1,273,543)     (814,812)       (230,524)     (244,112)       (3,416,836)   (4,733,502)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares    1,495,400       326,355         (25,391)      (59,774)         (145,173)     (692,424)
================================================================================================================================


* GE Money Market Fund is a no load Fund offering only one class of shares to all investors.

----------
See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
             GE                        GE                         GE                     GE                          GE
           STRATEGIC                  TAX-                       FIXED                SHORT-TERM                    MONEY
          INVESTMENT                 EXEMPT                      INCOME               GOVERNMENT                    MARKET
             FUND                     FUND                       FUND                   FUND                        FUND*
------------------------------------------------------------------------------------------------------------------------------------
 Year Ended    Year Ended   Year Ended   Year Ended  Year Ended   Year Ended   Year Ended   Year Ended     Year Ended    Year Ended
  September    September    September    September   September    September     September    September     September      September
  30, 1996     30, 1995      30, 1996   30, 1995    30, 1996      30, 1995      30, 1996     30, 1995      30, 1996       30, 1995
------------------------------------------------------------------------------------------------------------------------------------

   906,804      435,194     15,739      28,305     1,202,556        495,095      61,992      20,854              0              0
    14,267        1,910        857         304        58,607         26,214       1,258         354              0              0
  (156,140)     (31,089)    (3,612)       (244)     (375,267)    (2,376,760)    (58,394)       (265)             0              0
------------------------------------------------------------------------------------------------------------------------------------
   764,931      406,015     12,984      28,365       885,896     (1,855,451)      4,856      20,943              0              0
====================================================================================================================================


   148,617       45,807     76,606      53,644       137,322         22,118       7,523       5,935              0              0
     2,264          332      2,434         377         4,042            589         396         174              0              0
   (14,530)      (7,429)   (24,675)       (860)      (18,027)        (8,853)     (2,586)     (1,280)             0              0
------------------------------------------------------------------------------------------------------------------------------------
   136,351       38,710     54,365      53,161       123,337         13,854       5,333       4,829              0              0
====================================================================================================================================


   443,753      272,667    183,515      97,435       843,984         774,361    146,513     185,888    177,814,977    185,465,791
    29,341       21,452     23,130      22,483       101,965          78,996     14,742       7,195      3,800,372      3,320,860
  (139,805)    (157,028)  (123,355)   (151,987)     (338,433)       (264,064)   (56,042)    (13,001)  (167,432,164)  (170,729,355)
------------------------------------------------------------------------------------------------------------------------------------
   333,289      137,091     83,290     (32,069)      607,516         589,293    105,213     180,082     14,183,185     18,057,296
====================================================================================================================================


 1,328,680      415,926          0           0     1,711,763        527,225     142,334      14,219             0              0
    25,058       30,112     12,532      19,730        84,091         12,081      39,635      40,870             0              0
  (593,811)    (526,586)   (90,536)   (129,315)     (719,913)      (224,431)   (197,251)    (46,499)            0              0
------------------------------------------------------------------------------------------------------------------------------------
   759,927      (80,548)   (78,004)   (109,585)    1,075,941        314,875     (15,282)      8,590             0              0
====================================================================================================================================


Notes to Financial Statements -- September 30, 1996
--------------------------------------------------------------------------------

1.       Organization of the Funds

GE Funds (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of eleven investment portfolios (the "Funds") only eight of which are currently being offered, as follows: GE International Equity Fund, GE Global Equity Fund, GE U.S. Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares.

Between the Funds' effective date (January 5, 1993) and the commencement of investment operations, the Funds' adviser absorbed all expenses. The commencement dates were as follows: GE International Equity Fund - Classes A, B, C, and D and GE Short-Term Government Fund - Classes A, B, C, and D - March 2, 1994; Class A, all other funds - January 1, 1994; Class B, all other funds - December 22, 1993; Class D, all other funds - November 29, 1993; Class C, GE Tax-Exempt Fund - February 26, 1993; Class C, all other funds, including the single class of the GE Money Market Fund - February 22, 1993.

Maximum Sales Load Imposed on Purchases of Class A Shares
(as a percentage of offering price):

           4.75%                          4.25%                     2.50%
--------------------------------------------------------------------------------
GE International Equity Fund        GE Tax-Exempt Fund        GE Short-Term
GE Global Equity Fund               GE Fixed Income Fund       Government Fund
GE U.S. Equity Fund
GE Strategic Investment Fund

Maximum Contingent Deferred Sales Load
(as a percentage of redemption proceeds):

           1.00%                   3.00%                 4.00%
--------------------------------------------------------------------------------
Class A*   All funds       --                      --
Class B    --              GE Tax-Exempt Fund     GE International Equity Fund
                           GE Fixed Income Fund   GE Global Equity Fund
                           GE Short-Term          GE U.S. Equity Fund
                             Government Fund      GE Strategic Investment Fund

The maximum contingent deferred sales load for Class B redemptions for all Funds, after the first year, is as follows: 3.00% within the second year, 2.00% within the third year, 1.00% within the fourth year, and 0.00% thereafter.

No sales charges or redemption fees are assessed by the Trust with respect to Class C and Class D shares and shares of GE Money Market Fund.

* Imposed only for shares redeemed within one year of purchase which were subject to no front end sales charge by virtue of being part of a purchase of $1 million or more.

2.   Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Trust:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options that are written or purchased are valued using the mean between the last asked and bid prices. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Notes to Financial Statements -- September 30, 1996
--------------------------------------------------------------------------------

Portfolio positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Trustees.

GE Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates market value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

The Funds will accrue distribution fees, blue sky fees and transfer agent fees to the respective class. Each Fund's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in a foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, as a result of changes in the exchange rate.

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At September 30, 1996, the Funds had capital loss carryovers as follows:

Fund                                          Amount        Expires
--------------------------------------------------------------------------------
GE Tax-Exempt Fund                        $   56,890           2002
                                              97,452           2003
                                             455,605           2004
GE Fixed Income Fund                       2,559,595           2003
                                              38,636           2004
GE Short-Term Government Fund                    161           2004
GE Money Market Fund                           3,370           2003

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer net capital and currency losses as follows, during the period in fiscal 1996:

GE Fixed Income Fund                     $1,366,561
GE Short-Term Government Fund                   443
GE Money Market Fund                          5,488

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premiums on tax exempt bonds are amortized to call or maturity date, whichever is shorter using the effective yield method. For tax exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.

Notes to Financial Statements -- September 30, 1996
--------------------------------------------------------------------------------

Expenses

Expenses of the Trust which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Investment Adviser and reimbursed by the Funds up to the voluntary expense limitations.

Distributions to Shareholders

GE Tax-Exempt Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund declare investment income dividends daily and pay monthly. GE International Equity Fund, GE Global Equity Fund, GE U.S. Equity Fund and GE Strategic Investment Fund declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency transactions, paydown gains and losses on mortgage-backed securities, losses on wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Deferred Organizational Costs

Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.

When Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

Forward Foreign Currency Contracts

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

Repurchase Agreements

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Notes to Financial Statements -- September 30, 1996
--------------------------------------------------------------------------------

Futures and Options

The Funds, other than the GE Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of these instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds will invest in these instruments for the following reasons: to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to reduce the risk inherent in the management of the Fund involved.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

3.   Fees and Compensation Paid to Affiliates

Advisory and Administration Fees

Compensation of GE Investment Management Incorporated ("GEIM"), the Fund's Investment Adviser and Administrator, a wholly owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Such advisory and administration fees are based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund as indicated in the following table:


                                Annualized based on average daily net assets
                                   Advisory and         Limitation of Other
                                 Administration Fees     Operating Expenses
--------------------------------------------------------------------------------
GE International Equity Fund           .80%                   .30%
GE Global Equity Fund                  .75%                   .35%
GE U.S Equity Fund                     .40%                   .10%
GE Strategic Investment Fund           .35%                   .30%
GE Tax-Exempt  Fund                    .35%*                  .25%
GE Fixed Income Fund                   .35%                   .25%
GE Short-Term Government Fund          .30%                   .15%
GE Money Market Fund                   .25%                   .20%

* Effective July 18, 1996, GEIM agreed to waive the advisory and administration fees for the GE Tax-Exempt Fund until further notice.

Distribution Fee

The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Services Inc. ("GEIS"), a wholly owned subsidiary of GEIM and the Funds' principal underwriter, a monthly fee for shareholder and distribution services provided, at an annual rate of .50% of the average daily net assets of Class A of all applicable Funds, 1.00% for Class B of all applicable Funds (except GE Short-Term Government Fund which is .85%), and .25% for Class C of all applicable Funds. Currently Class D is not subject to a 12b-1 fee plan.

Notes to Financial Statements -- September 30, 1996
--------------------------------------------------------------------------------

Other

The Funds pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $10,000 and an additional fee of $500 for each Trustees' meeting attended.

For the year ended September 30, 1996, GEIS acting as underwriter received net commissions of $6,764 from the sale of Class A shares and $24,142 in contingent deferred sales charges from redemptions of Class A and Class B shares.

GNA Corporation, a wholly owned subsidiary of General Electric Company, acts as Blue Sky administrator for the GE Funds. Fees paid to GNA of approximately $40,000, are included in Blue Sky expenses in the Statement of Operations.

4.   Aggregate Unrealized Appreciation and Depreciation

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 1996, were as follows:

                                                                      Net
                              Gross              Gross             Unrealized
                           Unrealized          Unrealized         Appreciation
                          Appreciation        Depreciation       (Depreciation)
--------------------------------------------------------------------------------
GE International
 Equity Fund               $ 8,874,318         $3,137,279         $  5,737,039
GE Global Equity
 Fund                        7,237,238          1,755,665            5,481,573
GE U.S. Equity
 Fund                       40,674,584          2,024,884           38,649,700
GE Strategic
 Investment Fund            11,886,661            899,561           10,987,100
GE Tax-Exempt
 Fund                          199,353             46,593              152,760
GE Fixed
 Income Fund                   342,151            458,247             (116,096)
GE Short-Term
 Government Fund                20,771             69,067              (48,296)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 1996.

5.   Options

During the period ended September 30, 1996, the following option contracts were written:

                       GE U.S. Equity Fund       GE Strategic Investment Fund
                     -----------------------     ----------------------------

                       Number                     Number
                    of Contracts     Premium   of Contracts    Premium
--------------------------------------------------------------------------------
Balance as of
 September
 30, 1995                 19       $   11,280        39      $  73,981
Written                  214           66,008         0              0
Closed and
 Expired                (154)         (45,326)      (39)       (73,981)
Exercised                (79)         (31,962)       (0)            (0)
--------------------------------------------------------------------------------
Balance as
 of September
 30, 1996                   0        $       0         0      $       0
================================================================================

6.   Investment Transactions

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations, short-term securities and options, for the period ended September 30, 1996, were:

                                           Purchases               Sales
--------------------------------------------------------------------------------
GE International
 Equity Fund                              $ 50,434,243          $ 19,555,870
GE Global
 Equity Fund                                19,180,450            16,801,890
 GE U.S. Equity Fund                       130,107,932            97,361,589
GE Strategic
 Investment Fund                            35,998,709            13,260,079
GE Tax-Exempt Fund                          18,971,661            16,545,279
GE Fixed Income Fund                        35,249,406            19,219,177
GE Short-Term
Government Fund                              3,098,583             2,089,053

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the period ended September 30, 1996, were:

                                       Purchases               Sales
--------------------------------------------------------------------------------
GE U.S. Equity Fund                  $  1,034,822          $    423,304
GE Strategic
 Investment Fund                       55,300,788            44,340,890
GE Fixed Income Fund                  143,977,297           125,945,501
GE Short-Term
 Government Fund                       21,098,755            20,276,852

7.   Beneficial Interest

The schedule below shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.

                                             5% or Greater Shareholders
                                             --------------------------
                                             Number     % of Fund Held
--------------------------------------------------------------------------------
GE International Equity Fund                    4            85%
GE Global Equity Fund                           3            28%
GE U.S. Equity Fund                             6            43%
GE Strategic Investment Fund                    5            56%
GE Tax-Exempt Fund                              1            24%
GE Fixed Income Fund                            4            36%
GE Short-Term Government Fund                   2            63%
GE Money Market Fund                            1            10%

At September 30, 1996, GE Company owned 24% and 39%, respectively, of the shares outstanding of the GE Tax-Exempt and GE Short-Term Government Funds.

Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES OF GE FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GE International Equity Fund, GE Global Equity Fund, GE U.S. Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund, each a series of GE Funds (the "Trust"), at September 30, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
November 12, 1996

GE Funds Investment Team

Portfolio Managers

GE International Equity Fund
GE Global Equity Fund
Ralph R. Layman

GE U.S. Equity Fund
Eugene K. Bolton
  Christopher D. Brown
  David B. Carlson
  Peter J. Hathaway
  A. John Kohlhepp
  Paul C. Reinhardt

GE Strategic Investment Fund
David B. Carlson
Robert A. MacDougall

GE Tax-Exempt Fund
Stella V. Lou

GE Fixed Income Fund
GE Short-Term Government Fund
GE Money Market Fund
Robert A. MacDougall

Investment Adviser
and Administrator
GE Investment Management Incorporated

Trustees
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

Secretary
Matthew J. Simpson

Treasurer
Jeffrey A. Groh

Distributor
GE Investment Services Inc.
Member NASD and SIPC

Counsel
Willkie Farr & Gallagher

Custodian
State Street Bank & Trust Company

Independent Accountants
Price Waterhouse LLP


Officers of the Investment Adviser
Dale F. Frey, Chairman of the Board and President
Eugene K. Bolton, EVP, Domestic Equities
Michael J. Cosgrove, EVP, Mutual Funds
Ralph R. Layman, EVP, International Equities
Alan M. Lewis, EVP, General Counsel and Secretary
John H. Myers, EVP, Fixed Income and Alternative Investments
Geoffrey R. Norman, EVP, Institutional Marketing
Don W. Torey, EVP, Finance and Administration

Shareholder Inquiries

Shareholder Services has embarked on an ambitious program of service upgrades which will be apparent to all our shareholders in the coming months. Among the areas of improvement will be our telephone technology, account transactional processing and universal availability of our daily fund prices in the media. Our first order of business is to redesign and improve the Automated Voice Response System, which is accessed nearly one million times a year (over 3,500 calls per day). These numbers show us that our shareholders have readily utilized this service in making investment decisions.

The new user-friendly Automated Voice Response System, which will be available 24 hours a day, 7 days a week, is in the planning stage. Here is a brief list of the various functions expected to be included in the final version, which will have more simplified and understandable menu selection:

* Obtain information on prices, yields and returns - current as well as historic

* Create a personal portfolio to hear prices, yields and returns only of those funds you own or funds you may wish to track

*    Obtain account balance - individual investments and total portfolio

Shortly before the conversion occurs, shareholders will receive a brochure with detailed instructions on how to use the new System.

We hope you will be as excited as we are by this service upgrade once you have experienced it. We welcome your comments and suggestions.


Class A and B investor:      Call your investment professional or 1-800-735-4547

Class C investor:            Call the GE Funds Inquiry Center at 1-800-242-0134

Address inquiries regarding
 the Funds to:               Address inquiries regarding your account to:
GE Funds                     GE Funds
3003 Summer Street           P.O. Box 8309
P.O. Box 120065              Boston, MA 02266-8309
Stamford, CT 06912-0065

Class D investor:            Contact your designated GE Investment's
                             account representative

401(k) plan investor:        Call your company's designated plan number


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

GE Funds
3003 Summer Street
Stamford, CT 06904-7900

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U.S. Postage
PAID
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Distributed by GE Investment Services Inc., member NASD and SIPC